UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

January 31, 2020

     MFS® Global High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

HYO-ANN

MFS® Global High Yield Fund

Contact information	back cover
Appendix A: MFS High Yield Pooled Portfolio Annual Report	Enclosed

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, impacting over 100 countries. The global pandemic prompted many governments to take drastic action to arrest the spread of the virus, such as quarantines, school and business closures and prohibitions on large public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and expectations of falling global economic growth.

The situation remains uncertain given that countries differ in terms of the way they are responding to the outbreak and the resources they have at their disposal to fight it. From a market perspective, global central banks have taken aggressive, coordinated steps to cushion the economic impact of the fallout related to the virus, and governments are undertaking considerable fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

March 18, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.1%
Utilities – Electrical Power	5.7%
Medical & Health Technology & Services	5.2%
Wireless Communications	4.4%
Food & Beverages	3.9%

Composition including fixed income credit quality (a)(i)
BBB	2.4%
BB	54.1%
B	29.6%
CCC	8.4%
CC	0.1%
C	0.1%
Not Rated	(3.4)%
Non-Fixed Income	1.9%
Cash & Cash Equivalents	3.3%
Other	3.5%

Portfolio facts (i)
Average Duration (d)	2.9
Average Effective Maturity (m)	4.0 yrs.

Issuer country weightings (i)(x)
United States	59.0%
Brazil	5.3%
United Kingdom	4.7%
Canada	3.7%
Luxembourg	2.6%
France	2.2%
India	1.9%
Mexico	1.7%
Netherlands	1.5%
Other Countries	17.4%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and including fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.

Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2020, Class A shares of the MFS Global High Yield Fund (fund) provided a total return of 9.59%, at net asset value. This compares with a return of 10.55% for the fund’s benchmark, the ICE BofA Global High Yield – Constrained Index (USD Hedged) (formerly the BofA Global High Yield – Constrained Index (USD Hedged)).

In addition to investing directly in portfolio securities, the fund also invests indirectly in portfolio securities through investment in the MFS High Yield Pooled Portfolio, a mutual fund also advised by MFS. The discussion below reflects both the fund’s direct and indirect investments.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period, although an outbreak of coronavirus emanating from central China contributed to a bout of volatility at period’s end. Markets had anticipated that dissipating headwinds would lead to a rebound in global growth and trade in early 2020, but supply chain disruptions linked to the virus are now calling that assumption into question.

The headwinds from trade and geopolitical uncertainty, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019, and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank having unveiled a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut interest rates several times in recent months, while China began to loosen policy late in the period.

The more dovish Fed in 2019 helped improve conditions in emerging markets. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period along with easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), which contributed to an increased dispersion in performance among sovereign fixed income assets.

4

Management Review – continued

Detractors from Performance

Relative to the ICE BofA Global High Yield – Constrained Index (USD Hedged), the fund’s shorter relative duration (d) exposure detracted from performance as interest rates generally declined over the reporting period. Additionally, an out-of-benchmark exposure to the sovereign sector, and a greater exposure to the electric sector, held back relative returns. Bond selection within both the basic industry and communications sectors further weighed on the fund’s relative results.

Top individual detractors for the reporting period included the fund’s overweight exposures to Argentina (sovereign), investment services provider Northwest Acquisitions (basic industry), independent exploration and production company Alta Mesa Resources (h) (energy) and Stoneway Capital (electric).

Contributors to Performance

Security selection was an overall positive factor that benefited relative returns. From a quality perspective, bond selection within “BB” rated (r) issuers helped relative results. From a sector perspective, selection within the consumer non-cyclical, consumer cyclical and energy sectors supported relative performance.

The fund’s asset allocation decisions, overall, were another factor that positively impacted relative results. Notably, the fund’s lesser exposure to the energy sector and its greater exposure to the capital goods sector contributed to relative returns.

Top individual contributors for the reporting period included the fund’s overweight exposures to Ukraine (sovereign), Turkey (sovereign), instant lottery tickets producer Scientific Games International (consumer cyclicals) and new home construction and development services company Mattamy Group (consumer cyclicals).

Respectfully,

Portfolio Manager(s)

David Cole, Matt Ryan, and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/01/98	9.59%	5.11%	6.56%
B	7/01/98	8.94%	4.36%	5.79%
C	7/01/98	8.96%	4.32%	5.79%
I	7/01/98	10.03%	5.37%	6.83%
R1	6/02/08	8.78%	4.29%	5.75%
R2	6/02/08	9.48%	4.88%	6.32%
R3	6/02/08	10.28%	5.24%	6.63%
R4	6/02/08	9.83%	5.33%	6.88%
R6	6/02/08	9.98%	5.44%	6.89%

Comparative benchmark(s)
ICE BofA Global High Yield – Constrained Index (USD Hedged) (f)		10.55%	6.67%	7.77%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		4.93%	4.20%	6.10%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.94%	4.02%	5.79%
C With CDSC (1% for 12 months) (v)		7.96%	4.32%	5.79%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

ICE BofA Global High Yield – Constrained Index (USD Hedged) (formerly BofA Global High Yield – Constrained Index (USD Hedged)) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s and S&P). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index. Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on

7

Performance Summary – continued

an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2019 through January 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2019 through January 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/19	Ending Account Value 1/31/20	Expenses Paid During Period (p) 8/01/19-1/31/20
A	Actual	1.05%	$1,000.00	$1,032.12	$5.38
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,029.90	$9.21
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,029.93	$9.21
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,035.04	$4.10
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,028.28	$9.20
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$1,032.45	$6.66
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$1,033.70	$5.38
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,033.35	$4.10
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.71%	$1,000.00	$1,033.90	$3.64
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
Bonds - 34.8%
Apparel Manufacturers - 0.3%
PVH Corp., 3.125%, 12/15/2027	EUR	720,000	$894,495

Asset-Backed & Securitized - 0.3%
AA Bond Co. Ltd., 2.75%, 7/31/2043	GBP	730,000	$939,943
Lehman Brothers Commercial Conduit Mortgage Trust, 1.114%, 2/18/2030 (i)		$21,398	0

			$939,943
Automotive - 0.6%
LKQ European Holdings B.V., 3.625%, 4/01/2026 (n)	EUR	350,000	$401,812
LKQ Italia Bondco S.p.A., 3.875%, 4/01/2024		1,155,000	1,420,141

			$1,821,953
Broadcasting - 0.9%
Arqiva Broadcast Finance PLC, 6.75%, 9/30/2023	GBP	1,200,000	$1,683,435
Pinewood Finance Co. Ltd., 3.25%, 9/30/2025 (n)		605,000	814,880
WMG Acquisition Corp., 4.125%, 11/01/2024	EUR	495,000	566,026

			$3,064,341
Brokerage & Asset Managers - 0.6%
Banco BTG Pactual S.A. (Cayman Islands), 4.5%, 1/10/2025 (n)		$722,000	$743,660
Vivion Investments S.à r.l., 3%, 8/08/2024	EUR	1,000,000	1,151,349

			$1,895,009
Building - 0.6%
Grupo Cementos de Chihuahua S.A.B. de C.V., 5.25%, 6/23/2024 (n)		$1,355,000	$1,412,588
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	630,000	707,989

			$2,120,577
Business Services - 0.3%
Nexi S.p.A. , 1.75%, 10/31/2024	EUR	735,000	$826,768

Cable TV - 2.7%
Altice Financing S.A., 7.5%, 5/15/2026 (n)		$525,000	$561,068
Cable Onda S.A., 4.5%, 1/30/2030 (n)		550,000	568,584
Globo Comunicacoes e Participacoes S.A., 4.875%, 1/22/2030 (n)		803,000	819,478
Telenet Finance Luxembourg Notes S.à r.l., 3.5%, 3/01/2028	EUR	500,000	595,881
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)		$225,000	235,688
Videotron Ltd., 5.375%, 6/15/2024 (n)		1,715,000	1,852,200
Virgin Media Secured Finance PLC, 5%, 4/15/2027	GBP	875,000	1,217,542

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
VTR Finance B.V., 6.875%, 1/15/2024 (n)		$1,456,000	$1,488,760
Ziggo B.V. , 2.875%, 1/15/2030 (n)	EUR	1,060,000	1,216,010
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		$265,000	272,619

			$8,827,830
Chemicals - 1.0%
Ashland Services B.V., 2%, 1/30/2028 (n)	EUR	880,000	$976,948
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		$739,000	732,534
SPCM S.A., 2.875%, 6/15/2023	EUR	1,367,000	1,525,168

			$3,234,650
Conglomerates - 0.5%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,555,000	$1,636,638

Construction - 0.2%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		$515,000	$548,475

Consumer Products - 0.3%
Coty, Inc., 4.75%, 4/15/2026	EUR	470,000	$547,327
Energizer Gamma Acquisition B.V. , 4.625%, 7/15/2026		495,000	573,001

			$1,120,328
Consumer Services - 0.3%
Intertrust Group B.V., 3.375%, 11/15/2025	EUR	840,000	$971,083

Containers - 0.7%
ARD Finance S.A. , 5%, 6/30/2027 (n)	EUR	485,000	$547,093
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		$1,359,000	1,392,127
Trivium Packaging Finance B.V., 3.75%, 8/15/2026 (n)	EUR	210,000	244,070

			$2,183,290
Emerging Market Quasi-Sovereign - 3.4%
CEMIG Geracao e Transmissao S.A. (Federative Republic of Brazil), 9.25%, 12/05/2024 (n)		$1,450,000	$1,691,063
Centrais Eletricas Brasileiras S.A., 3.625%, 2/04/2025 (n)		272,000	273,841
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		1,200,000	1,287,811
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)		700,000	709,765
Petrobras Global Finance B.V. (Federative Republic of Brazil), 5.75%, 2/01/2029		4,108,000	4,740,632
Petroleos Mexicanos, 6.49%, 1/23/2027 (n)		810,000	878,850
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		1,272,000	1,522,452

			$11,104,414

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - 2.4%
Arab Republic of Egypt, 6.588%, 2/21/2028		$1,085,000	$1,155,130
Dominican Republic, 5.5%, 1/27/2025		1,055,000	1,128,850
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)		1,023,000	1,155,356
Government of Ukraine, 7.75%, 9/01/2024		1,258,000	1,400,972
Government of Ukraine, 4.375%, 1/27/2030 (n)	EUR	275,000	302,695
Republic of Argentina, 5.875%, 1/11/2028		$928,000	406,000
Republic of South Africa, 4.875%, 4/14/2026		955,000	1,000,691
Republic of Turkey, 5.75%, 3/22/2024		942,000	998,520
Republic of Turkey, 6.125%, 10/24/2028		430,000	455,765

			$8,003,979
Energy - Independent - 0.0%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(z)		$1,000,000	$820
Afren PLC, 6.625%, 12/09/2020 (a)(d)(z)		528,000	211

			$1,031
Financial Institutions - 1.5%
AnaCap Financial Europe S.A. SICAV-RAIF, FLR, 5% (EURIBOR -3mo. + 5%), 8/01/2024	EUR	1,235,000	$1,229,285
Arrow Global Finance PLC, 5.125%, 9/15/2024	GBP	990,000	1,328,502
Cabot Financial (Luxembourg) S.A. , 7.5%, 10/01/2023		840,000	1,150,660
Garfunkelux Holdco 3 S.A., 7.5%, 8/01/2022	EUR	545,000	606,241
Shriram Transport Finance, 5.1%, 7/16/2023 (n)		$696,000	698,130

			$5,012,818
Food & Beverages - 2.1%
BRF S.A., 4.875%, 1/24/2030 (n)		$1,357,000	$1,388,889
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		1,775,000	1,885,760
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)		570,000	591,375
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)		1,200,000	1,266,852
NBM U.S. Holdings, Inc., 7%, 5/14/2026 (n)		765,000	820,463
Picard Bondco , 5.5%, 11/30/2024	EUR	705,000	755,539

			$6,708,878
Gaming & Lodging - 0.3%
Scientific Games International, Inc., 5.5%, 2/15/2026	EUR	770,000	$879,331

Industrial - 1.1%
Bilfinger SE, 4.5%, 6/14/2024	EUR	900,000	$1,089,326
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		$670,000	684,966
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)		615,000	642,017
Peach Property Finance GmbH, 3.5%, 2/15/2023 (n)	EUR	1,075,000	1,226,581

			$3,642,890

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - 0.5%
Electricite de France S.A., 5.375% to 1/29/2025, FLR (EUR Swap Rate - 5yr. + 3.794%) to 1/29/2045, FLR (EUR Swap Rate - 5yr. + 4.544%) to 12/31/2049	EUR	1,200,000	$1,545,195

Major Banks - 1.1%
Barclays PLC, 8% to 12/15/2020, FLR (EUR Swap Rate - 5yr. + 6.75%) to 12/31/2049	EUR	1,645,000	$1,934,595
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030 (n)		$650,000	700,121
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049		910,000	1,019,768

			$3,654,484
Medical & Health Technology & Services - 0.7%
Grifols S.A., 3.2%, 5/01/2025	EUR	1,300,000	$1,467,284
IQVIA Holdings, Inc., 3.25%, 3/15/2025		745,000	838,636

			$2,305,920
Metals & Mining - 0.3%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$140,000	$145,250
KME AG, 6.75%, 2/01/2023	EUR	425,000	367,650
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)		$225,000	181,125
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)		670,000	408,700

			$1,102,725
Midstream - 0.6%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$1,052,000	$1,200,127
Peru LNG, 5.375%, 3/22/2030		645,000	629,717

			$1,829,844
Network & Telecom - 0.4%
Telecom Italia S.p.A./Milano, 2.375%, 10/12/2027	EUR	1,075,000	$1,225,468

Oil Services - 0.4%
MV24 Capital B.V., 6.748%, 6/01/2034 (n)		$1,281,878	$1,382,249

Oils - 0.2%
Puma International Financing S.A., 5%, 1/24/2026		$635,000	$595,930

Other Banks & Diversified Financials - 0.8%
BBVA Bancomer S.A./Texas, 5.875%, 9/13/2034 (n)		$860,000	$949,010
Grupo Aval Ltd., 4.375%, 2/04/2030 (n)		699,000	707,213
Kazkommertsbank JSC, 5.5%, 12/21/2022		1,025,675	1,032,069

			$2,688,292

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 0.3%
Rossini S.à r.l., 6.75%, 10/30/2025	EUR	723,000	$881,546

Pollution Control - 0.5%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)		$1,504,000	$1,584,840

Retailers - 0.3%
EG Global Finance PLC, 4.375%, 2/07/2025	EUR	420,000	$462,168
Takko Luxembourg 2 S.C.A., 5.375%, 11/15/2023		630,000	667,260

			$1,129,428
Supermarkets - 0.5%
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022 (n)		$1,047,000	$1,111,914
Iceland Bondco PLC, 4.625%, 3/15/2025	GBP	625,000	676,756

			$1,788,670
Telecommunications - Wireless - 1.3%
Altice France S.A., 7.375%, 5/01/2026 (n)		$420,000	$447,334
Altice France S.A., 8.125%, 2/01/2027 (n)		405,000	452,587
Altice France S.A./France, 3.375%, 1/15/2028 (n)	EUR	430,000	484,265
Altice Luxembourg S.A., 6.25%, 2/15/2025		425,000	487,165
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)		$455,000	451,587
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		1,486,000	1,553,160
Ypso Finance Bis S.A., 4%, 2/15/2028 (n)	EUR	430,000	472,070

			$4,348,168
Transportation - Services - 2.8%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029		$1,057,000	$1,171,949
Arena Luxembourg Finance S.à r.l., 1.875%, 2/01/2028 (n)	EUR	1,730,000	1,919,692
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027		$1,055,000	1,009,266
Heathrow Finance PLC, 3.875%, 3/01/2027	GBP	1,440,000	1,934,797
Navios South American Logistics, Inc., 7.25%, 5/01/2022		$335,000	328,300
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022 (n)		780,000	764,400
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025 (n)		363,000	390,225
Rumo Luxembourg S.à r.l., “A”, 7.375%, 2/09/2024 (n)		1,580,000	1,695,545

			$9,214,174
Utilities - Electric Power - 4.0%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$1,161,000	$1,255,296
AES Gener S.A. , 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079		645,000	691,440
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)		1,250,000	1,281,500

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Azure Power Solar Energy Private Ltd., 5.65%, 12/24/2024 (n)	$502,000	$518,215
Drax Finco PLC, 6.625%, 11/01/2025 (n)	590,000	624,208
Empresa Electrica Cochrane S.p.A., 5.5%, 5/14/2027 (n)	271,000	282,856
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)	1,249,000	1,317,695
Listrindo Capital B.V., 4.95%, 9/14/2026	1,555,000	1,600,872
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	665,000	685,882
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)	661,000	663,479
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	1,104,000	1,200,990
Stoneway Capital Corp., 10%, 3/01/2027 (n)	1,542,686	776,830
Termocandelaria Power Ltd., 7.875%, 1/30/2029 (n)	707,000	775,049
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,186,000	1,236,405

		$12,910,717
Total Bonds (Identified Cost, $111,572,256)		$113,626,371

Common Stocks - 0.2%
Construction - 0.1%
ICA Tenedora S.A. de C.V. (a)	253,322	$478,077

Energy - Independent - 0.1%
Frontera Energy Corp.	26,510	$186,896
Total Common Stocks (Identified Cost, $914,801)		$664,973

Investment Companies (h) - 65.1%
Bond Funds - 62.4%
MFS High Yield Pooled Portfolio (v)(y)	21,855,985	$203,916,338

Money Market Funds - 2.7%
MFS Institutional Money Market Portfolio, 1.62% (v)	8,799,677	$8,800,557
Total Investment Companies (Identified Cost, $222,094,004)		$212,716,895

Other Assets, Less Liabilities - (0.1)%		(247,308)
Net Assets - 100.0%		$326,760,931

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $212,716,895 and $114,291,344, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

16

Portfolio of Investments – continued

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $61,134,940, representing 18.7% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2020 has been included as Appendix A.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2016	11/20/15	$986,320	$820
Afren PLC, 6.625%, 12/09/2020	11/20/15	515,241	211
Total Restricted Securities			$1,031
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

Derivative Contracts at 1/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	390,796	USD	430,879	UBS AG	2/28/2020	$3,150
GBP	1,123,280	USD	1,462,977	Morgan Stanley Capital Services, Inc.	2/28/2020	21,232
USD	31,923,381	EUR	28,704,334	BNP Paribas S.A.	2/28/2020	43,524
USD	344,813	EUR	308,139	Deutsche Bank AG	2/28/2020	2,583
USD	305,746	EUR	275,000	Goldman Sachs International	2/28/2020	323
USD	988,933	EUR	886,750	Morgan Stanley Capital Services, Inc.	2/28/2020	4,084
USD	702,412	EUR	630,000	UBS AG	2/20/2020	3,045
USD	232,731	GBP	173,958	Brown Brothers Harriman	2/28/2020	2,877
USD	11,100,004	GBP	8,393,420	Merrill Lynch International	2/28/2020	9,640

						$90,458

17

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	1,212,108	USD	1,358,246	Deutsche Bank AG	2/28/2020	$(12,044)
EUR	628,675	USD	702,673	Morgan Stanley Capital Services, Inc.	2/28/2020	(4,449)
EUR	1,615,719	USD	1,796,674	UBS AG	2/28/2020	(2,210)
USD	2,387,145	EUR	2,160,000	Morgan Stanley Capital Services, Inc.	2/28/2020	(11,812)

						$(30,515)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	49	$6,451,156	March - 2020	$(92,222)

At January 31, 2020, the fund had cash collateral of $56,350 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $112,487,057)	$114,291,344
Investments in affiliated issuers, at value (identified cost, $222,094,004)	212,716,895
Cash	175
Foreign currency, at value (identified cost, $620,372)	620,372
Deposits with brokers for
Futures contracts	56,350
Receivables for
Forward foreign currency exchange contracts	90,458
Investments sold	124,346
Fund shares sold	483,841
Interest	1,475,340
Receivable from investment adviser	7,785
Other assets	1,457
Total assets	$329,868,363

Liabilities
Payables for
Distributions	$171,034
Forward foreign currency exchange contracts	30,515
Net daily variation margin on open futures contracts	16,835
Investments purchased	2,112,774
Fund shares reacquired	402,336
Payable to affiliates
Administrative services fee	294
Shareholder servicing costs	152,597
Distribution and service fees	4,285
Payable for independent Trustees’ compensation	12
Deferred country tax expense payable	99,820
Accrued expenses and other liabilities	116,930
Total liabilities	$3,107,432
Net assets	$326,760,931

Net assets consist of
Paid-in capital	$365,407,636
Total distributable earnings (loss)	(38,646,705)
Net assets	$326,760,931
Shares of beneficial interest outstanding	52,014,402

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$203,428,178	32,383,487	$6.28
Class B	5,740,839	912,173	6.29
Class C	21,083,615	3,359,486	6.28
Class I	65,250,305	10,384,752	6.28
Class R1	67,233	10,703	6.28
Class R2	307,948	48,921	6.29
Class R3	2,347,494	371,696	6.32
Class R4	6,689,430	1,059,884	6.31
Class R6	21,845,889	3,483,300	6.27

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.56 [100 / 95.75 x $6.28]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$11,647,386
Interest	6,129,294
Other	162,739
Dividends	124,204
Foreign taxes withheld	(3,964)
Total investment income	$18,059,659
Expenses
Management fee	$2,113,615
Distribution and service fees	828,186
Shareholder servicing costs	387,523
Administrative services fee	54,071
Independent Trustees’ compensation	10,272
Custodian fee	35,108
Shareholder communications	43,830
Audit and tax fees	87,315
Legal fees	7,693
Miscellaneous	165,395
Total expenses	$3,733,008
Fees paid indirectly	(15,150)
Reduction of expenses by investment adviser and distributor	(326,433)
Net expenses	$3,391,425
Net investment income (loss)	$14,668,234

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $57,363 country tax)	$(2,815,966)
Affiliated issuers	(4,003,010)
Futures contracts	(461,799)
Forward foreign currency exchange contracts	1,904,649
Foreign currency	(44,505)
Net realized gain (loss)	$(5,420,631)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $42,457 increase in deferred country tax)	$8,042,949
Affiliated issuers	12,531,292
Futures contracts	77,925
Forward foreign currency exchange contracts	60,205
Translation of assets and liabilities in foreign currencies	1,296
Net unrealized gain (loss)	$20,713,667
Net realized and unrealized gain (loss)	$15,293,036
Change in net assets from operations	$29,961,270

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/20	1/31/19
Change in net assets

From operations
Net investment income (loss)	$14,668,234	$16,739,002
Net realized gain (loss)	(5,420,631)	(6,476,566)
Net unrealized gain (loss)	20,713,667	(9,568,510)
Change in net assets from operations	$29,961,270	$693,926
Total distributions to shareholders	$(15,003,294)	$(16,281,461)
Change in net assets from fund share transactions	$(17,226,298)	$(53,181,780)
Total change in net assets	$(2,268,322)	$(68,769,315)

Net assets
At beginning of period	329,029,253	397,798,568
At end of period	$326,760,931	$329,029,253

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.00	$6.25	$6.17	$5.62	$6.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.29	$0.32	$0.33
Net realized and unrealized gain (loss)	0.28	(0.25)	0.08	0.57	(0.66)
Total from investment operations	$0.56	$0.03	$0.37	$0.89	$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)	$(0.24)	$(0.34)	$(0.37)
From tax return of capital	—	—	(0.05)	—	—
Total distributions declared to shareholders	$(0.28)	$(0.28)	$(0.29)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$6.28	$6.00	$6.25	$6.17	$5.62
Total return (%) (r)(s)(t)(x)	9.59	0.50	6.12	16.19	(5.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.16	1.16	1.13
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.50	4.70	4.67	5.37	5.38
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$203,428	$191,590	$204,150	$235,889	$226,692

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.01	$6.26	$6.18	$5.63	$6.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.25	$0.28	$0.29
Net realized and unrealized gain (loss)	0.29	(0.26)	0.08	0.57	(0.67)
Total from investment operations	$0.52	$(0.02)	$0.33	$0.85	$(0.38)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.21)	$(0.30)	$(0.32)
From tax return of capital	—	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.25)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$6.29	$6.01	$6.26	$6.18	$5.63
Total return (%) (r)(s)(t)(x)	8.77	(0.25)	5.33	15.32	(6.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.90	1.91	1.91	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.78	3.94	3.92	4.62	4.62
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$5,741	$7,941	$12,262	$14,772	$16,518

Class C	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$5.99	$6.24	$6.16	$5.61	$6.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.25	$0.28	$0.29
Net realized and unrealized gain (loss)	0.30	(0.26)	0.07	0.57	(0.68)
Total from investment operations	$0.53	$(0.02)	$0.32	$0.85	$(0.39)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.20)	$(0.30)	$(0.32)
From tax return of capital	—	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.24)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$6.28	$5.99	$6.24	$6.16	$5.61
Total return (%) (r)(s)(t)(x)	8.96	(0.26)	5.33	15.35	(6.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.90	1.91	1.91	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.79	3.93	3.92	4.63	4.64
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$21,084	$29,122	$57,556	$65,782	$65,213

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.00	$6.25	$6.17	$5.62	$6.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	$0.31	$0.33	$0.35
Net realized and unrealized gain (loss)	0.29	(0.26)	0.08	0.58	(0.67)
Total from investment operations	$0.58	$0.04	$0.39	$0.91	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.26)	$(0.36)	$(0.39)
From tax return of capital	—	—	(0.05)	—	—
Total distributions declared to shareholders	$(0.30)	$(0.29)	$(0.31)	$(0.36)	$(0.39)
Net asset value, end of period (x)	$6.28	$6.00	$6.25	$6.17	$5.62
Total return (%) (r)(s)(t)(x)	9.86	0.75	6.38	16.47	(5.45)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.90	0.89	0.91	0.91	0.88
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.75	4.93	4.91	5.59	5.61
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$65,250	$63,671	$88,762	$92,227	$84,620

Class R1	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.00	$6.26	$6.18	$5.63	$6.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.25	$0.28	$0.29
Net realized and unrealized gain (loss)	0.29	(0.27)	0.08	0.57	(0.67)
Total from investment operations	$0.52	$(0.03)	$0.33	$0.85	$(0.38)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.23)	$(0.21)	$(0.30)	$(0.32)
From tax return of capital	—	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.24)	$(0.23)	$(0.25)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$6.28	$6.00	$6.26	$6.18	$5.63
Total return (%) (r)(s)(t)(x)	8.78	(0.42)	5.33	15.32	(6.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.90	1.90	1.90	1.91	1.88
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.75	3.95	3.94	4.62	4.65
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$67	$61	$62	$103	$163

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.01	$6.26	$6.18	$5.63	$6.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.27	$0.31	$0.32
Net realized and unrealized gain (loss)	0.29	(0.26)	0.09	0.57	(0.67)
Total from investment operations	$0.55	$0.01	$0.36	$0.88	$(0.35)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.26)	$(0.24)	$(0.33)	$(0.35)
From tax return of capital	—	—	(0.04)	—	—
Total distributions declared to shareholders	$(0.27)	$(0.26)	$(0.28)	$(0.33)	$(0.35)
Net asset value, end of period (x)	$6.29	$6.01	$6.26	$6.18	$5.63
Total return (%) (r)(s)(t)(x)	9.31	0.25	5.85	15.88	(5.75)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.40	1.39	1.41	1.41	1.38
Expenses after expense reductions (f)(h)	1.30	1.29	1.29	1.30	1.30
Net investment income (loss)	4.26	4.46	4.38	5.10	5.16
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$308	$297	$291	$211	$175

Class R3	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.00	$6.25	$6.17	$5.62	$6.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.29	$0.32	$0.33
Net realized and unrealized gain (loss)	0.32	(0.25)	0.08	0.57	(0.66)
Total from investment operations	$0.61	$0.03	$0.37	$0.89	$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.24)	$(0.34)	$(0.37)
From tax return of capital	—	—	(0.05)	—	—
Total distributions declared to shareholders	$(0.29)	$(0.28)	$(0.29)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$6.32	$6.00	$6.25	$6.17	$5.62
Total return (%) (r)(s)(t)(x)	10.28	0.50	6.12	16.19	(5.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.16	1.16	1.13
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.62	4.70	4.64	5.35	5.39
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$2,347	$10,444	$10,392	$9,012	$7,153

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$6.03	$6.28	$6.20	$5.65	$6.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.31	$0.34	$0.35
Net realized and unrealized gain (loss)	0.28	(0.26)	0.08	0.57	(0.67)
Total from investment operations	$0.58	$0.04	$0.39	$0.91	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.29)	$(0.26)	$(0.36)	$(0.39)
From tax return of capital	—	—	(0.05)	—	—
Total distributions declared to shareholders	$(0.30)	$(0.29)	$(0.31)	$(0.36)	$(0.39)
Net asset value, end of period (x)	$6.31	$6.03	$6.28	$6.20	$5.65
Total return (%) (r)(s)(t)(x)	9.83	0.77	6.38	16.42	(5.39)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.90	0.89	0.91	0.90	0.87
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.76	4.94	4.89	5.58	5.58
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$6,689	$6,885	$7,381	$6,996	$6,495

Class R6	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$5.99	$6.24	$6.16	$5.61	$6.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.30	$0.31	$0.34	$0.34
Net realized and unrealized gain (loss)	0.29	(0.25)	0.08	0.57	(0.66)
Total from investment operations	$0.59	$0.05	$0.39	$0.91	$(0.32)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.26)	$(0.36)	$(0.39)
From tax return of capital	—	—	(0.05)	—	—
Total distributions declared to shareholders	$(0.31)	$(0.30)	$(0.31)	$(0.36)	$(0.39)
Net asset value, end of period (x)	$6.27	$5.99	$6.24	$6.16	$5.61
Total return (%) (r)(s)(t)(x)	9.98	0.85	6.49	16.61	(5.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.80	0.79	0.81	0.81	0.76
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.70	0.70
Net investment income (loss)	4.84	5.04	4.90	5.72	5.64
Portfolio turnover	26	13	26	16	16
Net assets at end of period (000 omitted)	$21,846	$19,019	$16,943	$4,336	$3,829

See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2020, 62.4% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2020 has been included as Appendix A, and should be read in conjunction with the fund’s financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities

29

Notes to Financial Statements – continued

purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and

30

Notes to Financial Statements – continued

other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

31

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$478,077	$—	$478,077
Canada	186,896	—	—	186,896
Non-U.S. Sovereign Debt	—	20,653,588	—	20,653,588
U.S. Corporate Bonds	—	9,253,683	—	9,253,683
Commercial Mortgage-Backed Securities	—	0	—	0
Asset-Backed Securities (including CDOs)	—	939,943	—	939,943
Foreign Bonds	—	82,779,157	—	82,779,157
Mutual Funds	212,716,895	—	—	212,716,895
Total	$212,903,791	$114,104,448	$—	$327,008,239

Other Financial Instruments
Futures Contracts – Liabilities	$(92,222)	$—	$—	$(92,222)
Forward Foreign Currency Exchange Contracts – Assets	—	90,458	—	90,458
Forward Foreign Currency Exchange Contracts – Liabilities	—	(30,515)	—	(30,515)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty,

32

Notes to Financial Statements – continued

or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(92,222)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	90,458	(30,515)
Total		$90,458	$(122,737)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(461,799)	$—
Foreign Exchange	—	1,904,649
Total	$(461,799)	$1,904,649

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$77,925	$—
Foreign Exchange	—	60,205
Total	$77,925	$60,205

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the

33

Notes to Financial Statements – continued

credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

34

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest

35

Notes to Financial Statements – continued

payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

36

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/20	Year ended 1/31/19
Ordinary income (including any short-term capital gains)	$15,003,294	$16,281,461

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/20

Cost of investments	$339,278,965
Gross appreciation	5,276,182

Gross depreciation	(17,579,187)
Net unrealized appreciation (depreciation)	$(12,303,005)

Undistributed ordinary income	4,514,547
Capital loss carryforwards	(29,590,654)
Other temporary differences	(1,267,593)

As of January 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,091,703)
Long-Term	(28,498,951)
Total	$(29,590,654)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A

37

Notes to Financial Statements – continued

shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 1/31/20	Year ended 1/31/19
Class A	$9,116,551	$9,096,094
Class B	265,053	386,305
Class C	997,527	1,440,752
Class I	3,129,243	3,654,916
Class R1	2,536	3,019
Class R2	13,158	12,251
Class R3	131,520	467,177
Class R4	328,974	345,887
Class R6	1,018,732	875,060
Total	$15,003,294	$16,281,461

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.5 billion	0.65%
In excess of $1.5 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2020, this management fee reduction amounted to $31,833, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2021. For the year ended January 31, 2020, this reduction amounted to $288,618, which is included in the reduction of total expenses in the Statement of Operations.

38

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,482 for the year ended January 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$494,728
Class B	0.75%	0.25%	1.00%	1.00%	68,106
Class C	0.75%	0.25%	1.00%	1.00%	256,320
Class R1	0.75%	0.25%	1.00%	1.00%	657
Class R2	0.25%	0.25%	0.50%	0.50%	1,508
Class R3	—	0.25%	0.25%	0.25%	6,867
Total Distribution and Service Fees					$828,186

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2020, this rebate amounted to $5,884, $33, $61, and $4, for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2020, were as follows:

Amount
Class A	$377
Class B	4,157
Class C	778

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

39

Notes to Financial Statements – continued

year ended January 31, 2020, the fee was $49,969, which equated to 0.0154% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $337,554.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.0166% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended January 31, 2020, the fee paid by the fund under this agreement was $332 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

At January 31, 2020, MFS held approximately 93% of the outstanding shares of Class R1.

40

Notes to Financial Statements – continued

The fund is permitted to engage in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended January 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $399,331. The sales transactions resulted in net realized gains (losses) of $(497,091).

(4) Portfolio Securities

For the year ended January 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $81,351,234 and $106,309,102, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	8,393,780	$51,942,238	7,357,943	$44,571,418
Class B	22,725	139,680	74,653	453,327
Class C	322,825	2,000,370	301,026	1,830,793
Class I	3,668,163	22,658,275	2,356,919	14,288,904
Class R1	4,416	27,416	12,559	75,987
Class R2	2,482	15,340	7,062	42,853
Class R3	317,760	1,957,629	307,978	1,850,461
Class R4	377,298	2,325,401	219,367	1,331,118
Class R6	864,530	5,325,176	1,106,527	6,637,489
	13,973,979	$86,391,525	11,744,034	$71,082,350

Shares issued to shareholders in reinvestment of distributions
Class A	1,190,016	$7,356,400	1,225,086	$7,372,743
Class B	41,536	257,030	61,505	371,355
Class C	146,693	905,128	218,293	1,316,013
Class I	504,463	3,120,032	596,702	3,596,008
Class R1	409	2,533	468	2,823
Class R2	2,042	12,659	1,827	11,010
Class R3	20,653	127,569	77,631	467,172
Class R4	52,966	328,974	57,084	345,225
Class R6	136,095	840,241	117,381	705,059
	2,094,873	$12,950,566	2,355,977	$14,187,408

41

Notes to Financial Statements – continued

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,132,982)	$(56,502,224)	(9,321,373)	$(56,147,099)
Class B	(473,219)	(2,923,994)	(773,858)	(4,667,827)
Class C	(1,968,045)	(12,161,543)	(4,881,060)	(29,689,400)
Class I	(4,396,801)	(27,131,944)	(6,545,786)	(39,498,217)
Class R1	(4,348)	(26,998)	(12,722)	(77,345)
Class R2	(4,990)	(31,017)	(5,927)	(35,879)
Class R3	(1,707,510)	(10,359,558)	(308,108)	(1,856,204)
Class R4	(512,518)	(3,162,078)	(310,121)	(1,882,529)
Class R6	(692,284)	(4,269,033)	(764,509)	(4,597,038)
	(18,892,697)	$(116,568,389)	(22,923,464)	$(138,451,538)

Net change
Class A	450,814	$2,796,414	(738,344)	$(4,202,938)
Class B	(408,958)	(2,527,284)	(637,700)	(3,843,145)
Class C	(1,498,527)	(9,256,045)	(4,361,741)	(26,542,594)
Class I	(224,175)	(1,353,637)	(3,592,165)	(21,613,305)
Class R1	477	2,951	305	1,465
Class R2	(466)	(3,018)	2,962	17,984
Class R3	(1,369,097)	(8,274,360)	77,501	461,429
Class R4	(82,254)	(507,703)	(33,670)	(206,186)
Class R6	308,341	1,896,384	459,399	2,745,510
	(2,823,845)	$(17,226,298)	(8,823,453)	$(53,181,780)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2020, the fund’s commitment fee and interest expense were $1,820 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

42

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$204,178,389	$30,210,138	$38,999,315	$(4,003,309)	$12,530,435	$203,916,338
MFS Institutional Money Market Portfolio	9,716,557	72,646,859	73,564,015	299	857	8,800,557
	$213,894,946	$102,856,997	$112,563,330	$(4,003,010)	$12,531,292	$212,716,895

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio					$11,436,666	$—
MFS Institutional Money Market Portfolio					210,720	—
					$11,647,386	$—

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global High Yield Fund (the “Fund”), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by

44

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Matt Ryan Michael Skatrud

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Appendix A

Annual Report

January 31, 2020

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, impacting over 100 countries. The global pandemic prompted many governments to take drastic action to arrest the spread of the virus, such as quarantines, school and business closures and prohibitions on large public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and expectations of falling global economic growth.

The situation remains uncertain given that countries differ in terms of the way they are responding to the outbreak and the resources they have at their disposal to fight it. From a market perspective, global central banks have taken aggressive, coordinated steps to cushion the economic impact of the fallout related to the virus, and governments are undertaking considerable fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

March 18, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.7%
Medical & Health Technology & Services	7.2%
Building	5.0%
Wireless Communications	4.9%
Gaming & Lodging	4.7%

Composition including fixed income credit quality (a)(i)
BBB	1.6%
BB	50.4%
B	32.8%
CCC	10.4%
CC	0.1%
C	0.1%
Not Rated	(2.3)%
Non-Fixed Income	2.7%
Cash & Cash Equivalents	1.8%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	2.7
Average Effective Maturity (m)	3.5 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2020, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of 10.29%, at net asset value. This compares with a return of 9.40% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period, although an outbreak of coronavirus emanating from central China contributed to a bout of volatility at period’s end. Markets had anticipated that dissipating headwinds would lead to a rebound in global growth and trade in early 2020, but supply chain disruptions linked to the virus are now calling that assumption into question.

The headwinds from trade and geopolitical uncertainty, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019, and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank having unveiled a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut interest rates several times in recent months, while China began to loosen policy late in the period.

The more dovish Fed in 2019 helped improve conditions in emerging markets. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period along with easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), which contributed to an increased dispersion in performance among sovereign fixed income assets.

Contributors to Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s underweight exposure to “CCC” rated (r) securities, most notably within both the energy and capital goods sectors, contributed to performance.

4

Management Review – continued

Favorable bond selection within “B” rated securities, particularly within both the energy and basic industry sectors, also benefited relative results.

Top individual contributors for the reporting period included the fund’s overweight exposures to cable service provider Altice (communications), renewable electricity company Clearway Energy Operating (electric) and petroleum product distributor Parkland Fuel (energy).

Detractors from Performance

During the reporting period, the fund’s shorter relative duration (d) stance detracted from performance as interest rates generally declined over the reporting period. Bond selection within the communications sector, and a lesser exposure to the finance sector, further weighed on relative returns.

Top individual detractors during the reporting period included the fund’s overweight exposures to independent exploration and production companies Alta Mesa Holdings (h) (energy) and investment services provider Northwest Acquisitions ULC/Dominion Finco (basic industry).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/20

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/20

Average annual without sales charge

Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	10.29%	5.92%	5.55%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	9.40%	6.01%	5.49%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%. BLOOMBERG® is a trademark and service

6

Performance Summary – continued

mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2019 through January 31, 2020

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2019 through January 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/19	Ending Account Value 1/31/20	Expenses Paid During Period (p) 8/01/19-1/31/20
Actual	0.02%	$1,000.00	$1,040.48	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 92.6%
Aerospace - 2.5%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$3,530,000	$3,393,212
Bombardier, Inc., 7.875%, 4/15/2027 (n)	1,560,000	1,478,022
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	2,350,000	2,496,875
Moog, Inc., 4.25%, 12/15/2027 (n)	4,785,000	4,905,343
TransDigm, Inc., 6.5%, 7/15/2024	2,085,000	2,150,156
TransDigm, Inc., 6.25%, 3/15/2026 (n)	2,812,000	3,032,742
TransDigm, Inc., 6.375%, 6/15/2026	1,940,000	2,046,700
TransDigm, Inc., 5.5%, 11/15/2027 (n)	2,690,000	2,706,544

		$22,209,594
Automotive - 2.3%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$705,000	$664,463
Allison Transmission, Inc., 5%, 10/01/2024 (n)	7,784,000	7,930,106
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	360,000	393,014
Dana, Inc., 5.375%, 11/15/2027	1,206,000	1,243,687
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	3,470,000	3,682,190
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	2,765,000	2,836,420
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	3,635,000	3,907,625

		$20,657,505
Broadcasting - 3.6%
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027 (n)	$2,325,000	$2,173,875
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	1,515,000	1,636,200
iHeartCommunications, Inc., 8.375%, 5/01/2027	1,630,000	1,772,609
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	695,000	724,538
Lions Gate Capital Holding Co., 5.875%, 11/01/2024	935,000	913,962
Match Group, Inc., 6.375%, 6/01/2024	3,480,000	3,645,300
Match Group, Inc., 5%, 12/15/2027 (n)	2,390,000	2,509,500
National CineMedia LLC, 5.875%, 4/15/2028 (n)	1,845,000	1,926,743
Netflix, Inc., 5.875%, 2/15/2025	3,825,000	4,288,781
Netflix, Inc., 5.875%, 11/15/2028	2,700,000	3,040,605
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	3,205,000	3,370,923
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (n)	700,000	721,000
WMG Acquisition Corp., 5%, 8/01/2023 (n)	705,000	719,100
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)	3,475,000	3,579,250
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)	815,000	857,787

		$31,880,173

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 0.5%
AG Issuer LLC, 6.25%, 3/01/2028	$230,000	$230,000
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	4,530,000	4,609,275

		$4,839,275
Building - 4.9%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$4,170,000	$4,388,925
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	4,285,000	4,320,308
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	2,955,000	2,939,338
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)	1,280,000	1,315,200
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	1,145,000	1,193,663
Core & Main LP, 6.125%, 8/15/2025 (n)	2,170,000	2,229,393
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	1,700,000	1,782,875
HD Supply, Inc., 5.375%, 10/15/2026 (n)	3,755,000	3,980,300
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	1,890,000	1,946,700
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	1,915,000	1,995,813
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	1,480,000	1,550,300
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	2,709,000	2,830,905
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	1,515,000	1,647,563
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	2,358,000	2,299,050
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	1,815,000	1,864,913
Standard Industries, Inc., 6%, 10/15/2025 (n)	3,615,000	3,773,156
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	3,690,000	3,726,900

		$43,785,302
Business Services - 2.6%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$3,060,000	$3,197,700
CDK Global, Inc., 4.875%, 6/01/2027	3,430,000	3,597,916
CDK Global, Inc., 5.25%, 5/15/2029 (n)	1,165,000	1,246,550
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	1,860,000	1,915,800
MSCI, Inc., 5.75%, 8/15/2025 (n)	2,205,000	2,300,807
MSCI, Inc., 4.75%, 8/01/2026 (n)	6,685,000	7,002,537
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	1,160,000	1,292,008
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	2,140,000	2,327,250

		$22,880,568
Cable TV - 8.5%
Altice Financing S.A., 7.5%, 5/15/2026 (n)	$1,295,000	$1,383,966
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	254,000	259,398
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	940,000	970,550
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	7,990,000	8,384,227

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	$5,820,000	$6,131,719
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	3,840,000	3,948,000
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	3,020,000	3,164,069
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	9,660,000	10,251,675
DISH DBS Corp., 5.875%, 11/15/2024	2,990,000	3,025,671
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	1,670,000	851,700
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	4,360,000	3,498,900
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	2,280,000	2,411,191
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	5,925,000	6,143,484
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	1,775,000	1,910,166
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	1,370,000	1,381,988
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,355,000	1,397,479
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	3,200,000	3,392,000
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	2,440,000	2,555,900
Videotron Ltd., 5.375%, 6/15/2024 (n)	730,000	788,400
Videotron Ltd., 5.125%, 4/15/2027 (n)	6,130,000	6,422,432
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	430,000	442,900
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029 (n)	2,375,000	2,499,687
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	4,240,000	4,361,900

		$75,577,402
Chemicals - 1.4%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$3,465,000	$3,568,950
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	2,628,000	2,605,005
Element Solutions, Inc., 5.875%, 12/01/2025 (n)	1,175,000	1,214,504
SPCM S.A., 4.875%, 9/15/2025 (n)	3,240,000	3,345,300
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	1,755,000	1,820,812

		$12,554,571
Computer Software - 1.0%
PTC, Inc., 3.625%, 2/15/2025 (n)	$2,200,000	$2,219,250
PTC, Inc., 4%, 2/15/2028 (n)	465,000	469,650
VeriSign, Inc., 5.25%, 4/01/2025	3,730,000	4,106,730
VeriSign, Inc., 4.75%, 7/15/2027	1,665,000	1,756,575

		$8,552,205
Computer Software - Systems - 2.3%
CDW LLC/CDW Finance Corp., 4.25%, 4/01/2028	$1,695,000	$1,764,919
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	5,206,000	5,739,615
Fair Isaac Corp., 4%, 6/15/2028 (n)	1,086,000	1,105,005
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	2,400,000	2,478,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	$4,635,000	$4,716,112
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	4,435,000	4,691,343

		$20,494,994
Conglomerates - 3.6%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$3,350,000	$3,561,234
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	4,580,000	4,854,800
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	2,355,000	2,528,681
EnerSys, 5%, 4/30/2023 (n)	3,855,000	4,057,387
EnerSys, 4.375%, 12/15/2027 (n)	700,000	698,250
Gates Global LLC, 6.25%, 1/15/2026 (n)	2,790,000	2,866,307
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	1,195,000	1,251,763
MTS Systems Corp., 5.75%, 8/15/2027 (n)	2,855,000	2,997,750
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	2,610,000	2,857,950
TriMas Corp., 4.875%, 10/15/2025 (n)	5,765,000	5,909,125

		$31,583,247
Construction - 1.2%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	$3,380,000	$3,599,700
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	1,210,000	1,264,450
Toll Brothers Finance Corp., 4.875%, 11/15/2025	1,990,000	2,176,563
Toll Brothers Finance Corp., 4.35%, 2/15/2028	3,465,000	3,646,912

		$10,687,625
Consumer Products - 1.2%
Coty, Inc., 6.5%, 4/15/2026 (n)	$1,690,000	$1,761,825
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)	3,325,000	3,541,291
Mattel, Inc., 6.75%, 12/31/2025 (n)	1,515,000	1,624,838
Mattel, Inc., 5.875%, 12/15/2027 (n)	2,545,000	2,675,177
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	1,420,000	1,483,900

		$11,087,031
Consumer Services - 2.1%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	$2,065,000	$2,204,387
Carriage Services, Inc., 6.625%, 6/01/2026 (n)	1,866,000	1,987,290
Cimpress N.V., 7%, 6/15/2026 (n)	2,920,000	3,085,871
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	2,200,000	2,404,941
Garda World Security Corp., 4.625%, 2/15/2027 (n)	930,000	920,561
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	1,267,000	1,352,522
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)	1,350,000	1,456,312
Photo Holdings Merger Sub, Inc., 8.5%, 10/01/2026 (n)	465,000	434,775
Realogy Group LLC, 9.375%, 4/01/2027 (n)	2,395,000	2,484,453
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	2,580,000	2,666,353

		$18,997,465

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - 3.0%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$2,970,000	$3,066,228
Crown American LLC, 4.5%, 1/15/2023	2,872,000	3,019,714
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	4,105,000	4,279,462
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	1,695,000	1,756,613
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	2,605,000	2,614,769
Reynolds Group, 5.75%, 10/15/2020	1,599,028	1,602,705
Reynolds Group, 5.125%, 7/15/2023 (n)	2,080,000	2,122,661
Reynolds Group, 7%, 7/15/2024 (n)	775,000	800,188
Silgan Holdings, Inc., 4.75%, 3/15/2025	3,280,000	3,345,600
Silgan Holdings, Inc., 4.125%, 2/01/2028 (n)	1,364,000	1,355,816
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	2,465,000	2,711,500

		$26,675,256
Electrical Equipment - 0.4%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$1,810,000	$1,733,075
CommScope Technologies LLC, 5%, 3/15/2027 (n)	1,545,000	1,402,088

		$3,135,163
Electronics - 1.7%
Entegris, Inc., 4.625%, 2/10/2026 (n)	$3,410,000	$3,520,825
Qorvo, Inc., 5.5%, 7/15/2026	2,470,000	2,612,025
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,215,000	2,447,575
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,790,000	5,185,175
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	935,000	947,669

		$14,713,269
Energy - Independent - 2.7%
Callon Petroleum Co., 6.375%, 7/01/2026	$2,155,000	$2,036,475
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	818,500	835,091
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	2,780,000	2,804,659
Highpoint Operating Corp., 7%, 10/15/2022	815,000	773,745
Hilcorp Energy I/Hilcorp Finance Co., 5.75%, 10/01/2025 (n)	582,400	526,589
Jagged Peak Energy LLC, 5.875%, 5/01/2026	2,195,000	2,260,850
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	2,020,000	2,085,650
Matador Resources Co., 5.875%, 9/15/2026	935,000	915,178
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	2,250,000	2,368,125
QEP Resources, Inc., 5.625%, 3/01/2026	1,052,400	939,214
Range Resources Corp., 4.875%, 5/15/2025	1,427,400	1,113,372
Sanchez Energy Corp., 6.125%, 1/15/2023 (a)(d)	2,180,000	107,910
SM Energy Co., 6.75%, 9/15/2026	2,155,000	1,956,858
Southwestern Energy Co., 6.2%, 1/23/2025	1,067,400	888,610

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Southwestern Energy Co., 7.5%, 4/01/2026	$698,900	$583,372
WPX Energy, Inc., 5.75%, 6/01/2026	3,260,000	3,414,850

		$23,610,548
Entertainment - 1.4%
Live Nation Entertainment, Inc., 4.875%, 11/01/2024 (n)	$1,165,000	$1,204,144
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	4,825,000	5,138,625
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)	675,000	694,440
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	5,555,000	5,673,044

		$12,710,253
Financial Institutions - 3.0%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$1,120,000	$1,156,400
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	1,915,000	2,083,654
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,524,000	1,604,696
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	2,375,000	2,481,875
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (p)	5,508,000	5,634,959
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (n)	2,810,000	2,971,575
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	1,165,000	1,185,586
OneMain Financial Corp., 6.875%, 3/15/2025	1,890,000	2,130,975
OneMain Financial Corp., 7.125%, 3/15/2026	2,040,000	2,340,594
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	3,400,000	3,755,640
Springleaf Finance Corp., 5.375%, 11/15/2029	965,000	1,003,503

		$26,349,457
Food & Beverages - 2.9%
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	$3,110,000	$3,226,625
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	4,900,000	5,426,750
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	2,313,000	2,370,825
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	4,150,000	4,357,500
Performance Food Group Co., 5.5%, 10/15/2027 (n)	2,445,000	2,573,362
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (n)	980,000	1,006,950
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	2,540,000	2,694,178
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	3,825,000	3,911,560

		$25,567,750
Gaming & Lodging - 4.6%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$2,945,000	$2,989,175
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,755,000	1,927,797
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,320,000	2,597,992
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	1,790,000	2,031,113
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	4,550,000	4,764,760
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	3,745,000	3,829,262

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
Scientific Games Corp., 8.25%, 3/15/2026 (n)	$2,820,000	$3,059,700
Scientific Games International, Inc., 7%, 5/15/2028 (n)	1,165,000	1,229,413
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	4,060,000	4,166,900
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	1,965,000	1,974,825
VICI Properties LP, REIT, 4.625%, 12/01/2029 (n)	965,000	1,008,425
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	6,405,000	6,701,231
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	2,535,000	2,642,737
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	2,265,000	2,349,938

		$41,273,268
Insurance - Health - 0.8%
Centene Corp., 6.125%, 2/15/2024	$1,890,000	$1,951,425
Centene Corp., 5.375%, 6/01/2026 (n)	2,995,000	3,185,931
Centene Corp., 4.25%, 12/15/2027 (n)	1,675,000	1,746,188

		$6,883,544
Insurance - Property & Casualty - 0.7%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$2,300,000	$2,426,500
Hub International Ltd., 7%, 5/01/2026 (n)	3,845,000	3,989,188

		$6,415,688
Major Banks - 1.2%
Barclays PLC, 7.875%, 12/29/2049	$2,620,000	$2,836,150
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	2,470,000	2,800,362
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	4,115,000	4,611,368

		$10,247,880
Medical & Health Technology & Services - 6.9%
Avantor, Inc., 9%, 10/01/2025 (n)	$4,805,000	$5,310,486
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	1,200,000	1,236,666
Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	1,860,000	1,878,935
DaVita, Inc., 5%, 5/01/2025	3,195,000	3,272,095
Encompass Health Corp., 5.75%, 9/15/2025	1,660,000	1,726,400
HCA, Inc., 7.5%, 2/15/2022	2,050,000	2,250,265
HCA, Inc., 5.375%, 2/01/2025	8,285,000	9,259,316
HCA, Inc., 5.875%, 2/15/2026	4,455,000	5,117,681
HCA, Inc., 5.625%, 9/01/2028	740,000	857,475
HealthSouth Corp., 5.125%, 3/15/2023	2,925,000	2,968,875
HealthSouth Corp., 5.75%, 11/01/2024	637,000	644,791
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	1,675,000	1,721,063
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,078,000	3,220,357

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	$5,550,000	$5,855,472
MPH Acquisition Holdings LLC, 7.125%, 6/01/2024 (n)	2,095,000	2,029,259
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (p)	1,210,000	1,125,316
Radiology Partners, Inc., 9.25%, 2/01/2028 (n)	585,000	608,400
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	3,250,000	3,627,812
Team Health Holdings, Inc., 6.375%, 2/01/2025 (n)	680,000	399,520
Tenet Healthcare Corp., 4.875%, 1/01/2026 (n)	3,065,000	3,178,022
Tenet Healthcare Corp., 5.125%, 11/01/2027 (n)	2,330,000	2,452,325
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	2,490,000	2,452,650

		$61,193,181
Medical Equipment - 1.1%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$3,505,000	$3,583,863
Teleflex, Inc., 4.875%, 6/01/2026	1,670,000	1,740,975
Teleflex, Inc., 4.625%, 11/15/2027	4,110,000	4,325,775

		$9,650,613
Metals & Mining - 3.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$1,595,000	$1,654,812
Cleveland-Cliffs, Inc., 5.875%, 6/01/2027 (n)	1,645,000	1,517,513
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	2,570,000	2,752,547
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	465,000	448,725
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	2,375,000	2,446,250
Freeport-McMoRan, Inc., 5%, 9/01/2027	2,605,000	2,696,305
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	2,215,000	2,347,900
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	1,630,000	1,672,576
Harsco Corp., 5.75%, 7/31/2027 (n)	1,750,000	1,789,375
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,540,000	4,630,800
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	2,510,000	2,020,550
Novelis Corp., 5.875%, 9/30/2026 (n)	4,085,000	4,330,100
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	597,000	364,170
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	995,000	955,200
TMS International Corp., 7.25%, 8/15/2025 (n)	2,755,000	2,603,475

		$32,230,298
Midstream - 2.4%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$6,385,000	$6,576,550
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	1,389,000	1,413,308
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	700,000	680,750

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	$2,207,200	$2,107,611
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,025,000	3,051,469
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	2,790,000	2,873,700
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	3,175,000	3,294,062
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,630,000	1,795,200

		$21,792,650
Municipals - 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$1,120,000	$1,146,600

Network & Telecom – 0.4%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$1,495,000	$1,605,256
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	1,780,000	1,817,647

		$3,422,903
Oil Services - 0.6%
Apergy Corp., 6.375%, 5/01/2026	$2,375,000	$2,495,187
Diamond Offshore Drill Co., 5.7%, 10/15/2039	2,120,000	1,134,200
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	1,630,000	1,528,125

		$5,157,512
Oils - 1.1%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$4,670,000	$4,915,175
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	2,725,000	2,894,168
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028 (n)	1,630,000	1,666,838

		$9,476,181
Pharmaceuticals - 1.6%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)	$1,139,000	$1,141,848
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	7,170,000	7,375,205
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	700,000	708,750
Eagle Holding Co. II LLC, 7.625%, 5/15/2022 (n)	2,250,000	2,272,500
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (n)	700,000	707,000
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	2,205,000	1,642,725

		$13,848,028

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pollution Control - 0.7%
Covanta Holding Corp., 5.875%, 3/01/2024	$2,160,000	$2,197,800
Covanta Holding Corp., 6%, 1/01/2027	705,000	730,877
GFL Environmental, Inc., 7%, 6/01/2026 (n)	1,590,000	1,657,098
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	1,890,000	2,060,100

		$6,645,875
Printing & Publishing - 0.6%
Meredith Corp., 6.875%, 2/01/2026	$1,865,000	$1,919,281
Nielsen Co. Lux S.à r.l., 5%, 2/01/2025 (n)	720,000	732,686
Nielsen Finance LLC, 5%, 4/15/2022 (n)	2,719,000	2,722,399

		$5,374,366
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$2,265,000	$2,375,419
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	2,575,000	2,706,840

		$5,082,259
Real Estate - Other - 1.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/01/2027 (n)	$3,280,000	$3,273,473
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	1,845,000	1,877,287
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	4,109,000	4,273,360

		$9,424,120
Restaurants - 1.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$2,870,000	$2,949,499
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	6,520,000	6,829,700
Yum! Brands, Inc., 4.75%, 1/15/2030 (n)	1,840,000	1,966,500

		$11,745,699
Retailers - 1.0%
DriveTime Automotive Group, Inc., 8%, 6/01/2021 (n)	$2,630,000	$2,662,875
EG Global Finance PLC, 6.75%, 2/07/2025 (n)	1,350,000	1,366,875
EG Global Finance PLC, 8.5%, 10/30/2025 (n)	1,185,000	1,256,100
L Brands, Inc., 5.25%, 2/01/2028	2,770,000	2,749,225
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	1,180,000	1,221,300

		$9,256,375
Specialty Chemicals - 0.5%
Koppers, Inc., 6%, 2/15/2025 (n)	$1,844,000	$1,889,178
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	2,456,000	2,548,100

		$4,437,278

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Stores - 0.6%
Penske Automotive Group Co., 5.375%, 12/01/2024	$2,070,000	$2,124,337
Penske Automotive Group Co., 5.5%, 5/15/2026	1,755,000	1,816,513
PetSmart, Inc., 7.125%, 3/15/2023 (n)	700,000	697,375
PetSmart, Inc., 8.875%, 6/01/2025 (n)	700,000	719,250

		$5,357,475
Supermarkets - 0.7%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024	$1,137,000	$1,182,480
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	1,865,000	1,930,312
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	3,350,000	3,396,498
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	165,000	176,138

		$6,685,428
Telecommunications - Wireless - 4.9%
Altice France S.A., 7.375%, 5/01/2026 (n)	$3,815,000	$4,063,280
Altice France S.A., 8.125%, 2/01/2027 (n)	3,150,000	3,520,125
Altice France S.A., 5.5%, 1/15/2028 (n)	930,000	949,781
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	889,000	924,293
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	1,125,000	1,116,563
SBA Communications Corp., 4%, 10/01/2022	3,990,000	4,059,825
SBA Communications Corp., 4.875%, 9/01/2024	4,280,000	4,424,450
SBA Communications Corp., 3.875%, 2/15/2027 (n)	855,000	866,756
Sprint Capital Corp., 6.875%, 11/15/2028	1,265,000	1,287,138
Sprint Corp., 7.875%, 9/15/2023	4,070,000	4,323,927
Sprint Corp., 7.125%, 6/15/2024	4,250,000	4,389,613
T-Mobile USA, Inc., 6.5%, 1/15/2024	1,765,000	1,811,331
T-Mobile USA, Inc., 5.125%, 4/15/2025	2,180,000	2,244,986
T-Mobile USA, Inc., 6.5%, 1/15/2026	2,020,000	2,154,229
T-Mobile USA, Inc., 5.375%, 4/15/2027	4,995,000	5,332,162
Ypso Finance BIS S.A., 6%, 2/15/2028 (n)	1,785,000	1,768,346

		$43,236,805
Tobacco - 0.1%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$1,165,000	$1,214,513

Utilities - Electric Power - 2.6%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$6,500,000	$6,831,500
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,105,000	1,136,879
Drax Finco PLC, 6.625%, 11/01/2025 (n)	2,260,000	2,391,035
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	4,260,000	4,435,725
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	1,355,000	1,413,069
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	2,107,000	2,197,011
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	940,000	979,950
Terraform Power Operating Co., 5%, 1/31/2028 (n)	3,485,000	3,763,800

		$23,148,969
Total Bonds (Identified Cost, $799,472,437)		$822,896,161

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - 2.7%
Construction - 0.0%
ICA Tenedora S.A. de C.V. (a)	258,532	$487,910

Oil Services - 0.2%
LTRI Holdings LP (a)(u)	3,300	$1,747,020

Special Products & Services - 2.5%
iShares iBoxx $ High Yield Corporate Bond ETF	251,600	$22,022,548
Total Common Stocks (Identified Cost, $23,744,732)		$24,257,478

Floating Rate Loans (r) - 1.5%
Broadcasting - 0.3%
Iheartcommunications, Inc., Term Loan, 5.78%, 5/01/2026	$648,386	$649,467
Nexstar Broadcasting, Inc., Term Loan B, 4.531%, 9/18/2026	790,020	793,476
WMG Acquisition Corp., Term Loan F, 3.77%, 11/01/2023 (o)	1,454,000	1,459,655

		$2,902,598
Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 4.176%, 4/15/2027	$792,000	$794,227

Chemicals - 0.1%
Axalta Coating Systems LLC, Term Loan B3, 3.694%, 6/01/2024 (o)	$659,327	$658,640
Element Solutions, Inc., Term Loan B1, 3.645%, 1/31/2026 (o)	790,020	792,736

		$1,451,376
Computer Software - Systems - 0.3%
Sabre GLBL, Inc., Term Loan B, 3.645%, 2/22/2024	$1,579,969	$1,583,919
SS&C Technologies, Inc., Term Loan B5, 3.395%, 4/16/2025	789,984	790,725

		$2,374,644
Conglomerates - 0.2%
Gates Global LLC, Term Loan B2, 4.395%, 3/31/2024	$1,568,030	$1,562,150

Food & Beverages - 0.1%
U.S. Foods Holding Corp., Term Loan B, 3.549%, 6/27/2023	$653,535	$655,271

Medical & Health Technology & Services - 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 3.895%, 8/12/2026	$790,020	$791,854
Jaguar Holding Co. I, Term Loan, 4.145%, 8/18/2022 (o)	789,932	789,368

		$1,581,222
Pharmaceuticals - 0.1%
Bausch Health Companies, Inc., Term Loan B, 4.419%, 11/27/2025	$769,372	$771,844

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (r) - continued
Printing & Publishing - 0.1%
Nielsen Finance LLC (VNU, Inc.), Term Loan B4, 3.699%, 10/04/2023	$789,969	$790,533
Total Floating Rate Loans (Identified Cost, $12,835,244)		$12,883,865

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	2,021	$253
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	2,021	20
Total Warrants (Identified Cost, $0)				$273

Investment Companies (h) - 2.6%
Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 1.62% (v) (Identified Cost, $23,283,575)			23,283,798	$23,286,126

Other Assets, Less Liabilities - 0.6%				5,706,740
Net Assets - 100.0%				$889,030,643

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $23,286,126 and $860,037,777, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $580,172,633, representing 65.3% of net assets.

(o)

All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

21

Portfolio of Investments – continued

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	381,174	USD	424,875	HSBC Bank	2/28/2020	$(1,533)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	175	$21,056,055	March - 2020	$(212,189)

At January 31, 2020, the fund had cash collateral of $122,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $836,052,413)	$860,037,777
Investments in affiliated issuers, at value (identified cost, $23,283,575)	23,286,126
Deposits with brokers for
Futures contracts	122,500
Receivables for
Investments sold	9,564,309
Fund shares sold	315,942
Interest and dividends	12,471,589
Other assets	3,217
Total assets	$905,801,460

Liabilities
Payable to custodian	$1,359,881
Payables for
Forward foreign currency exchange contracts	1,533
Net daily variation margin on open futures contracts	45,111
Investments purchased	15,194,386
Fund shares reacquired	92,005
Payable to affiliates
Administrative services fee	94
Shareholder servicing costs	14
Accrued expenses and other liabilities	77,793
Total liabilities	$16,770,817
Net assets	$889,030,643

Net assets consist of
Paid-in capital	$937,098,965
Total distributable earnings (loss)	(48,068,322)
Net assets	$889,030,643
Shares of beneficial interest outstanding	95,330,363
Net asset value per share (net assets of $889,030,643 / 95,330,363 shares of beneficial interest outstanding)	$9.33

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$45,220,600
Dividends from affiliated issuers	760,444
Other	413,959
Dividends	178,904
Total investment income	$46,573,907
Expenses
Shareholder servicing costs	$36
Administrative services fee	17,500
Custodian fee	53,316
Shareholder communications	5,069
Audit and tax fees	44,263
Legal fees	7,355
Pricing service fees	14,661
Regulatory filing fees	9,800
Miscellaneous	31,238
Total expenses	$183,238
Fees paid indirectly	(2,420)
Net expenses	$180,818
Net investment income (loss)	$46,393,089

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,353,368)
Affiliated issuers	2,081
Futures contracts	(1,277,887)
Forward foreign currency exchange contracts	385,966
Foreign currency	(533)
Net realized gain (loss)	$(2,243,741)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$37,210,927
Affiliated issuers	2,551
Futures contracts	180,516
Forward foreign currency exchange contracts	(32,121)
Translation of assets and liabilities in foreign currencies	(481)
Net unrealized gain (loss)	$37,361,392
Net realized and unrealized gain (loss)	$35,117,651
Change in net assets from operations	$81,510,740

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/20	1/31/19
Change in net assets

From operations
Net investment income (loss)	$46,393,089	$54,068,734
Net realized gain (loss)	(2,243,741)	(14,745,194)
Net unrealized gain (loss)	37,361,392	(27,780,768)
Change in net assets from operations	$81,510,740	$11,542,772
Total distributions to shareholders	$(46,567,029)	$(55,299,759)
Change in net assets from fund share transactions	$65,649,954	$(365,738,413)
Total change in net assets	$100,593,665	$(409,495,400)

Net assets
At beginning of period	788,436,978	1,197,932,378
At end of period	$889,030,643	$788,436,978

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$8.94	$9.31	$9.28	$8.41	$9.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.52	$0.53	$0.56	$0.57
Net realized and unrealized gain (loss)	0.39	(0.36)	0.05	0.90	(1.03)
Total from investment operations	$0.90	$0.16	$0.58	$1.46	$(0.46)

Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.53)	$(0.55)	$(0.59)	$(0.59)
From net realized gain	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.51)	$(0.53)	$(0.55)	$(0.59)	$(0.60)
Net asset value, end of period (x)	$9.33	$8.94	$9.31	$9.28	$8.41
Total return (%) (r)(s)(x)	10.29	1.86	6.33	17.77	(5.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.02	0.02	0.02
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	5.51	5.77	5.63	6.28	6.19
Portfolio turnover	59	38	46	44	33
Net assets at end of period (000 omitted)	$889,031	$788,437	$1,197,932	$1,421,797	$1,350,666

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of

27

Notes to Financial Statements – continued

operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

28

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

29

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$22,022,548	$273	$1,747,020	$23,769,841
Mexico	—	487,910	—	487,910
Municipal Bonds	—	1,146,600	—	1,146,600
U.S. Corporate Bonds	—	704,132,055	—	704,132,055
Foreign Bonds	—	117,617,506	—	117,617,506
Floating Rate Loans	—	12,883,865	—	12,883,865
Mutual Funds	23,286,126	—	—	23,286,126
Total	$45,308,674	$836,268,209	$1,747,020	$883,323,903

Other Financial Instruments
Futures Contracts – Liabilities	$(212,189)	$—	$—	$(212,189)
Forward Foreign Currency
Exchange Contracts – Liabilities	—	(1,533)	—	(1,533)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/19	$2,935,086
Change in unrealized appreciation or depreciation	(1,188,066)
Balance as of 1/31/20	$1,747,020

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2020 is $(1,188,066). At January 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also

30

Notes to Financial Statements – continued

reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(212,189)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	(1,533)
Total		$(213,722)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,277,887)	$—
Foreign Exchange	—	385,966
Total	$(1,277,887)	$385,966

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$180,516	$—
Foreign Exchange	—	(32,121)
Total	$180,516	$(32,121)

31

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

32

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

33

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

34

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/20	Year ended 1/31/19
Ordinary income (including any short-term capital gains)	$46,567,029	$55,299,759

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/20

Cost of investments	$860,964,531
Gross appreciation	28,893,703

Gross depreciation	(6,748,053)
Net unrealized appreciation (depreciation)	$22,145,650

Undistributed ordinary income	3,611,148
Capital loss carryforwards	(69,832,667)
Other temporary differences	(3,992,453)

As of January 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(10,289,098)
Long-Term	(59,543,569)
Total	$(69,832,667)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2020, these costs amounted to $36.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

35

Notes to Financial Statements – continued

services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.0021% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended January 31, 2020, the fee paid by the fund under this agreement was $791 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended January 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $542,378,704 and $471,770,332, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares sold	8,371,521	$76,828,459	1,404,859	$12,591,447
Shares issued to shareholders in reinvestment of distributions	5,060,368	46,567,029	6,146,645	55,299,759
Shares reacquired	(6,293,406)	(57,745,534)	(47,999,465)	(433,629,619)
Net change	7,138,483	$65,649,954	(40,447,961)	$(365,738,413)

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments

36

Notes to Financial Statements – continued

directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 76%, 23%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2020, the fund’s commitment fee and interest expense were $4,440 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$29,838,451	$244,598,560	$251,155,517	$2,081	$2,551	$23,286,126

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$760,444	$—

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by

38

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND
The Trustees and Officers of the Trust, as of March 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2020

     MFS® High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFH-ANN

MFS® High Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, impacting over 100 countries. The global pandemic prompted many governments to take drastic action to arrest the spread of the virus, such as quarantines, school and business closures and prohibitions on large public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and expectations of falling global economic growth.

The situation remains uncertain given that countries differ in terms of the way they are responding to the outbreak and the resources they have at their disposal to fight it. From a market perspective, global central banks have taken aggressive, coordinated steps to cushion the economic impact of the fallout related to the virus, and governments are undertaking considerable fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

March 18, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.7%
Medical & Health Technology & Services	7.1%
Building	5.0%
Wireless Communications	4.8%
Gaming & Lodging	4.7%

Composition including fixed income credit quality (a)(i)
BBB	1.6%
BB	50.2%
B	32.4%
CCC	10.2%
CC	0.1%
C	0.1%
Not Rated	(2.3)%
Non-Fixed Income	2.6%
Cash & Cash Equivalents	2.8%
Other	2.3%

Portfolio facts (i)
Average Duration (d)	2.7
Average Effective Maturity (m)	3.5 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages	are based on net assets as of January 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2020, Class A shares of the MFS High Income Fund (fund) provided a total return of 9.24%, at net asset value. This compares with a return of 9.40% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period, although an outbreak of coronavirus emanating from central China contributed to a bout of volatility at period’s end. Markets had anticipated that dissipating headwinds would lead to a rebound in global growth and trade in early 2020, but supply chain disruptions linked to the virus are now calling that assumption into question.

The headwinds from trade and geopolitical uncertainty, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019, and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank having unveiled a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut interest rates several times in recent months, while China began to loosen policy late in the period.

The more dovish Fed in 2019 helped improve conditions in emerging markets. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period along with easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), which contributed to an increased dispersion in performance among sovereign fixed income assets.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s shorter duration (d) stance detracted from performance as interest

4

Management Review – continued

rates generally declined over the reporting period. Bond selection within the communications sector, and a lesser exposure to the finance sector, further weighed on relative returns.

Top individual detractors during the reporting period included the fund’s overweight exposures to independent exploration and production company Alta Mesa Holdings (h) (energy) and investment services provider Northwest Acquisitions ULC/Dominion Finco (basic industry).

Contributors to Performance

During the reporting period, the fund’s underweight exposure to “CCC” rated (r) securities, most notably within both the energy and capital goods sectors, contributed to relative performance. Favorable bond selection within “B” rated securities, particularly within both the energy and basic industry sectors, also benefited relative results.

Top individual contributors for the reporting period included the fund’s overweight exposures to cable service provider Altice (communications), renewable electricity company Clearway Energy Operating (electric) and petroleum product distributor Parkland Fuel (energy).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	9.24%	4.87%	6.49%	N/A
B	9/27/93	8.74%	4.15%	5.72%	N/A
C	1/03/94	8.42%	4.09%	5.69%	N/A
I	1/02/97	9.52%	5.13%	6.75%	N/A
R1	4/01/05	8.43%	4.09%	5.69%	N/A
R2	10/31/03	8.96%	4.61%	6.22%	N/A
R3	4/01/05	9.23%	4.87%	6.52%	N/A
R4	4/01/05	9.51%	5.13%	6.75%	N/A
R6	6/01/12	9.63%	5.24%	N/A	5.95%
529A	7/31/02	9.19%	4.83%	6.47%	N/A
529B	7/31/02	8.38%	4.04%	5.67%	N/A
529C	7/31/02	8.69%	4.10%	5.66%	N/A

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		9.40%	6.01%	7.41%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		4.60%	3.97%	6.02%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		4.74%	3.81%	5.72%	N/A
C With CDSC (1% for 12 months) (v)		7.42%	4.09%	5.69%	N/A
529A With Initial Sales Charge (4.25%)		4.55%	3.93%	6.01%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		4.38%	3.70%	5.67%	N/A
529C With CDSC (1% for 12 months) (v)		7.69%	4.10%	5.66%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2019 through January 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2019 through January 31, 2020.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/19	Ending Account Value 1/31/20	Expenses Paid During Period (p) 8/01/19-1/31/20
A	Actual	0.92%	$1,000.00	$1,034.62	$4.72
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
B	Actual	1.67%	$1,000.00	$1,030.70	$8.55
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
C	Actual	1.68%	$1,000.00	$1,030.72	$8.60
	Hypothetical (h)	1.68%	$1,000.00	$1,016.74	$8.54
I	Actual	0.67%	$1,000.00	$1,035.94	$3.44
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R1	Actual	1.67%	$1,000.00	$1,030.78	$8.55
	Hypothetical (h)	1.67%	$1,000.00	$1,016.79	$8.49
R2	Actual	1.18%	$1,000.00	$1,033.32	$6.05
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01
R3	Actual	0.93%	$1,000.00	$1,034.57	$4.77
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
R4	Actual	0.67%	$1,000.00	$1,035.90	$3.44
	Hypothetical (h)	0.67%	$1,000.00	$1,021.83	$3.41
R6	Actual	0.56%	$1,000.00	$1,036.46	$2.87
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85
529A	Actual	0.96%	$1,000.00	$1,034.37	$4.92
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
529B	Actual	1.72%	$1,000.00	$1,030.52	$8.80
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74
529C	Actual	1.72%	$1,000.00	$1,033.49	$8.82
	Hypothetical (h)	1.72%	$1,000.00	$1,016.53	$8.74

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 91.8%
Aerospace - 2.5%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$6,752,000	$6,490,360
Bombardier, Inc., 7.875%, 4/15/2027 (n)	2,955,000	2,799,715
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	4,385,000	4,659,063
Moog, Inc., 4.25%, 12/15/2027 (n)	9,000,000	9,226,350
TransDigm, Inc., 6.5%, 7/15/2024	4,015,000	4,140,469
TransDigm, Inc., 6.25%, 3/15/2026 (n)	5,257,000	5,669,674
TransDigm, Inc., 6.375%, 6/15/2026	4,290,000	4,525,950
TransDigm, Inc., 5.5%, 11/15/2027 (n)	5,035,000	5,065,965

		$42,577,546
Asset-Backed & Securitized - 0.0%
CW Capital Cobalt Commercial Mortgage Trust, CDO, “F”, FLR, 3.094% (0% cash or 3.094% PIK), (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)	$754,746	$76
CW Capital Cobalt Commercial Mortgage Trust, CDO, “G”, FLR, 3.294% (0% cash or 3.294% PIK), (LIBOR - 3mo. + 1.5%), 4/26/2050 (a)(n)(p)	2,386,161	239
Lehman Brothers Commercial Conduit Mortgage Trust, 1.114%, 2/18/2030 (i)	145,791	1

		$316
Automotive - 2.3%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$1,370,000	$1,291,225
Allison Transmission, Inc., 5%, 10/01/2024 (n)	14,883,000	15,162,354
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	975,000	1,064,412
Dana, Inc., 5.375%, 11/15/2027	2,269,000	2,339,906
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	6,610,000	7,014,202
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	5,120,000	5,252,250
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	7,035,000	7,562,625

		$39,686,974
Broadcasting - 3.5%
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027 (n)	$4,375,000	$4,090,625
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	2,840,000	3,067,200
iHeartCommunications, Inc., 8.375%, 5/01/2027	3,075,000	3,344,032
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	1,290,000	1,344,825
Lions Gate Capital Holding Co., 5.875%, 11/01/2024	1,750,000	1,710,625
Match Group, Inc., 6.375%, 6/01/2024	6,560,000	6,871,600
Match Group, Inc., 5%, 12/15/2027 (n)	4,425,000	4,646,250
National CineMedia LLC, 5.875%, 4/15/2028 (n)	3,455,000	3,608,074

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Netflix, Inc., 5.875%, 2/15/2025	$8,365,000	$9,379,256
Netflix, Inc., 5.875%, 11/15/2028	4,100,000	4,617,215
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	5,955,000	6,263,290
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (n)	1,325,000	1,364,750
WMG Acquisition Corp., 5%, 8/01/2023 (n)	1,780,000	1,815,600
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)	6,570,000	6,767,100
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)	1,490,000	1,568,225

		$60,458,667
Brokerage & Asset Managers - 0.5%
AG Issuer LLC, 6.25%, 3/01/2028	$445,000	$445,000
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	8,515,000	8,664,013

		$9,109,013
Building - 4.9%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$8,290,000	$8,725,225
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	8,005,000	8,070,961
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	5,483,000	5,453,940
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)	2,515,000	2,584,163
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	2,135,000	2,225,738
Core & Main LP, 6.125%, 8/15/2025 (n)	4,055,000	4,165,985
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	3,180,000	3,335,025
HD Supply, Inc., 5.375%, 10/15/2026 (n)	7,065,000	7,488,900
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	3,820,000	3,934,600
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	3,810,000	3,970,782
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	2,740,000	2,870,150
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	5,188,000	5,421,460
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	2,850,000	3,099,375
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	4,536,000	4,422,600
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	3,680,000	3,781,200
Standard Industries, Inc., 6%, 10/15/2025 (n)	6,955,000	7,259,281
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	6,865,000	6,933,650

		$83,743,035
Business Services - 2.5%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$5,735,000	$5,993,075
CDK Global, Inc., 4.875%, 6/01/2027	6,335,000	6,645,130
CDK Global, Inc., 5.25%, 5/15/2029 (n)	2,215,000	2,370,050
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	3,490,000	3,594,700
MSCI, Inc., 5.75%, 8/15/2025 (n)	4,055,000	4,231,190
MSCI, Inc., 4.75%, 8/01/2026 (n)	13,015,000	13,633,212
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	2,175,000	2,422,515

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Business Services - continued
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	$4,060,000	$4,415,250

		$43,305,122
Cable TV - 8.5%
Altice Financing S.A., 7.5%, 5/15/2026 (n)	$2,370,000	$2,532,819
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	474,000	484,073
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	2,185,000	2,256,013
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	15,210,000	15,960,461
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	11,355,000	11,963,174
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	7,195,000	7,397,359
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	5,860,000	6,139,551
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	18,205,000	19,320,056
DISH DBS Corp., 5.875%, 11/15/2024	5,680,000	5,747,762
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	3,130,000	1,596,300
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	8,155,000	6,544,387
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	4,275,000	4,520,984
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	11,620,000	12,048,487
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	3,690,000	3,970,994
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	2,750,000	2,774,063
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	2,785,000	2,872,310
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	6,400,000	6,784,000
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	4,575,000	4,792,313
Videotron Ltd., 5.375%, 6/15/2024 (n)	1,535,000	1,657,800
Videotron Ltd., 5.125%, 4/15/2027 (n)	11,545,000	12,095,754
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	1,125,000	1,158,750
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029 (n)	4,425,000	4,657,313
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	8,010,000	8,240,287

		$145,515,010
Chemicals - 1.4%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$6,525,000	$6,720,750
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	4,769,000	4,727,271
Element Solutions, Inc., 5.875%, 12/01/2025 (n)	2,180,000	2,253,292
SPCM S.A., 4.875%, 9/15/2025 (n)	6,155,000	6,355,037
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	3,195,000	3,314,813

		$23,371,163

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - 1.0%
PTC, Inc., 3.625%, 2/15/2025 (n)	$4,230,000	$4,267,012
PTC, Inc., 4%, 2/15/2028 (n)	890,000	898,900
VeriSign, Inc., 5.25%, 4/01/2025	7,505,000	8,263,005
VeriSign, Inc., 4.75%, 7/15/2027	3,105,000	3,275,775

		$16,704,692
Computer Software - Systems - 2.3%
CDW LLC/CDW Finance Corp., 4.25%, 4/01/2028	$3,125,000	$3,253,906
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	9,800,000	10,804,500
Fair Isaac Corp., 4%, 6/15/2028 (n)	2,037,000	2,072,648
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	4,705,000	4,857,912
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	9,280,000	9,442,400
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	8,235,000	8,710,983

		$39,142,349
Conglomerates - 3.5%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$6,235,000	$6,628,148
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	8,635,000	9,153,100
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	4,400,000	4,724,500
EnerSys, 5%, 4/30/2023 (n)	7,330,000	7,714,825
EnerSys, 4.375%, 12/15/2027 (n)	1,315,000	1,311,713
Gates Global LLC, 6.25%, 1/15/2026 (n)	5,240,000	5,383,314
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	2,235,000	2,341,162
MTS Systems Corp., 5.75%, 8/15/2027 (n)	5,365,000	5,633,250
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	4,820,000	5,277,900
TriMas Corp., 4.875%, 10/15/2025 (n)	10,985,000	11,259,625

		$59,427,537
Construction - 1.2%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	$6,260,000	$6,666,900
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	2,275,000	2,377,375
Toll Brothers Finance Corp., 4.875%, 11/15/2025	3,840,000	4,200,000
Toll Brothers Finance Corp., 4.35%, 2/15/2028	6,530,000	6,872,825

		$20,117,100
Consumer Products - 1.2%
Coty, Inc., 6.5%, 4/15/2026 (n)	$3,490,000	$3,638,325
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)	6,155,000	6,555,383
Mattel, Inc., 6.75%, 12/31/2025 (n)	2,840,000	3,045,900
Mattel, Inc., 5.875%, 12/15/2027 (n)	4,790,000	5,035,008
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	2,660,000	2,779,700

		$21,054,316

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - 2.1%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	$4,015,000	$4,286,012
Carriage Services, Inc., 6.625%, 6/01/2026 (n)	3,506,000	3,733,890
Cimpress N.V., 7%, 6/15/2026 (n)	5,550,000	5,865,268
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	4,070,000	4,449,141
Garda World Security Corp., 4.625%, 2/15/2027 (n)	1,770,000	1,752,035
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	2,387,000	2,548,123
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)	2,510,000	2,707,662
Photo Holdings Merger Sub, Inc., 8.5%, 10/01/2026 (n)	875,000	818,125
Realogy Group LLC, 9.375%, 4/01/2027 (n)	4,475,000	4,642,141
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	4,855,000	5,017,497

		$35,819,894
Containers - 3.0%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$5,635,000	$5,817,574
Crown American LLC, 4.5%, 1/15/2023	5,430,000	5,709,278
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	7,885,000	8,220,113
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	3,565,000	3,694,588
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	4,820,000	4,838,075
Reynolds Group, 5.75%, 10/15/2020	2,674,737	2,680,889
Reynolds Group, 5.125%, 7/15/2023 (n)	4,330,000	4,418,808
Reynolds Group, 7%, 7/15/2024 (n)	1,450,000	1,497,125
Silgan Holdings, Inc., 4.75%, 3/15/2025	6,115,000	6,237,300
Silgan Holdings, Inc., 4.125%, 2/01/2028 (n)	2,564,000	2,548,616
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	4,680,000	5,148,000

		$50,810,366
Electrical Equipment - 0.4%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$3,360,000	$3,217,200
CommScope Technologies LLC, 5%, 3/15/2027 (n)	3,020,000	2,740,650

		$5,957,850
Electronics - 1.6%
Entegris, Inc., 4.625%, 2/10/2026 (n)	$6,475,000	$6,685,437
Qorvo, Inc., 5.5%, 7/15/2026	4,630,000	4,896,225
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	4,215,000	4,657,575
Sensata Technologies B.V., 5%, 10/01/2025 (n)	8,870,000	9,601,775
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,770,000	1,793,984

		$27,634,996

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 2.6%
Callon Petroleum Co., 6.375%, 7/01/2026	$4,025,000	$3,803,625
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	1,547,800	1,579,174
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	5,120,000	5,165,414
Highpoint Operating Corp., 7%, 10/15/2022	1,530,000	1,452,551
Hilcorp Energy I/Hilcorp Finance Co., 5.75%, 10/01/2025 (n)	1,098,000	992,779
Jagged Peak Energy LLC, 5.875%, 5/01/2026	4,170,000	4,295,100
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	3,885,000	4,011,262
Matador Resources Co., 5.875%, 9/15/2026	1,770,000	1,732,476
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	4,205,000	4,425,762
QEP Resources, Inc., 5.625%, 3/01/2026	1,988,000	1,774,191
Range Resources Corp., 4.875%, 5/15/2025	2,673,000	2,084,940
Sanchez Energy Corp., 6.125%, 1/15/2023 (a)(d)	4,285,000	212,108
SM Energy Co., 6.75%, 9/15/2026	4,110,000	3,732,106
Southwestern Energy Co., 6.2%, 1/23/2025	1,998,000	1,663,335
Southwestern Energy Co., 7.5%, 4/01/2026	1,317,400	1,099,634
WPX Energy, Inc., 5.75%, 6/01/2026	6,130,000	6,421,175

		$44,445,632
Entertainment - 1.4%
Live Nation Entertainment, Inc., 4.875%, 11/01/2024 (n)	$2,155,000	$2,227,408
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	9,165,000	9,760,725
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)	1,270,000	1,306,576
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	10,565,000	10,789,506

		$24,084,215
Financial Institutions - 3.0%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$2,520,000	$2,601,900
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	3,815,000	4,150,987
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	2,820,000	2,969,319
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	4,550,000	4,754,750
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	10,439,000	10,679,619
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (n)	5,290,000	5,594,175
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	2,210,000	2,249,051
OneMain Financial Corp., 6.875%, 3/15/2025	3,490,000	3,934,975
OneMain Financial Corp., 7.125%, 3/15/2026	3,810,000	4,371,403
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	6,395,000	7,063,917
Springleaf Finance Corp., 5.375%, 11/15/2029	1,815,000	1,887,419

		$50,257,515
Food & Beverages - 2.9%
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	$6,235,000	$6,468,812
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	9,325,000	10,327,437

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	$4,312,000	$4,419,800
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	7,885,000	8,279,250
Performance Food Group Co., 5.5%, 10/15/2027 (n)	4,585,000	4,825,713
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (n)	1,895,000	1,947,113
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	4,695,000	4,979,986
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	7,555,000	7,725,970

		$48,974,081
Gaming & Lodging - 4.6%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$5,265,000	$5,343,975
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	3,185,000	3,498,595
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	4,545,000	5,089,600
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	3,540,000	4,016,838
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	8,935,000	9,356,732
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	7,420,000	7,586,950
Scientific Games Corp., 8.25%, 3/15/2026 (n)	5,310,000	5,761,350
Scientific Games International, Inc., 7%, 5/15/2028 (n)	2,190,000	2,311,085
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	7,640,000	7,841,161
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	3,735,000	3,753,675
VICI Properties LP, REIT, 4.625%, 12/01/2029 (n)	1,820,000	1,901,900
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	12,155,000	12,717,169
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	4,800,000	5,004,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	4,230,000	4,388,625

		$78,571,655
Insurance - Health - 0.8%
Centene Corp., 6.125%, 2/15/2024	$3,530,000	$3,644,725
Centene Corp., 5.375%, 6/01/2026 (n)	5,555,000	5,909,131
Centene Corp., 4.25%, 12/15/2027 (n)	3,550,000	3,700,875

		$13,254,731
Insurance - Property & Casualty - 0.7%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$4,320,000	$4,557,600
Hub International Ltd., 7%, 5/01/2026 (n)	7,410,000	7,687,875

		$12,245,475
Major Banks - 1.1%
Barclays PLC, 7.875%, 12/29/2049	$4,920,000	$5,325,900
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	4,640,000	5,260,600
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	7,705,000	8,634,408

		$19,220,908

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 6.8%
Avantor, Inc., 9%, 10/01/2025 (n)	$9,040,000	$9,991,008
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	2,215,000	2,282,679
Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	3,540,000	3,576,037
DaVita, Inc., 5%, 5/01/2025	6,090,000	6,236,952
Encompass Health Corp., 5.75%, 9/15/2025	3,565,000	3,707,600
HCA, Inc., 7.5%, 2/15/2022	6,000,000	6,586,140
HCA, Inc., 5.375%, 2/01/2025	14,590,000	16,305,784
HCA, Inc., 5.875%, 2/15/2026	7,910,000	9,086,612
HCA, Inc., 5.625%, 9/01/2028	1,395,000	1,616,456
HealthSouth Corp., 5.125%, 3/15/2023	5,855,000	5,942,825
HealthSouth Corp., 5.75%, 11/01/2024	1,181,000	1,195,444
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	3,085,000	3,169,838
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	5,727,000	5,991,874
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	10,830,000	11,426,083
MPH Acquisition Holdings LLC, 7.125%, 6/01/2024 (n)	3,885,000	3,763,089
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	2,240,000	2,083,229
Radiology Partners, Inc., 9.25%, 2/01/2028 (n)	1,105,000	1,149,200
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	6,105,000	6,814,706
Team Health Holdings, Inc., 6.375%, 2/01/2025 (n)	1,260,000	740,288
Tenet Healthcare Corp., 4.875%, 1/01/2026 (n)	5,670,000	5,879,081
Tenet Healthcare Corp., 5.125%, 11/01/2027 (n)	4,390,000	4,620,475
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	4,620,000	4,550,700

		$116,716,100
Medical Equipment - 1.1%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$6,650,000	$6,799,625
Teleflex, Inc., 4.875%, 6/01/2026	3,310,000	3,450,675
Teleflex, Inc., 4.625%, 11/15/2027	7,890,000	8,304,225

		$18,554,525
Metals & Mining - 3.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$2,895,000	$3,003,563
Cleveland-Cliffs, Inc., 5.875%, 6/01/2027 (n)	3,115,000	2,873,588
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	4,870,000	5,215,916
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	890,000	858,850
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	4,475,000	4,609,250
Freeport-McMoRan, Inc., 5%, 9/01/2027	4,940,000	5,113,147
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	4,110,000	4,356,600
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	3,095,000	3,175,841
Harsco Corp., 5.75%, 7/31/2027 (n)	3,455,000	3,532,737
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	8,539,000	8,709,780

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	$4,725,000	$3,803,625
Novelis Corp., 5.875%, 9/30/2026 (n)	7,690,000	8,151,400
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	1,097,000	669,170
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	1,835,000	1,761,600
TMS International Corp., 7.25%, 8/15/2025 (n)	5,105,000	4,824,225

		$60,659,292
Midstream - 2.4%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$12,065,000	$12,426,950
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	3,001,000	3,053,518
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	1,320,000	1,283,700
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	4,166,000	3,978,030
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	5,590,000	5,638,912
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	4,925,000	5,072,750
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	6,640,000	6,889,000
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	3,065,000	3,375,638

		$41,718,498
Municipals - 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$2,120,000	$2,170,350

Network & Telecom - 0.4%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$2,770,000	$2,974,288
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	3,315,000	3,385,112

		$6,359,400
Oil Services - 0.6%
Apergy Corp., 6.375%, 5/01/2026	$4,350,000	$4,570,132
Diamond Offshore Drill Co., 5.7%, 10/15/2039	3,960,000	2,118,600
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	3,095,000	2,901,562

		$9,590,294

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oils - 1.1%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$8,900,000	$9,367,250
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	5,175,000	5,496,264
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028 (n)	3,095,000	3,164,947

		$18,028,461
Pharmaceuticals - 1.5%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)	$2,380,000	$2,385,950
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	13,390,000	13,773,222
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	1,315,000	1,331,437
Eagle Holding Co. II LLC, 7.625%, 5/15/2022 (n)	4,220,000	4,262,200
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (n)	1,305,000	1,318,050
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	4,180,000	3,114,100

		$26,184,959
Pollution Control - 0.8%
Covanta Holding Corp., 5.875%, 3/01/2024	$4,255,000	$4,329,462
Covanta Holding Corp., 6%, 1/01/2027	1,605,000	1,663,912
GFL Environmental, Inc., 7%, 6/01/2026 (n)	3,055,000	3,183,921
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	3,550,000	3,869,500

		$13,046,795
Printing & Publishing - 0.6%
Meredith Corp., 6.875%, 2/01/2026	$3,530,000	$3,632,741
Nielsen Co. Lux S.à r.l., 5%, 2/01/2025 (n)	1,325,000	1,348,347
Nielsen Finance LLC, 5%, 4/15/2022 (n)	5,066,000	5,072,332

		$10,053,420
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$4,370,000	$4,583,037
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	4,805,000	5,051,016

		$9,634,053
Real Estate - Other - 1.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/01/2027 (n)	$6,260,000	$6,247,543
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	3,640,000	3,703,700
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	7,826,000	8,139,040

		$18,090,283
Restaurants - 1.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$5,395,000	$5,544,441
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	12,790,000	13,397,525

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Restaurants - continued
Yum! Brands, Inc., 4.75%, 1/15/2030 (n)	$3,445,000	$3,681,844

		$22,623,810
Retailers - 1.0%
DriveTime Automotive Group, Inc., 8%, 6/01/2021 (n)	$4,950,000	$5,011,875
EG Global Finance PLC, 6.75%, 2/07/2025 (n)	2,475,000	2,505,938
EG Global Finance PLC, 8.5%, 10/30/2025 (n)	2,330,000	2,469,800
L Brands, Inc., 5.25%, 2/01/2028	5,165,000	5,126,262
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	2,165,000	2,240,775

		$17,354,650
Specialty Chemicals - 0.5%
Koppers, Inc., 6%, 2/15/2025 (n)	$3,465,000	$3,549,893
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	4,620,000	4,793,250

		$8,343,143
Specialty Stores - 0.6%
Penske Automotive Group Co., 5.375%, 12/01/2024	$3,885,000	$3,986,981
Penske Automotive Group Co., 5.5%, 5/15/2026	3,480,000	3,601,974
PetSmart, Inc., 7.125%, 3/15/2023 (n)	1,325,000	1,320,031
PetSmart, Inc., 8.875%, 6/01/2025 (n)	1,325,000	1,361,438

		$10,270,424
Supermarkets - 0.7%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024	$2,112,000	$2,196,480
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	3,485,000	3,607,045
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	6,305,000	6,392,513
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	300,000	320,250

		$12,516,288
Telecommunications - Wireless - 4.8%
Altice France S.A., 7.375%, 5/01/2026 (n)	$7,185,000	$7,652,600
Altice France S.A., 8.125%, 2/01/2027 (n)	5,860,000	6,548,550
Altice France S.A., 5.5%, 1/15/2028 (n)	1,760,000	1,797,435
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	1,672,000	1,738,378
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	2,100,000	2,084,250
SBA Communications Corp., 4%, 10/01/2022	7,520,000	7,651,600
SBA Communications Corp., 4.875%, 9/01/2024	7,870,000	8,135,612
SBA Communications Corp., 3.875%, 2/15/2027 (n)	1,625,000	1,647,344
Sprint Capital Corp., 6.875%, 11/15/2028	2,420,000	2,462,350
Sprint Corp., 7.875%, 9/15/2023	7,715,000	8,196,339
Sprint Corp., 7.125%, 6/15/2024	8,115,000	8,381,578
T-Mobile USA, Inc., 6.5%, 1/15/2024	2,830,000	2,904,288
T-Mobile USA, Inc., 5.125%, 4/15/2025	4,325,000	4,453,928

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
T-Mobile USA, Inc., 6.5%, 1/15/2026	$4,610,000	$4,916,334
T-Mobile USA, Inc., 5.375%, 4/15/2027	8,610,000	9,191,175
Ypso Finance BIS S.A., 6%, 2/15/2028 (n)	3,400,000	3,368,278

		$81,130,039
Tobacco - 0.1%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$2,210,000	$2,303,925

Utilities - Electric Power - 2.6%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$12,165,000	$12,785,415
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	2,080,000	2,140,008
Drax Finco PLC, 6.625%, 11/01/2025 (n)	4,175,000	4,417,066
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	8,250,000	8,590,312
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	2,945,000	3,071,208
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	3,898,000	4,064,523
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,735,000	1,808,738
Terraform Power Operating Co., 5%, 1/31/2028 (n)	6,565,000	7,090,200

		$43,967,470
Total Bonds (Identified Cost, $1,528,053,283)		$1,564,806,337

Common Stocks - 2.6%
Construction - 0.1%
ICA Tenedora S.A. de C.V. (a)	347,563	$655,932

Oil Services - 0.1%
LTRI Holdings LP (a)(u)	3,250	$1,720,550

Special Products & Services - 2.4%
iShares iBoxx $ High Yield Corporate Bond ETF	474,400	$41,524,232
Total Common Stocks (Identified Cost, $43,452,469)		$43,900,714

Floating Rate Loans (r) - 1.4%
Broadcasting - 0.3%
Iheartcommunications, Inc., Term Loan, 5.78%, 5/01/2026	$1,219,818	$1,221,851
Nexstar Broadcasting, Inc., Term Loan B, 4.531%, 9/18/2026	1,486,275	1,492,777
WMG Acquisition Corp., Term Loan F, 3.77%, 11/01/2023 (o)	2,731,000	2,741,621

		$5,456,249
Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 4.176%, 4/15/2027	$1,490,000	$1,494,190

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (r) - continued
Chemicals - 0.1%
Axalta Coating Systems LLC, Term Loan B3, 3.694%, 6/01/2024 (o)	$1,241,034	$1,239,741
Element Solutions, Inc., Term Loan B1, 3.645%, 1/31/2026 (o)	1,486,275	1,491,385

		$2,731,126
Computer Software - Systems - 0.2%
Sabre GLBL, Inc., Term Loan B, 3.645%, 2/22/2024	$2,973,415	$2,980,848
SS&C Technologies, Inc., Term Loan B5, 3.395%, 4/16/2025	1,486,206	1,487,601

		$4,468,449
Conglomerates - 0.2%
Gates Global LLC, Term Loan B2, 4.395%, 3/31/2024	$2,944,550	$2,933,508

Food & Beverages - 0.1%
U.S. Foods Holding Corp., Term Loan B, 3.549%, 6/27/2023	$1,225,131	$1,228,385

Medical & Health Technology & Services - 0.2%
DaVita, Inc., Term Loan B, 3.895%, 8/12/2026	$1,486,275	$1,489,725
Jaguar Holding Co. I, Term Loan, 4.145%, 8/18/2022 (o)	1,486,110	1,485,048

		$2,974,773
Pharmaceuticals - 0.1%
Bausch Health Companies, Inc., Term Loan B, 4.419%, 11/27/2025	$1,447,429	$1,452,080

Printing & Publishing - 0.1%
Nielsen Finance LLC (VNU, Inc.), Term Loan B4, 3.699%, 10/04/2023	$1,486,179	$1,487,241
Total Floating Rate Loans (Identified Cost, $24,134,883)		$24,226,001

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	2,104	$263
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	2,104	21
Total Warrants (Identified Cost, $0)				$284

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 3.6%
Money Market Funds - 3.6%
MFS Institutional Money Market Portfolio, 1.62% (v) (Identified Cost, $60,795,855)	60,799,123	$60,805,203

Other Assets, Less Liabilities - 0.6%		10,919,067
Net Assets - 100.0%		$1,704,657,606

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $60,805,203 and $1,632,933,336, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,115,163,140, representing 65.4% of net assets.

(o)

All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

24

Portfolio of Investments – continued

Derivative Contracts at 1/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	765,357	USD	853,154	BNP Paribas S.A.	2/28/2020	$(3,127)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	325	$39,104,102	March - 2020	$(394,073)

At January 31, 2020, the fund had cash collateral of $227,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,595,640,635)	$1,632,933,336
Investments in affiliated issuers, at value (identified cost, $60,795,855)	60,805,203
Deposits with brokers for
Futures contracts	227,500
Receivables for
Investments sold	18,073,781
Fund shares sold	3,041,454
Interest and dividends	23,696,514
Other assets	5,674
Total assets	$1,738,783,462

Liabilities
Payable to custodian	$2,528,474
Payables for
Distributions	222,815
Forward foreign currency exchange contracts	3,127
Net daily variation margin on open futures contracts	83,791
Investments purchased	28,906,136
Fund shares reacquired	1,492,796
Payable to affiliates
Investment adviser	41,458
Administrative services fee	1,280
Shareholder servicing costs	654,716
Distribution and service fees	10,177
Program manager fees	14
Payable for independent Trustees’ compensation	5,470
Accrued expenses and other liabilities	175,602
Total liabilities	$34,125,856
Net assets	$1,704,657,606

Net assets consist of
Paid-in capital	$1,760,019,736
Total distributable earnings (loss)	(55,362,130)
Net assets	$1,704,657,606
Shares of beneficial interest outstanding	495,407,109

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$552,034,860	160,364,695	$3.44
Class B	10,649,750	3,090,218	3.45
Class C	27,415,177	7,942,346	3.45
Class I	147,591,220	42,982,264	3.43
Class R1	963,325	279,682	3.44
Class R2	15,270,257	4,439,957	3.44
Class R3	2,255,262	656,286	3.44
Class R4	795,946	231,110	3.44
Class R6	942,481,785	273,908,996	3.44
Class 529A	3,921,834	1,140,548	3.44
Class 529B	209,889	60,960	3.44
Class 529C	1,068,301	310,047	3.45

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.59 [100 / 95.75 x $3.44] and $3.59 [100 / 95.75 x $3.44], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$81,889,852
Dividends from affiliated issuers	1,640,522
Other	794,814
Dividends	283,297
Total investment income	$84,608,485
Expenses
Management fee	$7,196,047
Distribution and service fees	1,819,896
Shareholder servicing costs	1,750,196
Program manager fees	2,616
Administrative services fee	219,378
Independent Trustees’ compensation	29,979
Custodian fee	102,424
Shareholder communications	184,214
Audit and tax fees	84,696
Legal fees	23,053
Miscellaneous	259,725
Total expenses	$11,672,224
Fees paid indirectly	(4,300)
Reduction of expenses by investment adviser and distributor	(188,079)
Net expenses	$11,479,845
Net investment income (loss)	$73,128,640
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(6,621,197)
Affiliated issuers	1,892
Futures contracts	(2,288,758)
Forward foreign currency exchange contracts	711,639
Foreign currency	(741)
Net realized gain (loss)	$(8,197,165)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$75,876,546
Affiliated issuers	9,349
Futures contracts	295,105
Forward foreign currency exchange contracts	(59,174)
Translation of assets and liabilities in foreign currencies	(937)
Net unrealized gain (loss)	$76,120,889
Net realized and unrealized gain (loss)	$67,923,724
Change in net assets from operations	$141,052,364

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/20	1/31/19
Change in net assets

From operations
Net investment income (loss)	$73,128,640	$73,479,104
Net realized gain (loss)	(8,197,165)	(16,027,761)
Net unrealized gain (loss)	76,120,889	(43,875,576)
Change in net assets from operations	$141,052,364	$13,575,767
Total distributions to shareholders	$(76,696,590)	$(76,037,494)
Change in net assets from fund share transactions	$163,756,453	$(38,006,483)
Total change in net assets	$228,112,227	$(100,468,210)

Net assets
At beginning of period	1,476,545,379	1,577,013,589
At end of period	$1,704,657,606	$1,476,545,379

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.44	$3.42	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.16	$0.17	(c)	$0.18
Net realized and unrealized gain (loss)	0.15	(0.13)	0.02	0.32		(0.37)
Total from investment operations	$0.30	$0.02	$0.18	$0.49		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.16)	$(0.18)		$(0.19)
Net asset value, end of period (x)	$3.44	$3.30	$3.44	$3.42		$3.11
Total return (%) (r)(s)(t)(x)	9.24	0.68	5.47	16.18	(c)	(5.87)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.94	0.96	0.97	(c)	0.95
Expenses after expense reductions (f)	0.92	0.92	0.94	0.96	(c)	0.94
Net investment income (loss)	4.46	4.67	4.52	5.16	(c)	5.20
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$552,035	$489,120	$477,817	$514,238		$398,206

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.44	$3.43	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.13	$0.15	(c)	$0.15
Net realized and unrealized gain (loss)	0.15	(0.13)	0.02	0.33		(0.37)
Total from investment operations	$0.28	$0.00 (w)	$0.15	$0.48		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.14)	$(0.16)		$(0.16)
Net asset value, end of period (x)	$3.45	$3.30	$3.44	$3.43		$3.11
Total return (%) (r)(s)(t)(x)	8.74	(0.07)	4.39	15.65	(c)	(6.57)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.69	1.71	1.72	(c)	1.70
Expenses after expense reductions (f)	1.68	1.68	1.70	1.71	(c)	1.69
Net investment income (loss)	3.72	3.91	3.77	4.43	(c)	4.44
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$10,650	$13,361	$18,329	$21,515		$20,420

Class C	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.31	$3.44	$3.43	$3.12		$3.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.13	$0.15	(c)	$0.15
Net realized and unrealized gain (loss)	0.14	(0.12)	0.02	0.32		(0.37)
Total from investment operations	$0.27	$0.01	$0.15	$0.47		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.14)	$(0.16)		$(0.16)
Net asset value, end of period (x)	$3.45	$3.31	$3.44	$3.43		$3.12
Total return (%) (r)(s)(t)(x)	8.42	0.23	4.39	15.29	(c)	(6.55)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.69	1.70	1.72	(c)	1.70
Expenses after expense reductions (f)	1.68	1.68	1.70	1.71	(c)	1.69
Net investment income (loss)	3.72	3.91	3.77	4.41	(c)	4.42
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$27,415	$31,793	$57,509	$66,241		$57,442

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.29	$3.43	$3.42	$3.10		$3.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.16	$0.18	(c)	$0.19
Net realized and unrealized gain (loss)	0.15	(0.13)	0.02	0.33		(0.38)
Total from investment operations	$0.31	$0.03	$0.18	$0.51		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.17)	$(0.19)		$(0.19)
Net asset value, end of period (x)	$3.43	$3.29	$3.43	$3.42		$3.10
Total return (%) (r)(s)(t)(x)	9.52	0.92	5.43	16.83	(c)	(5.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.69	0.70	0.73	(c)	0.70
Expenses after expense reductions (f)	0.68	0.68	0.69	0.72	(c)	0.69
Net investment income (loss)	4.67	4.90	4.77	5.31	(c)	5.43
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$147,591	$89,637	$111,450	$122,732		$49,917

Class R1	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.44	$3.43	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.13	$0.15	(c)	$0.15
Net realized and unrealized gain (loss)	0.14	(0.13)	0.02	0.33		(0.37)
Total from investment operations	$0.27	$0.00 (w)	$0.15	$0.48		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.14)	$(0.16)		$(0.16)
Net asset value, end of period (x)	$3.44	$3.30	$3.44	$3.43		$3.11
Total return (%) (r)(s)(t)(x)	8.43	(0.07)	4.39	15.65	(c)	(6.58)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.69	1.70	1.72	(c)	1.70
Expenses after expense reductions (f)	1.68	1.68	1.70	1.71	(c)	1.70
Net investment income (loss)	3.71	3.92	3.76	4.43	(c)	4.44
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$963	$867	$1,029	$1,134		$1,007

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.43	$3.42	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.15	$0.16	(c)	$0.17
Net realized and unrealized gain (loss)	0.15	(0.13)	0.02	0.32		(0.37)
Total from investment operations	$0.29	$0.02	$0.17	$0.48		$(0.20)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.16)	$(0.17)		$(0.18)
Net asset value, end of period (x)	$3.44	$3.30	$3.43	$3.42		$3.11
Total return (%) (r)(s)(t)(x)	8.96	0.72	4.91	15.89	(c)	(6.11)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.19	1.21	1.22	(c)	1.20
Expenses after expense reductions (f)	1.18	1.18	1.20	1.21	(c)	1.20
Net investment income (loss)	4.21	4.42	4.27	4.88	(c)	4.94
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$15,270	$14,618	$15,702	$15,156		$2,618

Class R3	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.43	$3.42	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.16	$0.17	(c)	$0.18
Net realized and unrealized gain (loss)	0.15	(0.12)	0.01	0.32		(0.37)
Total from investment operations	$0.30	$0.03	$0.17	$0.49		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.16)	$(0.18)		$(0.19)
Net asset value, end of period (x)	$3.44	$3.30	$3.43	$3.42		$3.11
Total return (%) (r)(s)(t)(x)	9.23	0.98	5.17	16.17	(c)	(5.87)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.94	0.96	0.97	(c)	0.95
Expenses after expense reductions (f)	0.93	0.93	0.95	0.96	(c)	0.95
Net investment income (loss)	4.47	4.66	4.54	5.19	(c)	5.20
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$2,255	$2,193	$3,111	$6,369		$6,359

See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.43	$3.42	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.16	$0.18	(c)	$0.19
Net realized and unrealized gain (loss)	0.15	(0.12)	0.02	0.32		(0.38)
Total from investment operations	$0.31	$0.04	$0.18	$0.50		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.17)	$(0.19)		$(0.19)
Net asset value, end of period (x)	$3.44	$3.30	$3.43	$3.42		$3.11
Total return (%) (r)(s)(t)(x)	9.51	1.23	5.43	16.46	(c)	(5.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.69	0.71	0.72	(c)	0.70
Expenses after expense reductions (f)	0.68	0.68	0.70	0.72	(c)	0.70
Net investment income (loss)	4.68	4.91	4.78	5.40	(c)	5.44
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$796	$447	$312	$398		$300

Class R6	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.43	$3.42	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.17	$0.17	$0.18	(c)	$0.19
Net realized and unrealized gain (loss)	0.15	(0.13)	0.02	0.32		(0.37)
Total from investment operations	$0.31	$0.04	$0.19	$0.50		$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.18)	$(0.19)		$(0.20)
Net asset value, end of period (x)	$3.44	$3.30	$3.43	$3.42		$3.11
Total return (%) (r)(s)(t)(x)	9.63	1.33	5.54	16.58	(c)	(5.55)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.58	0.60	0.62	(c)	0.61
Expenses after expense reductions (f)	0.57	0.57	0.59	0.61	(c)	0.61
Net investment income (loss)	4.82	5.02	4.87	5.55	(c)	5.54
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$942,482	$829,451	$886,418	$791,825		$769,246

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.43	$3.42	$3.10		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.15	$0.17	(c)	$0.18
Net realized and unrealized gain (loss)	0.15	(0.12)	0.02	0.33		(0.39)
Total from investment operations	$0.30	$0.03	$0.17	$0.50		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.16)	$(0.18)		$(0.18)
Net asset value, end of period (x)	$3.44	$3.30	$3.43	$3.42		$3.10
Total return (%) (r)(s)(t)(x)	9.19	0.93	5.13	16.51	(c)	(6.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.99	1.05	1.07	(c)	1.05
Expenses after expense reductions (f)	0.97	0.97	0.99	1.00	(c)	0.98
Net investment income (loss)	4.42	4.62	4.47	5.13	(c)	5.16
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$3,922	$3,796	$3,816	$3,549		$2,925

Class 529B	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.43	$3.42	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.15	(c)	$0.15
Net realized and unrealized gain (loss)	0.15	(0.13)	0.02	0.32		(0.37)
Total from investment operations	$0.27	$0.00 (w)	$0.15	$0.47		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.14)	$(0.16)		$(0.16)
Net asset value, end of period (x)	$3.44	$3.30	$3.43	$3.42		$3.11
Total return (%) (r)(s)(t)(x)	8.38	0.17	4.34	15.26	(c)	(6.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.80	1.82	(c)	1.80
Expenses after expense reductions (f)	1.73	1.73	1.75	1.76	(c)	1.75
Net investment income (loss)	3.67	3.86	3.72	4.38	(c)	4.40
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$210	$259	$301	$355		$308

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$3.30	$3.44	$3.43	$3.11		$3.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.15	(c)	$0.15
Net realized and unrealized gain (loss)	0.16	(0.14)	0.02	0.33		(0.37)
Total from investment operations	$0.28	$(0.01)	$0.15	$0.48		$(0.22)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.14)	$(0.16)		$(0.16)
Net asset value, end of period (x)	$3.45	$3.30	$3.44	$3.43		$3.11
Total return (%) (r)(s)(t)(x)	8.69	(0.12)	4.34	15.60	(c)	(6.62)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.74	1.80	1.82	(c)	1.80
Expenses after expense reductions (f)	1.73	1.73	1.74	1.76	(c)	1.75
Net investment income (loss)	3.66	3.86	3.72	4.37	(c)	4.38
Portfolio turnover	58	44	54	43		36
Net assets at end of period (000 omitted)	$1,068	$1,003	$1,221	$1,360		$1,257

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

37

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by

38

Notes to Financial Statements – continued

events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

39

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$41,524,232	$284	$1,720,550	$43,245,066
Mexico	—	655,932	—	655,932
Municipal Bonds	—	2,170,350	—	2,170,350
U.S. Corporate Bonds	—	1,339,679,815	—	1,339,679,815
Asset-Backed Securities (including CDOs)	—	316	—	316
Foreign Bonds	—	222,955,856	—	222,955,856
Floating Rate Loans	—	24,226,001	—	24,226,001
Mutual Funds	60,805,203	—	—	60,805,203
Total	$102,329,435	$1,589,688,554	$1,720,550	$1,693,738,539

Other Financial Instruments
Futures Contracts – Liabilities	$(394,073)	$—	$—	$(394,073)
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,127)	—	(3,127)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/19	$2,890,615
Change in unrealized appreciation or depreciation	(1,170,065)
Balance as of 1/31/20	$1,720,550

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2020 is $(1,170,065). At January 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

40

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(394,073)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	(3,127)
Total		$(397,200)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(2,288,758)	$—
Foreign Exchange	—	711,639
Total	$(2,288,758)	$711,639

41

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$295,105	$—
Foreign Exchange	—	(59,174)
Total	$295,105	$(59,174)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency

42

Notes to Financial Statements – continued

exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing

43

Notes to Financial Statements – continued

commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

44

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/20	Year ended 1/31/19
Ordinary income (including any short-term capital gains)	$76,696,590	$76,037,494

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/20

Cost of investments	$1,661,673,743
Gross appreciation	48,260,429

Gross depreciation	(16,592,833)
Net unrealized appreciation (depreciation)	$31,667,596

Undistributed ordinary income	6,353,566
Capital loss carryforwards	(86,985,140)
Other temporary differences	(6,398,152)

As of January 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(2,626,514)
Long-Term	(84,358,626)
Total	$(86,985,140)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized

45

Notes to Financial Statements – continued

gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 1/31/20	Year ended 1/31/19
Class A	$24,136,773	$22,915,886
Class B	484,312	623,822
Class C	1,179,719	1,546,121
Class I	5,230,527	4,999,884
Class R1	35,896	41,068
Class R2	669,055	669,917
Class R3	107,984	141,128
Class R4	27,236	20,345
Class R6	44,591,346	44,836,278
Class 529A	182,974	188,159
Class 529B	9,866	12,319
Class 529C	40,902	42,567
Total	$76,696,590	$76,037,494

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.4 billion	0.46%
In excess of $1.4 billion and up to $3 billion	0.44%
In excess of $3 billion	0.42%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2020, this management fee reduction amounted to $154,038, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $47,953 and $497 for the year ended January 31, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

46

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,287,552
Class B	0.75%	0.25%	1.00%	1.00%	121,963
Class C	0.75%	0.25%	1.00%	1.00%	297,409
Class R1	0.75%	0.25%	1.00%	1.00%	9,112
Class R2	0.25%	0.25%	0.50%	0.50%	75,274
Class R3	—	0.25%	0.25%	0.25%	5,743
Class 529A	—	0.25%	0.25%	0.24%	9,824
Class 529B	0.75%	0.25%	1.00%	1.00%	2,520
Class 529C	0.75%	0.25%	1.00%	1.00%	10,499
Total Distribution and Service Fees					$1,819,896

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2020, this rebate amounted to $33,199, $207, $103, $8, $503, $2, and $19 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2020, were as follows:

Amount
Class A	$6,935
Class B	16,553
Class C	1,605
Class 529B	—
Class 529C	5

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through

47

Notes to Financial Statements – continued

which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2020, were as follows:

Fee
Class 529A	$1,965
Class 529B	126
Class 529C	525
Total Program Manager Fees	$2,616

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2020, the fee was $174,464, which equated to 0.0111% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $879,586.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended January 31, 2020, these costs for the fund amounted to $696,146 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

48

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,202 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $5,458 at January 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended January 31, 2020, the fee paid by the fund under this agreement was $1,583 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended January 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $1,030,824,097 and $856,489,132, respectively.

49

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	33,232,021	$112,887,472	32,383,337	$107,329,012
Class B	164,688	554,735	413,653	1,369,873
Class C	1,058,131	3,599,340	1,745,419	5,763,332
Class I	28,727,515	97,783,765	12,237,985	40,484,964
Class R1	32,395	110,210	59,740	199,223
Class R2	1,102,989	3,734,884	1,213,513	4,029,580
Class R3	231,027	780,233	213,553	719,855
Class R4	97,890	335,048	94,173	313,271
Class R6	21,840,188	74,285,597	15,136,909	50,332,454
Class 529A	170,137	578,265	226,412	755,795
Class 529B	8,796	29,670	19,908	67,368
Class 529C	43,970	149,295	48,242	161,025
	86,709,747	$294,828,514	63,792,844	$211,525,752

Shares issued to shareholders in reinvestment of distributions
Class A	6,741,358	$22,892,466	6,491,193	$21,493,695
Class B	134,196	455,881	177,035	587,710
Class C	315,864	1,074,644	414,932	1,381,226
Class I	1,344,059	4,556,912	1,280,777	4,237,911
Class R1	10,552	35,835	12,373	41,013
Class R2	196,800	667,772	200,870	665,082
Class R3	31,859	107,977	42,576	141,124
Class R4	8,004	27,236	6,148	20,344
Class R6	13,001,311	44,127,685	13,391,447	44,356,065
Class 529A	53,689	182,100	56,564	187,242
Class 529B	2,888	9,793	3,683	12,212
Class 529C	12,002	40,788	12,746	42,292
	21,852,582	$74,179,089	22,090,344	$73,165,916

50

Notes to Financial Statements – continued

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(27,780,299)	$(94,087,729)	(29,794,185)	$(98,787,216)
Class B	(1,251,546)	(4,252,980)	(1,877,615)	(6,248,277)
Class C	(3,036,207)	(10,328,497)	(9,253,012)	(31,014,318)
Class I	(14,311,352)	(48,377,596)	(18,820,134)	(62,241,245)
Class R1	(25,774)	(87,211)	(108,895)	(362,083)
Class R2	(1,292,195)	(4,378,813)	(1,556,761)	(5,183,292)
Class R3	(271,999)	(921,589)	(497,854)	(1,645,850)
Class R4	(10,004)	(33,829)	(55,833)	(185,443)
Class R6	(12,309,974)	(41,715,652)	(35,306,806)	(115,740,555)
Class 529A	(234,386)	(798,576)	(243,979)	(806,119)
Class 529B	(29,313)	(99,825)	(32,590)	(107,933)
Class 529C	(49,584)	(168,853)	(112,553)	(375,820)
	(60,602,633)	$(205,251,150)	(97,660,217)	$(322,698,151)

Net change
Class A	12,193,080	$41,692,209	9,080,345	$30,035,491
Class B	(952,662)	(3,242,364)	(1,286,927)	(4,290,694)
Class C	(1,662,212)	(5,654,513)	(7,092,661)	(23,869,760)
Class I	15,760,222	53,963,081	(5,301,372)	(17,518,370)
Class R1	17,173	58,834	(36,782)	(121,847)
Class R2	7,594	23,843	(142,378)	(488,630)
Class R3	(9,113)	(33,379)	(241,725)	(784,871)
Class R4	95,890	328,455	44,488	148,172
Class R6	22,531,525	76,697,630	(6,778,450)	(21,052,036)
Class 529A	(10,560)	(38,211)	38,997	136,918
Class 529B	(17,629)	(60,362)	(8,999)	(28,353)
Class 529C	6,388	21,230	(51,565)	(172,503)
	47,959,696	$163,756,453	(11,777,029)	$(38,006,483)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 17%, 15%, 9%, 2%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

51

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2020, the fund’s commitment fee and interest expense were $8,734 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$73,476,944	$448,302,824	$460,985,806	$1,892	$9,349	$60,805,203

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,640,522	$—

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (the “Fund”), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by

53

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

54

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

57

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud

59

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.

60

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2020

MFS® High Yield Pooled Portfolio

HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, impacting over 100 countries. The global pandemic prompted many governments to take drastic action to arrest the spread of the virus, such as quarantines, school and business closures and prohibitions on large public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and expectations of falling global economic growth.

The situation remains uncertain given that countries differ in terms of the way they are responding to the outbreak and the resources they have at their disposal to fight it. From a market perspective, global central banks have taken aggressive, coordinated steps to cushion the economic impact of the fallout related to the virus, and governments are undertaking considerable fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

March 18, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.7%
Medical & Health Technology & Services	7.2%
Building	5.0%
Wireless Communications	4.9%
Gaming & Lodging	4.7%

Composition including fixed income credit quality (a)(i)
BBB	1.6%
BB	50.4%
B	32.8%
CCC	10.4%
CC	0.1%
C	0.1%
Not Rated	(2.3)%
Non-Fixed Income	2.7%
Cash & Cash Equivalents	1.8%
Other	2.4%

Portfolio facts (i)
Average Duration (d)	2.7
Average Effective Maturity (m)	3.5 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of January 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2020, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of 10.29%, at net asset value. This compares with a return of 9.40% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period, although an outbreak of coronavirus emanating from central China contributed to a bout of volatility at period’s end. Markets had anticipated that dissipating headwinds would lead to a rebound in global growth and trade in early 2020, but supply chain disruptions linked to the virus are now calling that assumption into question.

The headwinds from trade and geopolitical uncertainty, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019, and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank having unveiled a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut interest rates several times in recent months, while China began to loosen policy late in the period.

The more dovish Fed in 2019 helped improve conditions in emerging markets. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period along with easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), which contributed to an increased dispersion in performance among sovereign fixed income assets.

Contributors to Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s underweight exposure to “CCC” rated (r) securities, most notably within both the energy and capital goods sectors, contributed to performance.

4

Management Review – continued

Favorable bond selection within “B” rated securities, particularly within both the energy and basic industry sectors, also benefited relative results.

Top individual contributors for the reporting period included the fund’s overweight exposures to cable service provider Altice (communications), renewable electricity company Clearway Energy Operating (electric) and petroleum product distributor Parkland Fuel (energy).

Detractors from Performance

During the reporting period, the fund’s shorter relative duration (d) stance detracted from performance as interest rates generally declined over the reporting period. Bond selection within the communications sector, and a lesser exposure to the finance sector, further weighed on relative returns.

Top individual detractors during the reporting period included the fund’s overweight exposures to independent exploration and production companies Alta Mesa Holdings (h) (energy) and investment services provider Northwest Acquisitions ULC/Dominion Finco (basic industry).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/20

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 1/31/20

Average annual without sales charge

Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	10.29%	5.92%	5.55%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	9.40%	6.01%	5.49%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%. BLOOMBERG® is a trademark and service

6

Performance Summary – continued

mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2019 through January 31, 2020

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2019 through January 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/19	Ending Account Value 1/31/20	Expenses Paid During Period (p) 8/01/19-1/31/20
Actual	0.02%	$1,000.00	$1,040.48	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

PORTFOLIO OF INVESTMENTS

1/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 92.6%
Aerospace - 2.5%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$3,530,000	$3,393,212
Bombardier, Inc., 7.875%, 4/15/2027 (n)	1,560,000	1,478,022
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	2,350,000	2,496,875
Moog, Inc., 4.25%, 12/15/2027 (n)	4,785,000	4,905,343
TransDigm, Inc., 6.5%, 7/15/2024	2,085,000	2,150,156
TransDigm, Inc., 6.25%, 3/15/2026 (n)	2,812,000	3,032,742
TransDigm, Inc., 6.375%, 6/15/2026	1,940,000	2,046,700
TransDigm, Inc., 5.5%, 11/15/2027 (n)	2,690,000	2,706,544

		$22,209,594
Automotive - 2.3%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)	$705,000	$664,463
Allison Transmission, Inc., 5%, 10/01/2024 (n)	7,784,000	7,930,106
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	360,000	393,014
Dana, Inc., 5.375%, 11/15/2027	1,206,000	1,243,687
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	3,470,000	3,682,190
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	2,765,000	2,836,420
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	3,635,000	3,907,625

		$20,657,505
Broadcasting - 3.6%
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027 (n)	$2,325,000	$2,173,875
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	1,515,000	1,636,200
iHeartCommunications, Inc., 8.375%, 5/01/2027	1,630,000	1,772,609
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	695,000	724,538
Lions Gate Capital Holding Co., 5.875%, 11/01/2024	935,000	913,962
Match Group, Inc., 6.375%, 6/01/2024	3,480,000	3,645,300
Match Group, Inc., 5%, 12/15/2027 (n)	2,390,000	2,509,500
National CineMedia LLC, 5.875%, 4/15/2028 (n)	1,845,000	1,926,743
Netflix, Inc., 5.875%, 2/15/2025	3,825,000	4,288,781
Netflix, Inc., 5.875%, 11/15/2028	2,700,000	3,040,605
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	3,205,000	3,370,923
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (n)	700,000	721,000
WMG Acquisition Corp., 5%, 8/01/2023 (n)	705,000	719,100
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)	3,475,000	3,579,250
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)	815,000	857,787

		$31,880,173

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 0.5%
AG Issuer LLC, 6.25%, 3/01/2028	$230,000	$230,000
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	4,530,000	4,609,275

		$4,839,275
Building - 4.9%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$4,170,000	$4,388,925
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	4,285,000	4,320,308
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	2,955,000	2,939,338
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)	1,280,000	1,315,200
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	1,145,000	1,193,663
Core & Main LP, 6.125%, 8/15/2025 (n)	2,170,000	2,229,393
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	1,700,000	1,782,875
HD Supply, Inc., 5.375%, 10/15/2026 (n)	3,755,000	3,980,300
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)	1,890,000	1,946,700
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)	1,915,000	1,995,813
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	1,480,000	1,550,300
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	2,709,000	2,830,905
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	1,515,000	1,647,563
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	2,358,000	2,299,050
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	1,815,000	1,864,913
Standard Industries, Inc., 6%, 10/15/2025 (n)	3,615,000	3,773,156
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	3,690,000	3,726,900

		$43,785,302
Business Services - 2.6%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$3,060,000	$3,197,700
CDK Global, Inc., 4.875%, 6/01/2027	3,430,000	3,597,916
CDK Global, Inc., 5.25%, 5/15/2029 (n)	1,165,000	1,246,550
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	1,860,000	1,915,800
MSCI, Inc., 5.75%, 8/15/2025 (n)	2,205,000	2,300,807
MSCI, Inc., 4.75%, 8/01/2026 (n)	6,685,000	7,002,537
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	1,160,000	1,292,008
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	2,140,000	2,327,250

		$22,880,568
Cable TV - 8.5%
Altice Financing S.A., 7.5%, 5/15/2026 (n)	$1,295,000	$1,383,966
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	254,000	259,398
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	940,000	970,550
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	7,990,000	8,384,227

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	$5,820,000	$6,131,719
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	3,840,000	3,948,000
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	3,020,000	3,164,069
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	9,660,000	10,251,675
DISH DBS Corp., 5.875%, 11/15/2024	2,990,000	3,025,671
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)	1,670,000	851,700
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	4,360,000	3,498,900
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	2,280,000	2,411,191
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)	5,925,000	6,143,484
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)	1,775,000	1,910,166
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	1,370,000	1,381,988
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,355,000	1,397,479
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	3,200,000	3,392,000
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)	2,440,000	2,555,900
Videotron Ltd., 5.375%, 6/15/2024 (n)	730,000	788,400
Videotron Ltd., 5.125%, 4/15/2027 (n)	6,130,000	6,422,432
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	430,000	442,900
Virgin Media Secured Finance PLC, 5.5%, 5/15/2029 (n)	2,375,000	2,499,687
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	4,240,000	4,361,900

		$75,577,402
Chemicals - 1.4%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$3,465,000	$3,568,950
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	2,628,000	2,605,005
Element Solutions, Inc., 5.875%, 12/01/2025 (n)	1,175,000	1,214,504
SPCM S.A., 4.875%, 9/15/2025 (n)	3,240,000	3,345,300
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)	1,755,000	1,820,812

		$12,554,571
Computer Software - 1.0%
PTC, Inc., 3.625%, 2/15/2025 (n)	$2,200,000	$2,219,250
PTC, Inc., 4%, 2/15/2028 (n)	465,000	469,650
VeriSign, Inc., 5.25%, 4/01/2025	3,730,000	4,106,730
VeriSign, Inc., 4.75%, 7/15/2027	1,665,000	1,756,575

		$8,552,205
Computer Software - Systems - 2.3%
CDW LLC/CDW Finance Corp., 4.25%, 4/01/2028	$1,695,000	$1,764,919
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	5,206,000	5,739,615
Fair Isaac Corp., 4%, 6/15/2028 (n)	1,086,000	1,105,005
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	2,400,000	2,478,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - continued
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	$4,635,000	$4,716,112
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	4,435,000	4,691,343

		$20,494,994
Conglomerates - 3.6%
Amsted Industries Co., 5.625%, 7/01/2027 (n)	$3,350,000	$3,561,234
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	4,580,000	4,854,800
CFX Escrow Corp., 6.375%, 2/15/2026 (n)	2,355,000	2,528,681
EnerSys, 5%, 4/30/2023 (n)	3,855,000	4,057,387
EnerSys, 4.375%, 12/15/2027 (n)	700,000	698,250
Gates Global LLC, 6.25%, 1/15/2026 (n)	2,790,000	2,866,307
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)	1,195,000	1,251,763
MTS Systems Corp., 5.75%, 8/15/2027 (n)	2,855,000	2,997,750
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	2,610,000	2,857,950
TriMas Corp., 4.875%, 10/15/2025 (n)	5,765,000	5,909,125

		$31,583,247
Construction - 1.2%
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	$3,380,000	$3,599,700
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	1,210,000	1,264,450
Toll Brothers Finance Corp., 4.875%, 11/15/2025	1,990,000	2,176,563
Toll Brothers Finance Corp., 4.35%, 2/15/2028	3,465,000	3,646,912

		$10,687,625
Consumer Products - 1.2%
Coty, Inc., 6.5%, 4/15/2026 (n)	$1,690,000	$1,761,825
Energizer Holdings, Inc., 6.375%, 7/15/2026 (n)	3,325,000	3,541,291
Mattel, Inc., 6.75%, 12/31/2025 (n)	1,515,000	1,624,838
Mattel, Inc., 5.875%, 12/15/2027 (n)	2,545,000	2,675,177
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	1,420,000	1,483,900

		$11,087,031
Consumer Services - 2.1%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	$2,065,000	$2,204,387
Carriage Services, Inc., 6.625%, 6/01/2026 (n)	1,866,000	1,987,290
Cimpress N.V., 7%, 6/15/2026 (n)	2,920,000	3,085,871
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	2,200,000	2,404,941
Garda World Security Corp., 4.625%, 2/15/2027 (n)	930,000	920,561
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	1,267,000	1,352,522
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)	1,350,000	1,456,312
Photo Holdings Merger Sub, Inc., 8.5%, 10/01/2026 (n)	465,000	434,775
Realogy Group LLC, 9.375%, 4/01/2027 (n)	2,395,000	2,484,453
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	2,580,000	2,666,353

		$18,997,465

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - 3.0%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$2,970,000	$3,066,228
Crown American LLC, 4.5%, 1/15/2023	2,872,000	3,019,714
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	4,105,000	4,279,462
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	1,695,000	1,756,613
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	2,605,000	2,614,769
Reynolds Group, 5.75%, 10/15/2020	1,599,028	1,602,705
Reynolds Group, 5.125%, 7/15/2023 (n)	2,080,000	2,122,661
Reynolds Group, 7%, 7/15/2024 (n)	775,000	800,188
Silgan Holdings, Inc., 4.75%, 3/15/2025	3,280,000	3,345,600
Silgan Holdings, Inc., 4.125%, 2/01/2028 (n)	1,364,000	1,355,816
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	2,465,000	2,711,500

		$26,675,256
Electrical Equipment - 0.4%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$1,810,000	$1,733,075
CommScope Technologies LLC, 5%, 3/15/2027 (n)	1,545,000	1,402,088

		$3,135,163
Electronics - 1.7%
Entegris, Inc., 4.625%, 2/10/2026 (n)	$3,410,000	$3,520,825
Qorvo, Inc., 5.5%, 7/15/2026	2,470,000	2,612,025
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,215,000	2,447,575
Sensata Technologies B.V., 5%, 10/01/2025 (n)	4,790,000	5,185,175
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	935,000	947,669

		$14,713,269
Energy - Independent - 2.7%
Callon Petroleum Co., 6.375%, 7/01/2026	$2,155,000	$2,036,475
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	818,500	835,091
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	2,780,000	2,804,659
Highpoint Operating Corp., 7%, 10/15/2022	815,000	773,745
Hilcorp Energy I/Hilcorp Finance Co., 5.75%, 10/01/2025 (n)	582,400	526,589
Jagged Peak Energy LLC, 5.875%, 5/01/2026	2,195,000	2,260,850
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	2,020,000	2,085,650
Matador Resources Co., 5.875%, 9/15/2026	935,000	915,178
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	2,250,000	2,368,125
QEP Resources, Inc., 5.625%, 3/01/2026	1,052,400	939,214
Range Resources Corp., 4.875%, 5/15/2025	1,427,400	1,113,372
Sanchez Energy Corp., 6.125%, 1/15/2023 (a)(d)	2,180,000	107,910
SM Energy Co., 6.75%, 9/15/2026	2,155,000	1,956,858
Southwestern Energy Co., 6.2%, 1/23/2025	1,067,400	888,610

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Southwestern Energy Co., 7.5%, 4/01/2026	$698,900	$583,372
WPX Energy, Inc., 5.75%, 6/01/2026	3,260,000	3,414,850

		$23,610,548
Entertainment - 1.4%
Live Nation Entertainment, Inc., 4.875%, 11/01/2024 (n)	$1,165,000	$1,204,144
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	4,825,000	5,138,625
Live Nation Entertainment, Inc., 4.75%, 10/15/2027 (n)	675,000	694,440
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	5,555,000	5,673,044

		$12,710,253
Financial Institutions - 3.0%
Avation Capital S.A., 6.5%, 5/15/2021 (n)	$1,120,000	$1,156,400
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	1,915,000	2,083,654
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,524,000	1,604,696
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	2,375,000	2,481,875
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (p)	5,508,000	5,634,959
Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023 (n)	2,810,000	2,971,575
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	1,165,000	1,185,586
OneMain Financial Corp., 6.875%, 3/15/2025	1,890,000	2,130,975
OneMain Financial Corp., 7.125%, 3/15/2026	2,040,000	2,340,594
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	3,400,000	3,755,640
Springleaf Finance Corp., 5.375%, 11/15/2029	965,000	1,003,503

		$26,349,457
Food & Beverages - 2.9%
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	$3,110,000	$3,226,625
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	4,900,000	5,426,750
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	2,313,000	2,370,825
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	4,150,000	4,357,500
Performance Food Group Co., 5.5%, 10/15/2027 (n)	2,445,000	2,573,362
Pilgrim’s Pride Corp., 5.75%, 3/15/2025 (n)	980,000	1,006,950
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	2,540,000	2,694,178
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	3,825,000	3,911,560

		$25,567,750
Gaming & Lodging - 4.6%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$2,945,000	$2,989,175
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	1,755,000	1,927,797
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,320,000	2,597,992
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	1,790,000	2,031,113
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	4,550,000	4,764,760
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	3,745,000	3,829,262

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
Scientific Games Corp., 8.25%, 3/15/2026 (n)	$2,820,000	$3,059,700
Scientific Games International, Inc., 7%, 5/15/2028 (n)	1,165,000	1,229,413
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	4,060,000	4,166,900
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	1,965,000	1,974,825
VICI Properties LP, REIT, 4.625%, 12/01/2029 (n)	965,000	1,008,425
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	6,405,000	6,701,231
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	2,535,000	2,642,737
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	2,265,000	2,349,938

		$41,273,268
Insurance - Health - 0.8%
Centene Corp., 6.125%, 2/15/2024	$1,890,000	$1,951,425
Centene Corp., 5.375%, 6/01/2026 (n)	2,995,000	3,185,931
Centene Corp., 4.25%, 12/15/2027 (n)	1,675,000	1,746,188

		$6,883,544
Insurance - Property & Casualty - 0.7%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$2,300,000	$2,426,500
Hub International Ltd., 7%, 5/01/2026 (n)	3,845,000	3,989,188

		$6,415,688
Major Banks - 1.2%
Barclays PLC, 7.875%, 12/29/2049	$2,620,000	$2,836,150
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)	2,470,000	2,800,362
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049	4,115,000	4,611,368

		$10,247,880
Medical & Health Technology & Services - 6.9%
Avantor, Inc., 9%, 10/01/2025 (n)	$4,805,000	$5,310,486
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	1,200,000	1,236,666
Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	1,860,000	1,878,935
DaVita, Inc., 5%, 5/01/2025	3,195,000	3,272,095
Encompass Health Corp., 5.75%, 9/15/2025	1,660,000	1,726,400
HCA, Inc., 7.5%, 2/15/2022	2,050,000	2,250,265
HCA, Inc., 5.375%, 2/01/2025	8,285,000	9,259,316
HCA, Inc., 5.875%, 2/15/2026	4,455,000	5,117,681
HCA, Inc., 5.625%, 9/01/2028	740,000	857,475
HealthSouth Corp., 5.125%, 3/15/2023	2,925,000	2,968,875
HealthSouth Corp., 5.75%, 11/01/2024	637,000	644,791
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	1,675,000	1,721,063
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,078,000	3,220,357

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	$5,550,000	$5,855,472
MPH Acquisition Holdings LLC, 7.125%, 6/01/2024 (n)	2,095,000	2,029,259
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (p)	1,210,000	1,125,316
Radiology Partners, Inc., 9.25%, 2/01/2028 (n)	585,000	608,400
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	3,250,000	3,627,812
Team Health Holdings, Inc., 6.375%, 2/01/2025 (n)	680,000	399,520
Tenet Healthcare Corp., 4.875%, 1/01/2026 (n)	3,065,000	3,178,022
Tenet Healthcare Corp., 5.125%, 11/01/2027 (n)	2,330,000	2,452,325
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	2,490,000	2,452,650

		$61,193,181
Medical Equipment - 1.1%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$3,505,000	$3,583,863
Teleflex, Inc., 4.875%, 6/01/2026	1,670,000	1,740,975
Teleflex, Inc., 4.625%, 11/15/2027	4,110,000	4,325,775

		$9,650,613
Metals & Mining - 3.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$1,595,000	$1,654,812
Cleveland-Cliffs, Inc., 5.875%, 6/01/2027 (n)	1,645,000	1,517,513
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	2,570,000	2,752,547
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)	465,000	448,725
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	2,375,000	2,446,250
Freeport-McMoRan, Inc., 5%, 9/01/2027	2,605,000	2,696,305
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	2,215,000	2,347,900
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	1,630,000	1,672,576
Harsco Corp., 5.75%, 7/31/2027 (n)	1,750,000	1,789,375
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	4,540,000	4,630,800
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	2,510,000	2,020,550
Novelis Corp., 5.875%, 9/30/2026 (n)	4,085,000	4,330,100
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	597,000	364,170
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	995,000	955,200
TMS International Corp., 7.25%, 8/15/2025 (n)	2,755,000	2,603,475

		$32,230,298
Midstream - 2.4%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$6,385,000	$6,576,550
Cheniere Energy, Inc., 4.5%, 10/01/2029 (n)	1,389,000	1,413,308
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	700,000	680,750

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	$2,207,200	$2,107,611
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	3,025,000	3,051,469
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	2,790,000	2,873,700
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	3,175,000	3,294,062
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,630,000	1,795,200

		$21,792,650
Municipals - 0.1%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$1,120,000	$1,146,600

Network & Telecom – 0.4%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)	$1,495,000	$1,605,256
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	1,780,000	1,817,647

		$3,422,903
Oil Services - 0.6%
Apergy Corp., 6.375%, 5/01/2026	$2,375,000	$2,495,187
Diamond Offshore Drill Co., 5.7%, 10/15/2039	2,120,000	1,134,200
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	1,630,000	1,528,125

		$5,157,512
Oils - 1.1%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$4,670,000	$4,915,175
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	2,725,000	2,894,168
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028 (n)	1,630,000	1,666,838

		$9,476,181
Pharmaceuticals - 1.6%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)	$1,139,000	$1,141,848
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	7,170,000	7,375,205
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	700,000	708,750
Eagle Holding Co. II LLC, 7.625%, 5/15/2022 (n)	2,250,000	2,272,500
Eagle Holding Co. II LLC, 7.75%, 5/15/2022 (n)	700,000	707,000
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	2,205,000	1,642,725

		$13,848,028

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pollution Control - 0.7%
Covanta Holding Corp., 5.875%, 3/01/2024	$2,160,000	$2,197,800
Covanta Holding Corp., 6%, 1/01/2027	705,000	730,877
GFL Environmental, Inc., 7%, 6/01/2026 (n)	1,590,000	1,657,098
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	1,890,000	2,060,100

		$6,645,875
Printing & Publishing - 0.6%
Meredith Corp., 6.875%, 2/01/2026	$1,865,000	$1,919,281
Nielsen Co. Lux S.à r.l., 5%, 2/01/2025 (n)	720,000	732,686
Nielsen Finance LLC, 5%, 4/15/2022 (n)	2,719,000	2,722,399

		$5,374,366
Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$2,265,000	$2,375,419
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	2,575,000	2,706,840

		$5,082,259
Real Estate - Other - 1.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/01/2027 (n)	$3,280,000	$3,273,473
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	1,845,000	1,877,287
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	4,109,000	4,273,360

		$9,424,120
Restaurants - 1.3%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$2,870,000	$2,949,499
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	6,520,000	6,829,700
Yum! Brands, Inc., 4.75%, 1/15/2030 (n)	1,840,000	1,966,500

		$11,745,699
Retailers - 1.0%
DriveTime Automotive Group, Inc., 8%, 6/01/2021 (n)	$2,630,000	$2,662,875
EG Global Finance PLC, 6.75%, 2/07/2025 (n)	1,350,000	1,366,875
EG Global Finance PLC, 8.5%, 10/30/2025 (n)	1,185,000	1,256,100
L Brands, Inc., 5.25%, 2/01/2028	2,770,000	2,749,225
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025	1,180,000	1,221,300

		$9,256,375
Specialty Chemicals - 0.5%
Koppers, Inc., 6%, 2/15/2025 (n)	$1,844,000	$1,889,178
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	2,456,000	2,548,100

		$4,437,278

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Stores - 0.6%
Penske Automotive Group Co., 5.375%, 12/01/2024	$2,070,000	$2,124,337
Penske Automotive Group Co., 5.5%, 5/15/2026	1,755,000	1,816,513
PetSmart, Inc., 7.125%, 3/15/2023 (n)	700,000	697,375
PetSmart, Inc., 8.875%, 6/01/2025 (n)	700,000	719,250

		$5,357,475
Supermarkets - 0.7%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024	$1,137,000	$1,182,480
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	1,865,000	1,930,312
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	3,350,000	3,396,498
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	165,000	176,138

		$6,685,428
Telecommunications - Wireless - 4.9%
Altice France S.A., 7.375%, 5/01/2026 (n)	$3,815,000	$4,063,280
Altice France S.A., 8.125%, 2/01/2027 (n)	3,150,000	3,520,125
Altice France S.A., 5.5%, 1/15/2028 (n)	930,000	949,781
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	889,000	924,293
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	1,125,000	1,116,563
SBA Communications Corp., 4%, 10/01/2022	3,990,000	4,059,825
SBA Communications Corp., 4.875%, 9/01/2024	4,280,000	4,424,450
SBA Communications Corp., 3.875%, 2/15/2027 (n)	855,000	866,756
Sprint Capital Corp., 6.875%, 11/15/2028	1,265,000	1,287,138
Sprint Corp., 7.875%, 9/15/2023	4,070,000	4,323,927
Sprint Corp., 7.125%, 6/15/2024	4,250,000	4,389,613
T-Mobile USA, Inc., 6.5%, 1/15/2024	1,765,000	1,811,331
T-Mobile USA, Inc., 5.125%, 4/15/2025	2,180,000	2,244,986
T-Mobile USA, Inc., 6.5%, 1/15/2026	2,020,000	2,154,229
T-Mobile USA, Inc., 5.375%, 4/15/2027	4,995,000	5,332,162
Ypso Finance BIS S.A., 6%, 2/15/2028 (n)	1,785,000	1,768,346

		$43,236,805
Tobacco - 0.1%
Vector Group Ltd., 10.5%, 11/01/2026 (n)	$1,165,000	$1,214,513

Utilities - Electric Power - 2.6%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$6,500,000	$6,831,500
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,105,000	1,136,879
Drax Finco PLC, 6.625%, 11/01/2025 (n)	2,260,000	2,391,035
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	4,260,000	4,435,725
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	1,355,000	1,413,069
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	2,107,000	2,197,011
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	940,000	979,950
Terraform Power Operating Co., 5%, 1/31/2028 (n)	3,485,000	3,763,800

		$23,148,969
Total Bonds (Identified Cost, $799,472,437)		$822,896,161

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - 2.7%
Construction - 0.0%
ICA Tenedora S.A. de C.V. (a)	258,532	$487,910

Oil Services - 0.2%
LTRI Holdings LP (a)(u)	3,300	$1,747,020

Special Products & Services - 2.5%
iShares iBoxx $ High Yield Corporate Bond ETF	251,600	$22,022,548
Total Common Stocks (Identified Cost, $23,744,732)		$24,257,478

Floating Rate Loans (r) - 1.5%
Broadcasting - 0.3%
Iheartcommunications, Inc., Term Loan, 5.78%, 5/01/2026	$648,386	$649,467
Nexstar Broadcasting, Inc., Term Loan B, 4.531%, 9/18/2026	790,020	793,476
WMG Acquisition Corp., Term Loan F, 3.77%, 11/01/2023 (o)	1,454,000	1,459,655

		$2,902,598
Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 4.176%, 4/15/2027	$792,000	$794,227

Chemicals - 0.1%
Axalta Coating Systems LLC, Term Loan B3, 3.694%, 6/01/2024 (o)	$659,327	$658,640
Element Solutions, Inc., Term Loan B1, 3.645%, 1/31/2026 (o)	790,020	792,736

		$1,451,376
Computer Software - Systems - 0.3%
Sabre GLBL, Inc., Term Loan B, 3.645%, 2/22/2024	$1,579,969	$1,583,919
SS&C Technologies, Inc., Term Loan B5, 3.395%, 4/16/2025	789,984	790,725

		$2,374,644
Conglomerates - 0.2%
Gates Global LLC, Term Loan B2, 4.395%, 3/31/2024	$1,568,030	$1,562,150

Food & Beverages - 0.1%
U.S. Foods Holding Corp., Term Loan B, 3.549%, 6/27/2023	$653,535	$655,271

Medical & Health Technology & Services - 0.2%
DaVita Healthcare Partners, Inc., Term Loan B, 3.895%, 8/12/2026	$790,020	$791,854
Jaguar Holding Co. I, Term Loan, 4.145%, 8/18/2022 (o)	789,932	789,368

		$1,581,222
Pharmaceuticals - 0.1%
Bausch Health Companies, Inc., Term Loan B, 4.419%, 11/27/2025	$769,372	$771,844

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (r) - continued
Printing & Publishing - 0.1%
Nielsen Finance LLC (VNU, Inc.), Term Loan B4, 3.699%, 10/04/2023	$789,969	$790,533
Total Floating Rate Loans (Identified Cost, $12,835,244)		$12,883,865

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	2,021	$253
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	2,021	20
Total Warrants (Identified Cost, $0)				$273

Investment Companies (h) - 2.6%
Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 1.62% (v) (Identified Cost, $23,283,575)			23,283,798	$23,286,126

Other Assets, Less Liabilities - 0.6%				5,706,740
Net Assets - 100.0%				$889,030,643

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $23,286,126 and $860,037,777, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $580,172,633, representing 65.3% of net assets.

(o)

All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

21

Portfolio of Investments – continued

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
EUR	381,174	USD	424,875	HSBC Bank	2/28/2020	$(1,533)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	175	$21,056,055	March - 2020	$(212,189)

At January 31, 2020, the fund had cash collateral of $122,500 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

22

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $836,052,413)	$860,037,777
Investments in affiliated issuers, at value (identified cost, $23,283,575)	23,286,126
Deposits with brokers for
Futures contracts	122,500
Receivables for
Investments sold	9,564,309
Fund shares sold	315,942
Interest and dividends	12,471,589
Other assets	3,217
Total assets	$905,801,460

Liabilities
Payable to custodian	$1,359,881
Payables for
Forward foreign currency exchange contracts	1,533
Net daily variation margin on open futures contracts	45,111
Investments purchased	15,194,386
Fund shares reacquired	92,005
Payable to affiliates
Administrative services fee	94
Shareholder servicing costs	14
Accrued expenses and other liabilities	77,793
Total liabilities	$16,770,817
Net assets	$889,030,643

Net assets consist of
Paid-in capital	$937,098,965
Total distributable earnings (loss)	(48,068,322)
Net assets	$889,030,643
Shares of beneficial interest outstanding	95,330,363
Net asset value per share (net assets of $889,030,643 / 95,330,363 shares of beneficial interest outstanding)	$9.33

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$45,220,600
Dividends from affiliated issuers	760,444
Other	413,959
Dividends	178,904
Total investment income	$46,573,907
Expenses
Shareholder servicing costs	$36
Administrative services fee	17,500
Custodian fee	53,316
Shareholder communications	5,069
Audit and tax fees	44,263
Legal fees	7,355
Pricing service fees	14,661
Regulatory filing fees	9,800
Miscellaneous	31,238
Total expenses	$183,238
Fees paid indirectly	(2,420)
Net expenses	$180,818
Net investment income (loss)	$46,393,089

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,353,368)
Affiliated issuers	2,081
Futures contracts	(1,277,887)
Forward foreign currency exchange contracts	385,966
Foreign currency	(533)
Net realized gain (loss)	$(2,243,741)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$37,210,927
Affiliated issuers	2,551
Futures contracts	180,516
Forward foreign currency exchange contracts	(32,121)
Translation of assets and liabilities in foreign currencies	(481)
Net unrealized gain (loss)	$37,361,392
Net realized and unrealized gain (loss)	$35,117,651
Change in net assets from operations	$81,510,740

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/20	1/31/19
Change in net assets

From operations
Net investment income (loss)	$46,393,089	$54,068,734
Net realized gain (loss)	(2,243,741)	(14,745,194)
Net unrealized gain (loss)	37,361,392	(27,780,768)
Change in net assets from operations	$81,510,740	$11,542,772
Total distributions to shareholders	$(46,567,029)	$(55,299,759)
Change in net assets from fund share transactions	$65,649,954	$(365,738,413)
Total change in net assets	$100,593,665	$(409,495,400)

Net assets
At beginning of period	788,436,978	1,197,932,378
At end of period	$889,030,643	$788,436,978

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17	1/31/16
Net asset value, beginning of period	$8.94	$9.31	$9.28	$8.41	$9.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.52	$0.53	$0.56	$0.57
Net realized and unrealized gain (loss)	0.39	(0.36)	0.05	0.90	(1.03)
Total from investment operations	$0.90	$0.16	$0.58	$1.46	$(0.46)

Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.53)	$(0.55)	$(0.59)	$(0.59)
From net realized gain	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.51)	$(0.53)	$(0.55)	$(0.59)	$(0.60)
Net asset value, end of period (x)	$9.33	$8.94	$9.31	$9.28	$8.41
Total return (%) (r)(s)(x)	10.29	1.86	6.33	17.77	(5.23)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	0.02	0.02	0.02	0.02
Expenses after expense reductions (f)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss)	5.51	5.77	5.63	6.28	6.19
Portfolio turnover	59	38	46	44	33
Net assets at end of period (000 omitted)	$889,031	$788,437	$1,197,932	$1,421,797	$1,350,666

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of

27

Notes to Financial Statements – continued

operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

28

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

29

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$22,022,548	$273	$1,747,020	$23,769,841
Mexico	—	487,910	—	487,910
Municipal Bonds	—	1,146,600	—	1,146,600
U.S. Corporate Bonds	—	704,132,055	—	704,132,055
Foreign Bonds	—	117,617,506	—	117,617,506
Floating Rate Loans	—	12,883,865	—	12,883,865
Mutual Funds	23,286,126	—	—	23,286,126
Total	$45,308,674	$836,268,209	$1,747,020	$883,323,903

Other Financial Instruments
Futures Contracts – Liabilities	$(212,189)	$—	$—	$(212,189)
Forward Foreign Currency
Exchange Contracts – Liabilities	—	(1,533)	—	(1,533)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/19	$2,935,086
Change in unrealized appreciation or depreciation	(1,188,066)
Balance as of 1/31/20	$1,747,020

The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2020 is $(1,188,066). At January 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also

30

Notes to Financial Statements – continued

reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(212,189)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	(1,533)
Total		$(213,722)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,277,887)	$—
Foreign Exchange	—	385,966
Total	$(1,277,887)	$385,966

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$180,516	$—
Foreign Exchange	—	(32,121)
Total	$180,516	$(32,121)

31

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

32

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

33

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

34

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/20	Year ended 1/31/19
Ordinary income (including any short-term capital gains)	$46,567,029	$55,299,759

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/20

Cost of investments	$860,964,531
Gross appreciation	28,893,703

Gross depreciation	(6,748,053)
Net unrealized appreciation (depreciation)	$22,145,650

Undistributed ordinary income	3,611,148
Capital loss carryforwards	(69,832,667)
Other temporary differences	(3,992,453)

As of January 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(10,289,098)
Long-Term	(59,543,569)
Total	$(69,832,667)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2020, these costs amounted to $36.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

35

Notes to Financial Statements – continued

services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.0021% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended January 31, 2020, the fee paid by the fund under this agreement was $791 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended January 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $542,378,704 and $471,770,332, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares sold	8,371,521	$76,828,459	1,404,859	$12,591,447
Shares issued to shareholders in reinvestment of distributions	5,060,368	46,567,029	6,146,645	55,299,759
Shares reacquired	(6,293,406)	(57,745,534)	(47,999,465)	(433,629,619)
Net change	7,138,483	$65,649,954	(40,447,961)	$(365,738,413)

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments

36

Notes to Financial Statements – continued

directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, the MFS Global High Yield Fund, and the MFS Strategic Income Portfolio were the owners of record of approximately 76%, 23%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2020, the fund’s commitment fee and interest expense were $4,440 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$29,838,451	$244,598,560	$251,155,517	$2,081	$2,551	$23,286,126

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$760,444	$—

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2020, by

38

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

January 31, 2020

MFS® Municipal High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MMH-ANN

MFS® Municipal High Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, impacting over 100 countries. The global pandemic prompted many governments to take drastic action to arrest the spread of the virus, such as quarantines, school and business closures and prohibitions on large public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and expectations of falling global economic growth.

The situation remains uncertain given that countries differ in terms of the way they are responding to the outbreak and the resources they have at their disposal to fight it. From a market perspective, global central banks have taken aggressive, coordinated steps to cushion the economic impact of the fallout related to the virus, and governments are undertaking considerable fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

March 18, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue-Hospitals	16.0%
Healthcare Revenue-Long Term Care	10.2%
Universities-Secondary Schools	7.1%
General Obligations-General Purpose	6.2%
Universities-Colleges	5.2%
Miscellaneous Revenue-Other	4.6%
Tax – Sales	4.1%
General Obligations-Schools	4.0%
Transportation-Special Tax	3.9%
Tobacco	3.7%

Composition including fixed income credit quality (a)(i)
AAA	2.1%
AA	10.8%
A	17.5%
BBB	25.7%
BB	13.0%
B	3.9%
CCC	0.3%
CC	1.4%
C	2.4%
D	2.2%
Not Rated	21.8%
Cash & Cash Equivalents	0.3%
Other	(1.4)%

Portfolio facts (i)
Average Duration (d)	7.2
Average Effective Maturity (m)	19.5 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of January 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2020, Class A shares of the MFS Municipal High Income Fund (fund) provided a total return of 11.06%, at net asset value. This compares with a return of 8.65% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period, although an outbreak of coronavirus emanating from central China contributed to a bout of volatility at period’s end. Markets had anticipated that dissipating headwinds would lead to a rebound in global growth and trade in early 2020, but supply chain disruptions linked to the virus are now calling that assumption into question.

The headwinds from trade and geopolitical uncertainty, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in the fourth quarter of 2019, and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank having unveiled a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia were among those that cut interest rates several times in recent months, while China began to loosen policy late in the period.

The more dovish Fed in 2019 helped improve conditions in emerging markets. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period along with easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), which contributed to an increased dispersion in performance among sovereign fixed income assets.

Over the reporting period, municipal bonds delivered strong performance, fueled by lower US Treasury rates, strong fundamentals and favorable technicals. With investors reaching for yield, lower-quality and longer-duration bonds outperformed. The fundamentals of municipalities remained well supported on strong growth in tax revenues. The technical tailwind also continued, as the supply of tax-exempt municipal

Management Review – continued

bonds remained low compared to long-term average levels and inflows were strong. Valuations ended the period generally tighter than long-term averages but off of recent tighter levels. Within the asset class, spreads compressed between high yield and investment grade, and valuations of BBB-rated (r) versus A-rated bonds also appeared relatively tight.

Factors Affecting Performance

Relative to the Bloomberg Barclays Municipal Bond Index, the fund’s longer duration (d) stance benefited relative results, particularly its greater exposure to shifts in the long end (centered around maturities of 20 or more years) of the yield curve (y). The fund’s overweight allocation to “BBB” rated bonds, most notably within the local sector, and its out-of-benchmark allocation to “BB” rated securities, particularly within both the local and education sectors, strengthened relative performance. Additionally, an overweight allocation to the industrial revenue sector further supported relative results.

Conversely, security selection in both the transportation and health care sectors, held back relative returns.

Respectfully,

Portfolio Manager(s)

Gary Lasman and Geoffrey Schechter

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	11.06%	5.13%	6.37%	N/A
B	9/07/93	10.24%	4.33%	5.55%	N/A
C	9/25/98	9.96%	4.08%	5.31%	N/A
I	6/01/11	11.06%	5.13%	N/A	6.63%
R6	6/02/17	11.16%	N/A	N/A	6.13%

Comparative benchmark(s)
Bloomberg Barclays Municipal Bond Index (f)		8.65%	3.53%	4.47%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		6.34%	4.22%	5.91%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		6.24%	3.99%	5.55%	N/A
C With CDSC (1% for 12 months) (v)		8.96%	4.08%	5.31%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2019 through January 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2019 through January 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/19	Ending Account Value 1/31/20	Expenses Paid During Period (p) 8/01/19-1/31/20
A	Actual	0.66%	$1,000.00	$1,043.23	$3.40
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
B	Actual	1.41%	$1,000.00	$1,039.32	$7.25
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
C	Actual	1.66%	$1,000.00	$1,037.99	$8.53
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
I	Actual	0.66%	$1,000.00	$1,044.46	$3.40
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R6	Actual	0.57%	$1,000.00	$1,043.70	$2.94
	Hypothetical (h)	0.57%	$1,000.00	$1,022.33	$2.91

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from self-deposited inverse floaters (as described in Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Issuer	Shares/Par	Value ($)
Municipal Bonds - 99.9%
Alabama - 2.0%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	$1,630,000	$1,872,218
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,929,190
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	3,945,000	4,442,109
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,916,508
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028 (a)(d)	1,485,000	1,187,703
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043 (a)(d)	1,560,000	1,092,172
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	663,562
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	757,744
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	763,700
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,359,358
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	1,380,000	1,463,048
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	2,020,000	2,279,530
Lower, AL, Gas District Project Rev. (Project No. 2), 4%, 12/01/2050 (Put Date 12/01/2025)	24,845,000	28,241,808
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	1,670,000	1,779,652
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2044	1,800,000	1,954,476
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2049	3,500,000	3,769,010
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	1,635,000	1,751,232
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 4.5%, 5/01/2032	12,640,000	14,312,525
Tuscaloosa County, AL, Industrial Development Authority, Gulf Opportunity Zone (Hunt Refining Project), “A”, 5.25%, 5/01/2044	32,185,000	37,622,334
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2044	5,790,000	7,184,927

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
University of South Alabama, Facilities Rev., “A”, BAM, 5%, 4/01/2049	$3,535,000	$4,355,297

		$121,698,103
Alaska - 0.0%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$973,743
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,406,576

		$2,380,319
Arizona - 2.6%
Arizona Industrial Development Authority (Inspirada and St. Rose Campus Projects), “A”, 5%, 7/15/2028	$1,580,000	$1,774,119
Arizona Industrial Development Authority (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2038	1,810,000	2,079,201
Arizona Industrial Development Authority (Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2048	3,100,000	3,514,687
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 4%, 7/01/2029 (n)	325,000	353,964
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2039 (n)	870,000	989,512
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2049 (n)	1,395,000	1,566,222
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2054 (n)	2,185,000	2,434,614
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2038	340,000	406,137
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2048	910,000	1,069,077
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,140,000	1,329,183
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.5%, 7/01/2038	1,065,000	1,226,401
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.625%, 7/01/2048	2,050,000	2,349,033
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.75%, 7/01/2053	3,190,000	3,658,579
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037	450,000	502,722
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047	740,000	815,413
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051	1,970,000	2,164,006

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037	$770,000	$860,213
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047	770,000	848,471
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051	735,000	807,383
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 3.75%, 12/15/2029	485,000	516,981
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2039	340,000	382,272
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus), “A”, 5%, 12/15/2049	600,000	666,216
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2043	3,105,000	3,586,306
Arizona Industrial Development Authority Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2054	7,800,000	8,848,554
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043	3,150,000	3,451,770
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 4%, 7/01/2028	300,000	319,392
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2033	250,000	276,523
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2038	300,000	328,836
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2048	610,000	662,301
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	2,705,000	2,814,850
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	800,000	933,728
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	435,000	498,410
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	215,000	242,972
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	380,000	465,975

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039 (n)	$1,115,000	$1,267,209
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049	705,000	851,006
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	1,895,000	2,126,777
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	895,000	1,070,008
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054 (n)	1,355,000	1,509,226
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 4%, 1/01/2044	13,650,000	15,530,151
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.), “A”, 5%, 6/01/2035	4,700,000	4,763,168
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	4,545,000	4,684,531
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	3,980,000	4,100,674
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	2,070,000	2,267,644
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	700,000	766,836
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	3,065,000	3,313,173
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	1,770,000	1,912,414
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	7,029,901
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	815,000	916,321
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	734,798
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,324,481
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,366,700
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034	1,970,000	2,287,111
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	1,430,000	1,561,317
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044	3,255,000	3,767,044
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	1,570,000	1,691,487

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	$3,935,000	$4,287,576
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2044	540,000	641,061
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2049	605,000	714,178
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2054	720,000	845,064
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2059	1,085,000	1,264,144
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	185,114
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2031	570,000	699,225
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2033	315,000	383,865
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	602,680
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	555,000	660,805
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2034	730,000	791,269
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4.75%, 6/15/2037	3,740,000	3,862,186
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2039	655,000	703,640
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2047	3,495,000	3,620,855
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2049	1,235,000	1,318,597

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2052	$3,960,000	$4,098,046
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 10/01/2040	4,755,000	4,869,263
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	3,895,647
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6%, 12/01/2032	1,100,000	1,170,664
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2042	3,505,000	3,727,532
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 12/01/2046	1,275,000	1,354,547

		$160,281,958
Arkansas - 0.3%
Arkansas Development Finance Authority Health Care Rev. (Baptist Health), 5%, 12/01/2047	$2,175,000	$2,672,423
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	618,997
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	800,000	838,960
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	1,620,000	1,697,598
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	170,000	174,039
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	365,000	417,290
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	6,455,000	2,785,913
Bentonville, AR, School District No. 6 Construction Refunding, “B”, 4%, 6/01/2047	5,750,000	6,289,580
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2039	4,510,000	5,137,070

		$20,631,870
California - 5.5%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$4,000,000	$4,250,360
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	7,550,000	4,278,207
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,706,792

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	$2,095,000	$1,688,968
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	4,185,000	3,292,130
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	13,795,000	21,757,198
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,790,383
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	4,000,000	6,504,800
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046	4,500,000	5,151,780
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,385,000	1,665,601
California Municipal Finance Authority Rev. (LINXS APM Project), “A”, 5%, 12/31/2043	955,000	1,147,098
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	475,000	533,397
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,617,463
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	1,265,000	1,480,961
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	243,846
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,673,839
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040 (Prerefunded 6/01/2020)	900,000	916,146
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	2,955,000	3,437,374
California Municipal Finance Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 10/01/2044 (Put Date 10/01/2029)	5,665,000	5,929,895
California Municipal Finance Authority, Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	1,100,000	1,237,401
California Municipal Finance Authority, Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2046	2,425,000	2,701,013
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 3.875%, 7/01/2028 (n)	1,200,000	1,293,252
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2049 (n)	1,600,000	1,833,648
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	11,405,000	11,252,287

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Pollution Control Financing Authority, Solid Waste Disposal Subordinate Rev. (CalPlant I Project), 7.5%, 12/01/2039	$12,890,000	$10,624,325
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	3,500,000	3,576,790
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/2045	4,080,000	4,425,576
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	251,675
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	435,000	504,700
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	435,000	496,622
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	675,000	760,192
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2036	865,000	983,462
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046	1,325,000	1,438,393
California School Finance Authority, Charter School Rev. (Inspire Charter Schools), “B”, 3%, 7/15/2020	2,745,000	2,749,914
California School Finance Authority, Charter School Rev. (Inspire Charter Schools), “C”, 4%, 7/15/2020	6,525,000	6,535,114
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	730,000	804,708
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	760,000	851,884
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	435,000	502,643
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,150,000	1,291,830
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048	750,000	889,065
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	320,000	343,891
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	651,906
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	545,000	613,883
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	1,320,000	1,490,900
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 4.125%, 7/01/2024	250,000	265,883
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	430,000	479,291

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	$760,000	$840,332
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049	945,000	1,047,873
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	450,000	483,989
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032	1,370,000	1,639,493
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,854,304
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041	2,045,000	2,396,454
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,541,885
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2038	2,500,000	2,983,575
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	345,000	377,185
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	885,043
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,486,095
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	3,400,000	3,921,492
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041	3,000,000	3,408,600
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	8,255,000	9,352,832
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	11,360,000	12,822,941
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	11,040,000	12,573,566
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for the Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2034	1,000,000	1,119,280
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for the Aging - Fountainview at Gonda), “A”, CALHF, 5%, 8/01/2044	2,400,000	2,673,576
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 5.625%, 10/01/2032	1,000,000	1,122,420
California Statewide Communities Development Authority Rev. (Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	1,000,000	1,121,560

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 5/15/2038	$3,000,000	$3,167,280
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029	560,000	656,583
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039	725,000	860,452
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049	1,730,000	2,023,771
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052	830,000	967,265
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 5/01/2029	1,110,000	1,118,325
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,940,000	1,947,896
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,785,000	3,947,864
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,280,000	3,426,996
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2032	3,010,000	2,344,007
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	2,215,000	2,284,352
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5.25%, 6/01/2047	3,525,000	3,715,244
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 5%, 6/01/2040	2,735,000	3,215,075
Hollister, CA (Community Development Project), BAM, 5%, 10/01/2029	1,480,000	1,733,953
Hollister, CA (Community Development Project), BAM, 5%, 10/01/2031	1,675,000	1,959,247
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	1,745,000	1,975,602
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2039	1,000,000	1,122,780
Irvine, CA, Special Tax Bonds, Community Facilities District No. 2013-3, 5%, 9/01/2044	1,500,000	1,675,290
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2042	1,535,000	1,772,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2036	$455,000	$482,778
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	4,240,000	3,995,734
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	517,482
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2034	330,000	365,858
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro, Inc. Project), “A”, CALHF, 5%, 11/15/2044	555,000	611,865
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	10,000,000	12,818,200
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	660,000	828,742
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	775,000	968,270
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	970,000	1,208,387
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2044	3,395,000	4,157,619
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	645,000	530,500
Morongo Band of Mission Indians California Rev., “B”, 5%, 10/01/2042 (n)	3,605,000	4,186,847
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	7,321,174
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 8/01/2041 (Prerefunded 8/01/2021)	12,965,000	3,132,733
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	2,070,000	1,858,736
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	4,025,000	3,431,353
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,455,000	3,687,047
Oceanside, CA, Unified School District, Capital Appreciation, ETM, ASSD GTY, 0%, 8/01/2024	380,000	363,348
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2049	1,150,000	1,379,298
Oroville, CA, Rev. (Oroville Hospital), 5.25%, 4/01/2054	1,720,000	2,054,213
Palomar Health, CA, Refunding Rev., 5%, 11/01/2042	10,000,000	11,754,100
Palomar Health, CA, Refunding Rev., AGM, 5%, 11/01/2047	20,000,000	24,147,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	$635,000	$738,619
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	6,000,000	6,589,800
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 1/01/2047	1,720,000	2,112,693
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	8,725,000	2,444,745
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	256,286
Upland, CA (San Antonio Community Hospital), COP, 6.375%, 1/01/2032 (Prerefunded 1/01/2021)	600,000	630,546
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,665,000	3,109,789

		$337,167,205
Colorado - 2.3%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2027	$73,000	$85,509
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2028 (w)	118,000	143,480
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2028	70,000	81,785
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2029 (w)	118,000	145,462
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2029	70,000	81,520
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2030 (w)	124,000	152,035
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2030	17,000	19,737
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2031 (w)	129,000	157,678
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2031	76,000	88,082
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2032 (w)	140,000	170,590
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	90,000	104,120
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2033 (w)	140,000	170,206

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2034 (w)	$160,000	$194,059
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2035 (w)	56,000	67,728
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050 (w)	676,000	799,329
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 3.25%, 12/15/2050	1,113,000	1,169,262
Central Platte Valley, CO, General Obligation, 5%, 12/01/2043	1,250,000	1,351,875
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	895,000	1,014,348
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	342,058
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	617,747
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	432,983
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	450,000	473,310
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	1,120,000	1,168,440
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	529,675
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	400,250
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	350,000	397,415
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	885,000	964,358
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	765,000	835,602
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 5%, 12/01/2038	1,665,000	2,035,512
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	4,310,000	4,714,149
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	295,000	355,947
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	350,000	414,190
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	365,000	429,996

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	$2,000,000	$2,255,280
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,965,853
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	2,975,000	3,374,810
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 1/01/2041	1,620,000	1,743,152
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2044	3,520,000	3,940,781
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2049	2,835,000	3,150,365
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2033	4,295,000	4,661,192
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	825,000	952,397
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6%, 11/15/2030 (Prerefunded 11/15/2020)	700,000	727,468
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.), “A”, 6.25%, 11/15/2040 (Prerefunded 11/15/2020)	1,150,000	1,197,357
Colorado Health Facilities Authority Rev., Improvement Bonds (Frasier Meadows Retirement Community Project), “B”, 5%, 5/15/2048	5,750,000	6,073,323
Colorado Health Facilities Hospital Authority Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2038	4,355,000	5,050,145
Colorado Health Facilities Hospital Authority Rev. (AdventHealth Obligated Group), “A”, 4%, 11/15/2043	9,250,000	10,580,890
Colorado Health Facilities Hospital Authority Rev. (Adventist Health System/Sunbelt Obligated Group), “2014-E”, 5%, 11/15/2034	6,530,000	7,528,111
Colorado High Performance Transportation Enterprise Rev. (C-470 Express Lanes), 5%, 12/31/2056	2,890,000	3,171,428
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	2,590,000	2,807,223
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	8,480,000	9,551,278
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	8,490,000	8,638,745
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5%, 12/01/2035	730,000	789,510
Denver, CO, Broadway Station Metropolitan District No. 2, “A”, 5.125%, 12/01/2048	1,500,000	1,617,990
Denver, CO, City & County Special Facilities Airport Refunding Rev. (United Airlines), 5%, 10/01/2032	5,355,000	5,887,233

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	$1,070,000	$1,248,958
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	786,206
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	2,074,572
Denver, CO, Health & Hospital Authority Rev. (550 Acoma, Inc.), COP, 5%, 12/01/2048	2,670,000	3,199,488
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/2039	3,660,000	4,033,174
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	880,232
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 9/01/2027	12,305,000	8,298,861
Garfield & Mesa Counties, CO, Grand River Hospital District Rev., AGM, 5.25%, 12/01/2035	2,000,000	2,541,140
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	6,860,000	8,900,987
Tallyn’s Reach, CO, Metropolitan District No. 3, 5%, 12/01/2033	403,000	431,754
Tallyn’s Reach, CO, Metropolitan District No. 3, 5.125%, 11/01/2038	824,000	882,792

		$140,051,132
Connecticut - 0.7%
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	$8,535,000	$9,385,513
Connecticut Housing Finance Authority Rev. (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	860,000	889,704
Connecticut State Health and Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2039 (n)	900,000	1,074,222
Connecticut State Health and Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2044 (n)	1,000,000	1,179,870
Connecticut State Health and Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2050 (n)	1,350,000	1,585,197
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2033	255,000	312,597
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 5%, 7/01/2034	230,000	281,315
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 4%, 7/01/2039	1,015,000	1,124,823
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 4%, 7/01/2044	1,890,000	2,066,488
Connecticut State Health and Educational Facilities Authority Rev. (University of Hartford), “N”, 4%, 7/01/2049	1,895,000	2,061,590

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2031	$2,830,000	$3,476,598
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	12,405,000	12,740,059
Mohegan Tribe Indians, CT, Gaming Authority Rev., “C”, 4.75%, 2/01/2020 (n)	1,505,000	1,505,000
University of Connecticut, General Obligation, “A”, 5%, 4/15/2027	1,150,000	1,448,000
University of Connecticut, General Obligation, “A”, 5%, 1/15/2034	2,940,000	3,571,247

		$42,702,223
Delaware - 0.5%
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	$920,000	$1,014,088
Delaware Economic Development Authority Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	1,635,000	1,775,872
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034	1,105,000	1,202,461
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044	1,030,000	1,124,132
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049	1,210,000	1,317,714
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2042	1,420,000	1,500,514
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	285,000	336,240
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	620,000	715,833
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2043	4,230,000	5,073,420
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2048	2,115,000	2,517,738
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2050	4,250,000	5,026,943
Delaware Health Facilities Authority Rev. (Christiana Care Health System), “A”, 4%, 10/01/2049 (w)	5,815,000	6,703,823
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2040	750,000	853,755
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2048	1,025,000	1,156,036

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Delaware - continued
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2058	$1,165,000	$1,300,979
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2053	895,000	1,006,087

		$32,625,635
District of Columbia - 0.6%
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2039	$725,000	$814,987
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2044	705,000	782,501
District of Columbia Rev. (Kipp D.C. Charter School), 4%, 7/01/2049	1,360,000	1,500,746
District of Columbia Rev. (Kipp D.C. Charter School), “A”, 6%, 7/01/2033 (Prerefunded 7/01/2023)	420,000	491,581
District of Columbia Rev. (Kipp D.C. Charter School), “A”, 6%, 7/01/2043 (Prerefunded 7/01/2023)	1,095,000	1,281,621
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039	2,090,000	2,295,133
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2049	1,330,000	1,441,760
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2056	1,680,000	1,808,873
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,745,000	1,836,665
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	5,605,000	5,868,659
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	8,820,000	9,161,775
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	915,223
Metropolitan Washington D.C. Airports Authority, Toll Road Subordinate Lien Refunding Rev. (Dulles Metrorail and Capital Improvement Project), “B”, AGM, 4%, 10/01/2053	7,405,000	8,378,831

		$36,578,355
Florida - 6.8%
Alachua County, FL, Health Facilities Authority Rev. (Shands Teaching Hospital & Clinics), “B-1”, 5%, 12/01/2035	$1,330,000	$1,686,400
Alachua County, FL, Health Facilities Authority Rev. (Shands Teaching Hospital & Clinics), “B-1”, 5%, 12/01/2036	2,260,000	2,857,205
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2032	1,250,000	1,439,250
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2042	2,000,000	2,286,060
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 10/01/2046	1,000,000	1,140,540

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.125%, 5/01/2023	$615,000	$623,530
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.625%, 5/01/2028	700,000	734,097
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 5%, 5/01/2036	905,000	981,346
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	270,000	292,145
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2025	180,000	197,842
Arborwood Community Development District, FL, Capital Improvement Rev., “B”, 6.9%, 5/01/2036	20,000	21,466
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	690,000	772,000
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	358,883
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,355,000	1,522,329
Cape Coral, FL, Health Facilities Authority, Senior Housing Rev. (Gulf Care, Inc. Project), 5.875%, 7/01/2040	3,590,000	3,925,270
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	305,000	309,203
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	400,000	421,032
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	2,745,000	2,929,052
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 5/01/2037	915,000	915,622
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,910,000	6,404,017
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025 (a)(d)	300,000	282,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035 (a)(d)	300,000	282,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035 (a)(d)	1,055,000	991,700

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)	$10,590,000	$9,954,600
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)	805,000	756,700
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	1,400,000	630,000
Cypress Bluff Community Development District, 3.75%, 5/01/2024	1,045,000	1,066,360
Cypress Bluff Community Development District, 4.125%, 5/01/2029	1,275,000	1,358,691
Cypress Bluff Community Development District, 4.9%, 5/01/2039	3,650,000	3,960,250
Cypress Bluff Community Development District, 5.1%, 5/01/2048	2,630,000	2,851,525
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	395,000	399,795
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	663,217
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	670,000	794,004
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2035	1,650,000	1,903,770
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	825,000	969,581
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2046	5,415,000	6,110,124
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “A”, 4%, 8/15/2045 (w)	8,115,000	9,074,599
Escambia County, FL, Health Facilities Authority Rev. (Baptist Health Care Corp.), “A”, 4%, 8/15/2050 (w)	6,490,000	7,216,166
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), “A”, 5.75%, 8/15/2029	1,000,000	1,021,290
Escambia County, FL, Health Facilities Authority Rev. (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	3,050,000	3,117,649
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 4.5%, 6/15/2028	1,180,000	1,267,355
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2038	1,005,000	1,140,564
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2048	1,700,000	1,897,965
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2039	3,090,000	3,295,918

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2049	$11,995,000	$12,717,819
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 4%, 10/15/2029 (n)	450,000	473,117
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2037	510,000	551,902
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2039 (n)	1,130,000	1,218,140
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2047	1,180,000	1,259,060
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2049 (n)	1,860,000	1,982,072
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2052	1,295,000	1,374,267
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2054 (n)	1,345,000	1,425,498
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 6/15/2042	3,480,000	3,701,502
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.25%, 6/15/2036	1,155,000	1,329,059
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.375%, 6/15/2046	1,980,000	2,269,318
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2034	525,000	628,021
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2039	610,000	718,263
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2049	3,340,000	3,865,649
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,575,000	2,623,770
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 6/15/2032	1,950,000	2,022,540
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	7,490,000	7,617,555
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 7.625%, 6/15/2041	14,360,000	15,214,420
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2043	4,070,000	4,194,379
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	5,413,000
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037	1,510,000	1,628,958

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047	$4,445,000	$4,766,551
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	1,235,000	1,536,896
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2032	995,000	1,234,327
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	720,000	890,215
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	1,350,000	1,665,144
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2035	780,000	959,322
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	1,070,000	1,312,162
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	1,490,000	1,654,556
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	2,030,000	2,246,702
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	2,420,000	2,670,881
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	2,625,000	2,860,567
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033	2,220,000	2,477,431
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038	2,070,000	2,318,835
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048	3,195,000	3,614,759
Florida Housing Finance Corp, Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	4,830,000	5,259,628
Florida Mid-Bay Bridge Authority Rev., “A”, 5%, 10/01/2035	5,000,000	5,784,700
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053	2,345,000	2,634,819
Jacksonville, FL, Electric Authority Systems Rev., “B”, 5%, 10/01/2032	3,325,000	4,123,432
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	620,000	643,021
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	1,350,000	1,442,070
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,450,000	2,587,077
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	2,825,000	3,128,687

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 11/15/2031	$1,600,000	$1,744,928
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	1,360,000	1,361,360
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	4,520,000	4,724,801
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,832,771
Marshall Creek, FL, Community Development District Rev. (St. John’s County), “A”, 5%, 5/01/2032	1,560,000	1,633,008
Martin County, FL, Health Facilities Authority Hospital Rev. (Cleveland Clinic Health System), “A”, 4%, 1/01/2046	3,540,000	4,004,944
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2039	1,000,000	1,131,060
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), 6%, 8/01/2046 (Prerefunded 8/01/2021)	7,250,000	7,792,155
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2032	1,000,000	1,138,240
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2037	1,215,000	1,368,710
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2048	3,255,000	3,613,310
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	345,000	372,417
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	3,166,406
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,262,600
Miami-Dade County, FL, Water and Sewer System Rev., “B”, 4%, 10/01/2049	11,850,000	13,542,772
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2034 (Prerefunded 10/01/2021)	300,000	330,546
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	8,365,000	9,216,724
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,205,000	1,281,554
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	782,779
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,115,990
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 5/01/2022	325,000	335,715

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 5/01/2032	$940,000	$978,023
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/2016 (d)(q)	1,575,000	1,244,250
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	7,340,000	8,742,234
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	405,000	502,743
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2044	1,000,000	1,238,850
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	1,295,000	1,592,617
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2035	700,000	446,082
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2036	840,000	513,988
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	320,000	188,013
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2038	980,000	552,808
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2039	1,180,000	639,064
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2040	1,265,000	657,345
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2041	1,405,000	699,367
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	1,125,000	536,884
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2043	1,545,000	705,895
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2044	1,685,000	739,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2045	$1,965,000	$828,994
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2046	1,685,000	683,706
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2047	1,025,000	399,935
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2048	1,125,000	421,886
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2050	2,245,000	775,086
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2051	1,345,000	445,114
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2052	1,390,000	442,340
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2053	915,000	279,935
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2054	1,290,000	379,350
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 5/01/2038	3,795,000	3,797,087
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Baptist Health South Florida Obligated Group), 4%, 8/15/2049	12,965,000	14,656,155
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031	1,000,000	1,185,350
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	2,030,000	2,286,693
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 5/01/2036 (a)(d)	895,000	447,500
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 5/01/2013 (a)(d)	1,000,000	500,000
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 3.5%, 5/01/2021	195,000	196,669
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	500,000	524,105

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	$1,370,000	$1,442,542
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	2,530,000	2,658,195
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,534,431
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	928,041
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	1,062,040
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	990,000	1,082,892
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	1,270,000	1,388,605
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	450,000	481,392
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,442,399
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	390,000	416,988
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	5,330,000	5,617,553
Pinellas County, FL, Industrial Development Authority Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), 5%, 7/01/2039	1,360,000	1,605,929
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	1,020,000	1,121,113
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	1,875,000	2,057,213
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.), “A”, 7.375%, 11/15/2041	3,900,000	4,088,331
St. John’s & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.5%, 5/01/2024	500,000	504,605
St. John’s & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.85%, 5/01/2029	700,000	721,805
St. John’s & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 4.25%, 5/01/2037	1,000,000	1,039,540
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	1,345,000	1,151,253
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.25%, 10/01/2041	2,800,000	2,367,344
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	7,715,000	7,904,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	$498,884	$314,297
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	176,030
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	145,000	163,006
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	352,661
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	935,000	1,044,919
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	5,935,000	6,807,326
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	3,073,594
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	3,500,000	3,974,565
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	1,107,907
Tampa, FL, Health System Rev. (Baycare Health System), “A”, 5%, 11/15/2046	7,160,000	8,502,930
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,275,000	2,434,773
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	4,095,000	4,370,675
University of South Florida Financing Corp, Refunding Certificates of Participation, “A”, 5%, 7/01/2031	5,420,000	6,398,581
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	440,000	477,664
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	968,646
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,089,950
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,791,954

		$415,508,970
Georgia - 1.5%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$1,060,000	$1,182,949
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	1,060,000	1,174,427
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 4%, 7/01/2044	5,440,000	6,232,826
Brookhaven, GA, Development Authority Rev. (Children’s Healthcare of Atlanta, Inc.), “A”, 4%, 7/01/2049	8,160,000	9,279,960

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Clayton County, GA, Development Authority, Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	$4,070,000	$4,168,901
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	660,742
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,159,439
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,234,618
Coweta County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2044 (w)	19,200,000	23,546,688
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc. Project), 6.125%, 9/01/2040 (Prerefunded 9/01/2020)	7,170,000	7,385,172
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	435,000	455,597
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,913,471
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2043	2,605,000	3,151,008
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “C”, 4%, 3/01/2050 (Put Date 9/01/2026)	2,205,000	2,545,452
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2056	2,580,000	3,033,229
Georgia Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project), “A”, 5%, 1/01/2063	2,580,000	3,016,278
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2044	3,880,000	4,685,139
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035 (w)	380,000	442,924
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036 (w)	415,000	482,147
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037 (w)	285,000	329,802
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.5%, 8/15/2054	3,465,000	4,071,618
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2027 (n)	2,780,000	3,199,280
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2037	2,880,000	3,279,427

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Marietta, GA, Development Facilities Authority Rev. (Life University, Inc. Project), “A”, 5%, 11/01/2047	$1,960,000	$2,198,708
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), “C”, 5.25%, 10/01/2027	920,000	1,012,432

		$90,842,234
Guam - 0.5%
Guam Education Financing Foundation (Guam Public School Facilities Project), “B”, COP, 5%, 10/01/2026	$12,905,000	$13,392,809
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	970,000	1,029,141
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.625%, 12/01/2030	4,245,000	4,329,560
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 12/01/2040	10,975,000	11,224,133
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	355,000	412,357
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,848,452

		$32,236,452
Hawaii - 0.1%
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030	$2,015,000	$2,128,747
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035	1,125,000	1,176,176
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045	1,140,000	1,177,472

		$4,482,395
Idaho - 0.2%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$941,137
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 4%, 3/01/2038	3,880,000	4,271,725
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 4.625%, 7/01/2029	185,000	204,627
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2039	1,100,000	1,297,901
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2049	515,000	599,903
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2054	565,000	653,727

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Idaho - continued
Idaho Housing and Finance Association, Tax Exempt Mortgage-Backed Securities, “E”, GNMA, 3.5%, 8/21/2049	$2,952,247	$3,093,040

		$11,062,060
Illinois - 11.3%
Bridgeview, IL, Stadium and Redevelopment Projects, AAC, 5.14%, 12/01/2036	$12,665,000	$13,529,766
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035	2,170,000	2,429,706
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045	3,565,000	3,992,372
Chicago, IL, “A”, 5%, 1/01/2026	1,000,000	1,121,320
Chicago, IL, “A”, 5.25%, 1/01/2028	2,095,000	2,364,878
Chicago, IL, “A”, 5.25%, 1/01/2028	5,245,000	6,059,286
Chicago, IL, “A”, 5.25%, 1/01/2033	7,015,000	7,838,631
Chicago, IL, “A”, 5.5%, 1/01/2033	15,090,000	17,520,395
Chicago, IL, “A”, 5%, 1/01/2034	5,405,000	5,982,470
Chicago, IL, “A”, 5%, 1/01/2035	1,310,000	1,448,179
Chicago, IL, “A”, 5%, 1/01/2036	1,920,000	2,120,218
Chicago, IL, “A”, 5.5%, 1/01/2039	2,380,000	2,739,951
Chicago, IL, “A”, 5%, 1/01/2040	7,775,000	7,994,022
Chicago, IL, “A”, 5%, 1/01/2040	4,970,000	5,888,357
Chicago, IL, “A”, 5%, 1/01/2044	15,385,000	18,054,144
Chicago, IL, “A”, 5.5%, 1/01/2049	16,030,000	19,461,863
Chicago, IL, “A”, AGM, 5%, 1/01/2027	280,000	280,510
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	355,000	355,607
Chicago, IL, “A”, AGM, 4.625%, 1/01/2031	655,000	656,087
Chicago, IL, “A”, AGM, 5%, 1/01/2037	3,935,000	3,942,162
Chicago, IL, “B”, 5.25%, 1/01/2029	3,150,000	3,632,517
Chicago, IL, “C”, 5%, 1/01/2026	1,960,000	2,293,024
Chicago, IL, “C”, NATL, 5%, 1/01/2028	275,000	275,495
Chicago, IL, “C”, NATL, 5%, 1/01/2029	5,205,000	5,214,369
Chicago, IL, “D”, 5.5%, 1/01/2033	1,630,000	1,892,528
Chicago, IL, “D”, 5.5%, 1/01/2040	1,100,000	1,264,417
Chicago, IL, Board of Education, 5%, 12/01/2042	12,065,000	13,057,467
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	1,810,000	1,722,468
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	1,540,000	1,434,371
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	12,640,000	10,284,410
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2029	4,250,000	3,341,180

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2030	$1,730,000	$1,312,932
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	835,000	794,619
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	1,020,000	950,038
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	4,335,000	3,750,208
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2028	5,515,000	4,487,225
Chicago, IL, Board of Education, “A”, 5.5%, 12/01/2039	3,125,000	3,327,781
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	380,000	446,086
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	280,000	333,707
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	2,015,000	2,319,084
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	1,780,000	2,036,925
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	19,865,000	24,100,615
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2025	3,335,000	3,981,757
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2026	1,290,000	1,568,898
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2027	3,270,000	4,062,681
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,550,000	1,960,951
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	1,030,000	1,323,159
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	775,000	1,004,989
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	2,135,000	2,796,039
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2030	3,910,000	4,838,625
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2031	7,500,000	9,253,650
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	6,425,000	7,903,457
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2034	1,250,000	1,500,687

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2035	$1,500,000	$1,795,740
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046	7,105,000	9,211,775
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2029	1,230,000	1,530,071
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	800,000	990,000
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	800,000	987,056
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	800,000	984,088
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	715,000	876,976
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	715,000	874,323
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	515,000	628,032
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	5,735,000	6,780,032
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2036	8,650,000	10,173,438
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	10,610,000	12,218,052
Chicago, IL, Capital Appreciation “A”, NATL, 0%, 1/01/2027	2,610,000	2,219,205
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2027	3,180,000	2,703,859
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	2,680,000	3,097,732
Chicago, IL, General Obligation Refunding Project, “A”, 5.25%, 1/01/2030	1,785,000	2,006,001
Chicago, IL, General Obligation, “A”, 5%, 1/01/2026	2,530,000	2,959,872
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	3,545,000	4,222,237
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	4,050,000	4,898,637
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	4,560,000	5,601,823
Chicago, IL, General Obligation, “A”, 5%, 1/01/2030	3,975,000	4,944,582
Chicago, IL, General Obligation, “A”, 5%, 1/01/2031	780,000	966,217
Chicago, IL, General Obligation, “A”, 5%, 1/01/2032	335,000	413,625
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	10,560,000	13,039,910
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	740,000	898,604
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	2,065,000	2,475,749

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	$6,550,000	$7,738,235
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	756,344
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	375,267
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,350,000	1,512,823
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	4,695,000	5,661,794
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2053	2,610,000	3,129,520
Chicago, IL, O’Hare International Airport Rev., Third Lien, Unrefunded Balance, “A”, 5.625%, 1/01/2035	1,055,000	1,097,527
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	540,000	579,096
Cook County, IL, 5%, 11/15/2034	835,000	982,094
Cook County, IL, 5%, 11/15/2035	3,030,000	3,553,978
Cook County, IL, Community College District No. 508 (City Colleges), BAM, 5%, 12/01/2047	7,945,000	9,216,279
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	818,000	824,151
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 10/01/2041	6,000,000	6,362,040
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	700,000	770,420
Illinois Finance Authority Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	1,800,000	1,966,176
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027 (Prerefunded 5/15/2020)	1,470,000	1,491,271
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 5/15/2027	2,680,000	2,707,818
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	760,000	824,630
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	1,690,000	1,820,857
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,000,000	2,377,080
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,000,000	2,369,780
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	2,395,000	2,537,239
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	2,980,000	3,159,068

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Franciscan Communities), “A”, ETM, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	$350,000	$392,249
Illinois Finance Authority Rev. (Franciscan Communities), “A”, ETM, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	430,000	487,100
Illinois Finance Authority Rev. (Friendship Village of Schaumburg), ETM, 7.25%, 2/15/2045 (Prerefunded 2/15/2020)	3,600,000	3,606,840
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,503,109
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 2.509% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	1,070,000	1,071,712
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	2,625,000	3,165,409
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	9,405,000	10,406,727
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	5,515,000	6,568,144
Illinois Finance Authority Rev. (Presence Health Network), “C”,
ETM, 4%, 2/15/2041 (Prerefunded 2/15/2027)	435,000	518,176
Illinois Finance Authority Rev. (Presence Health Network), ETM, 4%, 2/15/2041 (Prerefunded 2/15/2027)	20,000	23,824
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	4,125,000	4,175,201
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	1,305,000	1,472,288
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	640,000	740,794
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	940,000	1,081,395
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	755,000	869,352
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	970,000	1,114,326
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2034	115,000	136,878
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2044	580,000	713,435
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2049	725,000	886,001
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2051	580,000	705,303

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	$1,050,000	$1,085,417
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	415,000	482,122
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	825,000	940,261
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	415,000	471,897
Illinois Finance Authority, Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031 (Prerefunded 4/01/2021)	1,875,000	1,999,950
Illinois Finance Authority, Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	5,785,000	6,114,745
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	14,375,000	15,340,281
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2029	160,000	199,469
Illinois Sales Tax Securitization Corp., “A”, 5%, 1/01/2030	205,000	254,270
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2026	200,000	241,514
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2027	2,755,000	3,387,851
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2028	4,340,000	5,429,774
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2029	5,285,000	6,737,159
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2030	2,185,000	2,829,837
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2036	1,355,000	1,707,598
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 5%, 1/01/2037	2,735,000	3,457,888
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	1,315,000	1,509,528
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	765,000	875,856
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	1,315,000	1,512,040
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2028	1,090,000	1,362,009
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2029	1,365,000	1,734,615

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., BAM, 5%, 6/15/2030	$820,000	$1,019,375
Illinois Toll Highway Authority Rev., “C”, 5%, 1/01/2037	7,500,000	8,724,525
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,458,000	2,462,523
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B”, BAM, 0%, 12/15/2054	21,735,000	7,556,390
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2046	15,000,000	6,955,350
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2047	29,475,000	13,182,399
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “A”, AGM, 0%, 6/15/2026	3,390,000	3,006,523
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,450,000	1,593,289
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,500,000	1,656,735
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,182,014
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,120,000	1,166,558
State of Illinois, 5%, 6/01/2020	5,595,000	5,661,804
State of Illinois, 5%, 2/01/2025	1,125,000	1,291,658
State of Illinois, 5%, 2/01/2026	5,810,000	6,827,970
State of Illinois, 5%, 1/01/2028	550,000	580,965
State of Illinois, 5%, 5/01/2028	4,130,000	4,619,033
State of Illinois, 5.25%, 7/01/2028	3,260,000	3,600,768
State of Illinois, 5%, 11/01/2028	2,595,000	3,064,591
State of Illinois, 5%, 2/01/2029	2,820,000	3,345,225
State of Illinois, 4.125%, 11/01/2031	2,195,000	2,417,507
State of Illinois, 5%, 5/01/2032	4,310,000	5,149,847
State of Illinois, 4.5%, 11/01/2039	2,420,000	2,677,028
State of Illinois, AGM, 5%, 2/01/2027	2,040,000	2,311,483
State of Illinois, AGM, 4%, 2/01/2030	900,000	1,015,857
State of Illinois, NATL, 6%, 11/01/2026	5,955,000	7,032,379
State of Illinois, “A”, 5%, 12/01/2020	3,995,000	4,115,849
State of Illinois, “A”, 5%, 11/01/2029	16,990,000	20,976,703
State of Illinois, “A”, 5%, 4/01/2036	2,760,000	2,975,473
State of Illinois, “B”, 5%, 12/01/2020	2,205,000	2,271,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, “B”, 5%, 11/01/2032	$8,000,000	$9,794,960
State of Illinois, “A”, 5%, 12/01/2024	470,000	537,628
State of Illinois, “A”, 5%, 10/01/2028	8,230,000	10,094,506
State of Illinois, “A”, 5%, 12/01/2038	11,365,000	13,319,553
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2043	8,455,000	9,802,558
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2048	8,460,000	9,739,406

		$692,599,883
Indiana - 1.0%
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 11/15/2042 (a)(d)	$2,500,000	$66,250
Indiana Finance Authority Health Facilities Rev. (Baptist Healthcare System Obligated Group), 5%, 8/15/2051	10,605,000	12,288,119
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 3/01/2032	1,790,000	1,869,637
Indiana Finance Authority Rev. (Marquette Project), 5%, 3/01/2039	1,215,000	1,271,024
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	515,126
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,273,330
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,095,000	2,320,150
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	5,350,000	5,904,955
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	3,260,000	3,591,868
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 5%, 9/15/2039	1,755,000	2,121,567
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2044	470,000	513,701
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2049	460,000	499,845
Indiana Housing & Community Development Authority, Single Family Mortgage Rev., “A”, GNMA, 4%, 7/01/2048	3,110,000	3,389,340
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,430,000	1,473,329
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	600,000	737,574
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	440,000	539,242
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	550,000	666,633

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2038	$1,640,000	$1,964,228
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	4,600,000	4,904,980
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	5,085,675
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	10,875,000	12,823,800

		$63,820,373
Iowa - 0.5%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$800,000	$907,104
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	1,480,000	1,672,089
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	715,000	805,862
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	1,060,000	1,173,664
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	865,000	950,687
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	1,590,000	1,731,415
Iowa Finance Authority Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	1,090,000	1,185,560
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	2,595,000	2,660,653
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	7,710,000	7,864,277
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	4,295,000	4,341,515
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.375%, 6/01/2038	4,500,000	4,548,690

		$27,841,516
Kansas - 0.8%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$3,600,000	$4,154,076
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,722,750
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	1,405,000	1,616,396
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	699,870
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2030	1,085,000	1,245,157
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2032	985,000	1,125,628

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2039	$1,280,000	$1,443,661
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2043	4,000,000	4,511,200
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2032	1,360,000	1,681,218
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2033	1,430,000	1,754,395
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2034	1,500,000	1,829,595
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Convention Center Hotel), 5%, 3/01/2036	1,660,000	2,012,501
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,835,000	2,211,248
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,990,000	2,392,895
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	2,840,000	3,398,429
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,624,233
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2033	605,000	675,047
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2038	710,000	784,841
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 4.625%, 5/15/2041	605,000	650,381
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	1,860,000	2,031,269
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “III”, 5%, 5/15/2034	2,000,000	2,256,100
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 6.5%, 5/15/2048	1,500,000	1,670,235
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 3%, 9/01/2023	950,000	970,112
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	2,845,000	2,911,175
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	1,575,000	1,668,839
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2044	1,740,000	1,975,718

		$52,016,969

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - 1.7%
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2032	$765,000	$959,593
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2033	760,000	950,775
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 119), BAM, 5%, 5/01/2034	870,000	1,085,490
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2/01/2035	2,840,000	3,001,340
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	3,896,698
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	4,855,000	3,705,676
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	2,915,000	3,054,512
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,391,329
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	1,250,000	1,477,725
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2041	13,475,000	15,828,948
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	5,245,000	6,108,694
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2037	3,040,000	3,542,360
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,995,000	2,306,898
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,555,000	1,831,790
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	2,490,000	2,846,518
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6%, 6/01/2030 (Prerefunded 6/01/2020)	3,460,000	3,516,052
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.375%, 6/01/2040 (Prerefunded 6/01/2020)	6,255,000	6,363,899
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Medical Health System, Inc.), “A”, 6.5%, 3/01/2045 (Prerefunded 6/01/2020)	1,955,000	1,989,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2045	$2,860,000	$3,388,728
Kentucky Economic Development Finance Authority Louisville Arena Project Rev. (Louisville Arena Authority, Inc.), “A”, AGM, 5%, 12/01/2047	1,605,000	1,751,569
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,665,646
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	6,945,000	7,287,597
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,836,625
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Miralea Project), 7.25%, 5/15/2041 (Prerefunded 5/15/2021)	3,000,000	3,238,320
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Miralea Project), 7.375%, 5/15/2046 (Prerefunded 5/15/2021)	1,495,000	1,616,140
Kentucky Higher Education Student Loan Corp. Rev., Tax-Exempt, “B-1”, 5%, 6/01/2036	8,965,000	10,555,122
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2034	1,440,000	1,641,413
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2035	2,290,000	2,603,295
University of Kentucky, General Receipts, “A”, 5%, 4/01/2036	1,460,000	1,674,328

		$102,116,840
Louisiana - 1.6%
Jefferson Parish, LA, Hospital Service District No. 1 Hospital Rev. (West Jefferson Medical Center), “A”, 6%, 1/01/2039 (Prerefunded 1/01/2021)	$1,500,000	$1,567,065
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.25%, 7/01/2031	3,200,000	3,353,440
Jefferson Parish, LA, Hospital Service District No. 2 Hospital Rev. (East Jefferson General Hospital), 6.375%, 7/01/2041	2,000,000	2,093,300
Louisiana Housing Corp. Single Family Mortgage Rev. (Home Ownership Program), “A-1”, 4.5%, 12/01/2047	1,085,000	1,208,093

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Cameron Parish Gomesa Project), 5.65%, 11/01/2037	$1,450,000	$1,646,692
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	11,560,000	12,129,908
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Jefferson Parish Gomesa Project), 4%, 11/01/2044	4,315,000	4,430,556
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Lafourche Parish Gomesa Project), 3.95%, 11/01/2043	3,855,000	3,942,586
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	560,000	664,686
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin’ Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2048	2,445,000	2,872,264
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Parish Gomesa Project), 3.9%, 11/01/2044	5,045,000	5,194,130
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	1,145,000	1,292,923
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,435,000	5,006,095
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Mary’s Parish Gomesa Project), 4.4%, 11/01/2044	3,385,000	3,594,227
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Tangipahoa Parish Gomesa Project), 5.375%, 11/01/2038	2,175,000	2,389,433
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Terrebonne Parish Gomesa Project), 5.5%, 11/01/2039	1,810,000	1,968,013
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Vermilion Parish Gomesa Project), 4.625%, 11/01/2038	1,740,000	1,890,336
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	2,990,000	3,068,517

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	$4,000,000	$4,151,080
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 5.75%, 2/01/2032	900,000	966,285
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.125%, 2/01/2037	3,480,000	3,781,229
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.25%, 2/01/2047	2,830,000	3,062,541
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2029	670,000	774,359
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2039	1,660,000	1,849,638
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2054	2,635,000	2,881,979
Louisiana Public Facilities Authority Lease Rev. (Provident Group-Flagship Properties LLC–Louisiana State University Greenhouse District (Phase III)), “A”, 5%, 7/01/2059	7,135,000	8,546,089
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	4,725,000	4,876,153
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2043	1,100,000	1,336,632
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2048	1,790,000	2,161,156
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	875,000	1,013,416
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2045	2,405,000	2,766,087
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2045	1,095,000	1,256,272

		$97,735,180
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025)	$2,685,000	$2,959,219

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maine - continued
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	$6,170,000	$7,000,914

		$9,960,133
Maryland - 1.1%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2039	$1,465,000	$1,715,618
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	1,300,000	1,519,167
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	2,090,000	2,432,697
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	2,680,000	3,015,590
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	500,000	537,810
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	550,000	623,458
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,351,824
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	2,930,000	3,233,343
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034	850,000	907,222
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039	745,000	798,148
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047	2,190,000	2,340,037
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.5%, 9/01/2048 (u)	8,325,000	9,282,125
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “B”, 4.5%, 9/01/2048 (u)	6,765,000	7,535,804
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025 (Prerefunded 6/01/2020)	885,000	897,868
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2030	1,070,000	1,336,419
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2031	350,000	432,635
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2032	985,000	1,214,377
Maryland Economic Development Corp. Rev. (Transportation Facilities Project), “A”, 5%, 6/01/2035	1,775,000	2,177,623
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	175,000	186,604

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	$525,000	$551,933
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	1,865,000	1,946,855
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	2,290,000	2,795,197
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,360,000	2,471,959
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,380,000	1,618,643
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	860,000	1,005,607
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	3,835,000	4,421,909
Prince George’s County, MD, Special Obligation (Westphalia Town Center Project), 5.125%, 7/01/2039	790,000	888,639
Prince George’s County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048	775,000	871,131
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	890,000	991,691
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	1,530,000	1,690,405
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	1,605,000	1,768,004
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,804,178

		$65,364,520
Massachusetts - 2.3%
Commonwealth of Massachusetts, “A”, 5%, 1/01/2047	$13,375,000	$16,353,612
Lowell, MA, Collegiate Charter School Rev., 4%, 6/15/2024	300,000	317,031
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2029	455,000	507,903
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2049	1,630,000	1,757,694
Lowell, MA, Collegiate Charter School Rev., 5%, 6/15/2054	580,000	621,360
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,535,000	2,837,375
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2035	325,000	390,624
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037 (a)	9,250,000	5,994,000
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), “A”, 5%, 6/01/2039	1,300,000	1,595,802

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Atrius Health Issue), “A”, 4%, 6/01/2049	$1,170,000	$1,269,216
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,450,000	1,691,121
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,015,000	3,501,591
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	835,000	965,485
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2035	9,160,000	10,507,986
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,930,000	3,376,415
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2027	3,690,000	4,238,703
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,158,590
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2042	3,000,000	3,429,150
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2042	2,900,000	3,271,461
Massachusetts Development Finance Agency Rev. (Lawrence General Hospital), 5%, 7/01/2047	7,500,000	8,398,275
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/2056	289,249	84,652
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037	400,000	443,384
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047	3,140,000	3,459,746
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057	5,755,000	6,325,205
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023)	1,350,000	1,617,287
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043 (Prerefunded 11/15/2023)	2,080,000	2,509,374
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	20,000	20,080
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	170,000	185,904
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2024	1,400,000	1,634,276
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	960,592
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	480,000	579,259

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	$645,000	$776,948
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,685,000	2,013,811
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,120,000	1,336,104
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 4%, 7/01/2044	3,120,000	3,433,841
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2044	1,305,000	1,568,623
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	985,000	1,142,846
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	960,000	1,135,824
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 3%, 7/01/2035	5,790,000	6,126,862
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	6,585,000	7,194,573
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 3.75%, 7/01/2047	10,430,000	10,994,472
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	250,000	250,243
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	775,000	811,882
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	805,000	844,171
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	11,835,000	12,620,440
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,745,000	1,665,448
Massachusetts Housing Finance Agency, Single Family Housing Rev., “169”, 4%, 12/01/2029	20,000	20,375
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	570,000	601,567
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	340,000	357,884

		$142,899,067
Michigan - 1.7%
Detroit, MI, Downtown Development Authority Tax Increment Rev. (Catalyst Development), “A”, AGM, 5%, 7/01/2043	$2,220,000	$2,484,358
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	9,635,000	10,541,557

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/2039	$3,190,000	$3,471,262
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	375,000	392,809
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5.25%, 7/01/2041	2,055,000	2,162,826
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	535,000	558,914
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	725,000	882,064
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	665,000	804,045
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2043	1,185,000	1,419,192
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2037	1,155,000	1,253,568
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2047	2,660,000	2,859,074
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2052	1,185,000	1,270,995
Michigan Building Authority Rev., “I”, 4%, 10/15/2049	3,810,000	4,345,305
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	680,371
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	800,000	876,528
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033	1,105,000	1,271,523
Michigan Finance Authority Hospital Rev. (Henry Ford Health System), “A”, 4%, 11/15/2050	8,625,000	9,618,341
Michigan Finance Authority Hospital Rev. (Sparrow Obligated Group), 5%, 11/15/2045	7,000,000	7,970,550
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2034	2,225,000	2,791,018
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2037	1,000,000	1,243,910
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2048	5,215,000	6,477,969
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), “2”, 4%, 12/01/2036	6,610,000	7,763,908
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	1,025,841

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	$2,070,000	$2,423,432
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,355,000	1,583,697
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	2,375,000	2,555,595
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-2”, 5%, 7/01/2044	1,365,000	1,462,106
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-6”, 5%, 7/01/2033	2,280,000	2,616,574
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	885,000	1,036,105
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	3,880,000	4,107,911
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046	1,635,000	1,719,955
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051	900,000	944,172
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,050,000	1,068,679
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046	2,070,000	2,177,557
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051	2,070,000	2,171,596
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	2,215,000	2,542,532
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	875,647
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	656,880
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,407,995
Western Michigan University Rev., “A”, 5%, 11/15/2040	1,250,000	1,461,000

		$102,977,361
Minnesota - 0.5%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$546,880

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	$3,000,000	$3,297,570
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	2,070,000	2,325,293
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2043	3,680,000	4,452,064
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	2,065,000	2,307,637
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 5%, 2/15/2048	2,905,000	3,496,458
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2032	1,570,000	1,693,276
Duluth, MN, Independent School District No. 709, “A”, COP, 4.2%, 3/01/2034	420,000	452,739
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	855,000	900,281
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	8,390,000	9,243,850
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 4.75%, 7/01/2029	250,000	270,063
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.25%, 7/01/2033	420,000	461,261
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052	705,000	765,609
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 9/01/2031	630,000	672,651
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 9/01/2042 (Prerefunded 9/01/2021)	1,260,000	1,371,510
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 8/01/2028	250,000	261,338
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 8/01/2036	1,250,000	1,305,687

		$33,824,167
Mississippi - 0.7%
Mississippi Development Bank Special Obligation (Hancock County Gomesa Project), 4.55%, 11/01/2039	$3,800,000	$3,995,662
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.25%, 10/01/2026	1,350,000	1,417,919
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.5%, 10/01/2031	2,045,000	2,148,313
Mississippi Home Corp. Single Family Mortgage Rev., “A”, 4%, 12/01/2044	2,770,000	3,041,515

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	$1,845,000	$2,004,021
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	4,810,000	5,371,471
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2046	2,635,000	2,990,883
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2036	1,155,000	1,319,541
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2037	1,040,000	1,185,569
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2039	1,040,000	1,176,822
Mississippi Hospital Equipment & Facilities Authority Rev.
(Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	575,000	648,244
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2043	8,920,000	10,674,564
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2048	7,750,000	9,207,853

		$45,182,377
Missouri - 1.5%
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/2026 (d)(q)	$2,495,000	$1,122,750
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, 5%, 3/01/2055	7,785,000	9,444,451
Kansas City, MO, Industrial Development Authority, Airport Rev. (Kansas City International Airport Terminal Modernization Project), “B”, AGM, 5%, 3/01/2049	12,980,000	15,837,807
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040	2,140,000	2,392,135
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050	5,740,000	6,318,764
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	465,000	532,550
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	1,650,000	1,800,876
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,501,411
Missouri Health & Educational Facilities Authority Rev. (Mosaic Health System), “A”, 4%, 2/15/2054	2,125,000	2,363,914
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	1,735,000	1,985,395

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	$680,000	$714,354
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “B”, FNMA, 4.75%, 5/01/2049	4,515,000	5,095,177
Osage Beach, MO, Tax Increment Rev. (Prewitt’s), 5%, 5/01/2023	985,000	974,490
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	771,325
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	538,549
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,355,000	1,477,627
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2030	1,015,000	1,154,258
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	1,165,000	1,219,429
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2041	3,445,000	3,827,326
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	1,100,000	1,204,907
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	2,110,000	2,315,240
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	4,220,000	4,648,119
St. Louis, MO, Industrial Development Authority Rev. (Friendship Village St. Louis Obligated Group), “A”, 5.25%, 9/01/2053	10,005,000	11,378,887
St. Louis, MO, Industrial Development Authority Rev. (St. Andrew’s Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	3,620,000	3,973,384
St. Louis, MO, Land Clearance Redevelopment Authority Rev. (Kiel Opera House Renovation Project), 5%, 10/01/2035	2,750,000	2,774,282
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 9/01/2035	3,040,000	3,143,573

		$89,510,980
Montana - 0.2%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A”, 4%, 6/01/2049	$970,000	$1,054,380
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2043	3,840,000	4,433,587
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2048	5,530,000	6,339,648

		$11,827,615

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - 0.3%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2034	$1,200,000	$1,603,008
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	1,940,000	2,641,795
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2042	3,875,000	5,480,916
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	950,000	1,001,965
Nebraska Investment Finance Authority, Single Family Housing Rev., “C”, 4%, 9/01/2048 (u)	4,815,000	5,261,062

		$15,988,746
Nevada - 0.4%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 4.5%, 12/15/2029	$570,000	$598,107
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	1,715,000	1,816,648
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2038	945,000	994,924
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	2,205,000	2,311,105
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048	4,115,000	4,279,970
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2037	1,000,000	1,088,790
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047	1,015,000	1,093,551
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2033	85,000	106,140
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	110,000	134,451
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	435,000	481,519
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	545,000	604,487
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), Capital Appreciation, “C”, 0%, 7/01/2058	54,500,000	8,475,295

		$21,984,987

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - 0.7%
National Finance Authority, New Hampshire Municipal Certificates “A”, 4.125%, 1/20/2034	$11,173,171	$13,392,610
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Covanta Project), “C”, 4.875%, 11/01/2042	7,730,000	8,224,488
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth-Hitchcock Obligated Group), “A”, 5%, 8/01/2059	4,330,000	6,647,026
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2033	3,475,000	4,133,443
New Hampshire Health & Education Facilities Authority Rev. (Elliot Hospital), 5%, 10/01/2038	3,500,000	4,107,460
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,820,000	2,195,721
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,825,000	2,179,598
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 7/01/2041	2,625,000	2,754,491

		$43,634,837
New Jersey - 4.7%
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2037	$5,875,000	$7,010,285
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	490,000	577,847
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	2,250,000	2,251,395
New Jersey Building Authority Rev., Unrefunded Balance, “A”, BAM, 5%, 6/15/2029	430,000	513,846
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	445,000	502,565
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	690,000	778,217
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	2,570,000	2,894,437
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	1,305,000	1,468,464
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	325,000	374,111
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	367,110
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	1,093,853

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	$1,060,000	$1,191,991
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	530,000	593,870
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 10/01/2021	85,000	87,124
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2028	1,500,000	1,788,675
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 4/01/2031	9,585,000	10,985,464
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.375%, 1/01/2024	650,000	666,400
New Jersey Economic Development Authority Rev. (Lions Gate Project), 4.875%, 1/01/2029	2,300,000	2,419,669
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5%, 1/01/2034	4,350,000	4,549,056
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.125%, 1/01/2039	1,625,000	1,696,451
New Jersey Economic Development Authority Rev. (Lions Gate Project), 5.25%, 1/01/2044	4,625,000	4,837,195
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2037	2,530,000	3,032,281
New Jersey Economic Development Authority Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2042	2,810,000	3,326,562
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	105,000	107,886
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	615,000	649,840
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	705,000	763,769
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	985,000	1,096,601
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,663,537
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2034	825,000	976,173

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2035	$690,000	$814,662
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2042	3,850,000	4,470,196
New Jersey Economic Development Authority Rev., School Facilities Construction, “NN”, 5%, 3/01/2027	5,865,000	6,482,174
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	7,870,000	8,460,407
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	5,770,000	6,310,764
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	1,820,000	2,099,661
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	8,595,000	9,915,708
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,685,000	4,315,024
New Jersey Economic Development Authority, Water Facilities Rev. (Middlesex Water Co.), 5%, 8/01/2059	2,155,000	2,614,855
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,150,000	1,170,482
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2031 (u)	8,500,000	9,010,425
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 5%, 7/01/2033	400,000	474,536
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	5,075,000	6,241,996
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	1,560,000	1,915,914
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	10,225,000	11,639,424
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2031	1,710,000	2,058,755
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2032	1,710,000	2,053,146
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2033	1,450,000	1,737,144
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,455,000	1,739,511

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	$1,285,000	$1,532,440
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	1,490,000	1,772,430
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2037	2,475,000	2,934,360
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 3.25%, 12/01/2039	7,810,000	8,149,032
New Jersey Housing & Mortgage Finance Agency, Single Family Housing Rev., “C”, 4.75%, 10/01/2050 (u)	14,895,000	16,878,567
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	4,490,000	5,527,280
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2029	3,270,000	3,881,621
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2031	2,180,000	2,567,626
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	4,395,000	5,262,881
New Jersey Transportation Trust Fund Authority, Transportation Program, “AA”, 5%, 6/15/2038	2,500,000	2,793,600
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2035	5,000,000	6,060,800
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 12/15/2036	5,000,000	6,044,600
New Jersey Transportation Trust Fund Authority, Transportation System, “BB”, 5%, 6/15/2044	5,000,000	5,927,150
New Jersey Transportation Trust Fund Authority, Transportation System, “C”, 5%, 6/15/2042	3,350,000	3,536,662
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “A”, 0%, 12/15/2037	50,000,000	29,452,500
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2028	16,375,000	13,520,346
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2035	4,750,000	3,072,157
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AAC, 0%, 12/15/2036	12,405,000	7,707,226
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	4,765,000	3,520,096
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2027	9,360,000	7,957,778

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, NATL, 0%, 12/15/2031	$15,000,000	$11,280,450

		$291,169,060
New Mexico - 0.3%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	$11,915,000	$12,098,849
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	1,610,000	1,762,499
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “C”, FNMA, 4%, 1/01/2049	3,205,000	3,513,962
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2034	355,000	405,289
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2039	275,000	309,876
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2044	285,000	318,014
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2049	735,000	815,703

		$19,224,192
New York - 3.7%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$1,139,260
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	2,075,000	2,401,709
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046	1,315,000	1,351,873
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “B”, 5%, 7/01/2021	115,000	115,128
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	3,920,525
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	4,074,749
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/01/2024, 5.625% to 1/01/2055	8,890,000	8,819,591
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047 (Prerefunded 2/15/2021)	2,000,000	2,101,400
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, Unrefunded Balance, 5.75%, 2/15/2047	1,230,000	1,287,921
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	900,646

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	$2,130,000	$2,415,612
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	990,000	1,116,898
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	800,000	957,592
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 5%, 12/01/2040	1,000,000	1,139,400
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	1,500,000	1,786,650
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	23,495,000	33,103,985
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	33,025,000	36,722,149
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	5,850,000	6,622,902
New York Mortgage Agency Rev., “208”, 4%, 10/01/2048	7,765,000	8,365,234
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	8,340,000	8,755,582
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	5,220,000	5,462,887
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2032	5,275,000	6,471,264
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2033	3,080,000	3,767,949
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2034	1,730,000	2,112,399
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,270,000	1,421,625
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	10,911,318	11,647,614
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	975,000	1,204,291
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 4.75%, 11/01/2042	6,865,000	7,276,488
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2042 (Prerefunded 7/01/2022)	3,110,000	3,416,211

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	$6,900,000	$7,134,807
Port Authority of NY & NJ (214th Series), 4%, 9/01/2037	1,435,000	1,670,512
Port Authority of NY & NJ (214th Series), 4%, 9/01/2038	1,435,000	1,664,743
Port Authority of NY & NJ (214th Series), 4%, 9/01/2039	1,245,000	1,440,291
Port Authority of NY & NJ (214th Series), 4%, 9/01/2043	2,015,000	2,306,248
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,435,000	2,543,017
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	2,780,000	2,894,425
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2029	1,165,000	1,318,559
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2030	3,070,000	3,460,289
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2032	2,750,000	3,072,520
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2033	1,745,000	1,939,620
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	1,025,000	1,133,455
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	7,670,000	8,437,997
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	3,070,000	3,360,054
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	982,030
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	486,387
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,439,991
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	3,015,000	3,029,381
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	7,780,000	8,043,275

		$228,237,135
North Carolina - 1.0%
Charlotte, NC, Water & Sewer Systems Rev., 4%, 7/01/2047	$2,500,000	$2,849,325
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), “A”, 4%, 11/01/2049	5,210,000	5,915,486
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligated Group), “A”, 4%, 11/01/2052	14,235,000	16,120,141
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	1,040,000	1,169,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	$1,320,000	$1,442,932
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	765,000	822,750
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	3,585,000	3,998,422
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,652,115
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2039	1,540,000	1,792,991
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2044	1,030,000	1,189,897
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,700,000	2,972,565
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,265,000	1,360,609
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041	1,745,000	1,883,989
North Carolina Medical Care Commission, Retirement Facilities
First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046	1,815,000	1,953,158
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	505,000	585,987
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,140,589
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,311,668
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	805,000	921,467
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2026 (w)	795,000	974,098
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2027 (w)	775,000	971,555
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2028 (w)	1,040,000	1,327,778
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2029 (w)	825,000	1,073,754
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2030 (w)	690,000	911,863
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2031 (w)	750,000	983,685

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2032 (w)	$555,000	$725,108
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2033 (w)	555,000	723,998
University of North Carolina at Wilmington (Student Housing Projects), 5%, 6/01/2029	1,190,000	1,408,698
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	955,000	1,092,902
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2045	1,140,000	1,693,618

		$61,970,878
North Dakota - 0.4%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	$325,000	$341,185
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	835,000	882,102
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “D”, 4.25%, 1/01/2049 (u)	6,855,000	7,543,105
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	2,610,000	3,097,391
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,050,000	3,566,548
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2043	9,245,000	10,663,276

		$26,093,607
Ohio - 6.5%
American Municipal Power, Inc. (Prairie State Energy Campus Project), “A”, 5%, 2/15/2042	$3,440,000	$3,866,973
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 6/01/2045 (Prerefunded 6/01/2020)	5,990,000	6,089,015
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	23,365,000	23,479,956
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.375%, 6/01/2024	16,130,000	16,191,455
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.875%, 6/01/2030	18,715,000	18,808,014
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	4,485,000	4,505,541
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	11,225,000	11,289,656
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	91,630,000	93,242,688
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	14,535,000	15,138,929

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2035	$1,500,000	$1,690,620
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2036	2,000,000	2,248,600
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2037	1,250,000	1,400,538
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	1,820,000	1,881,989
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 11/01/2040 (Prerefunded 11/01/2020)	2,210,000	2,289,361
Butler County, OH, Hospital Facilities Rev. (UC Health), ETM, 5.5%, 11/01/2040 (Prerefunded 11/01/2020)	3,615,000	3,738,127
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2037	920,000	1,046,997
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2047	2,480,000	2,777,302
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2050	915,000	1,022,714
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Flats East Development Project), “B”, 7%, 5/15/2040	1,065,000	1,109,730
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2042	3,915,000	4,533,178
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	5,240,000	5,796,436
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.25%, 2/15/2047	14,205,000	16,649,538
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2052	875,000	1,036,140
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2057	3,355,000	3,835,738
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	13,520,000	15,972,122
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2040	860,000	925,076
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2045	1,295,000	1,376,715
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 5%, 9/01/2049	1,725,000	2,010,677
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2034	1,380,000	1,556,681
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2044	2,055,000	2,277,330
Franklin County, OH, Hospital Facilities Rev. (OhioHealth Corp.), “A”, 4%, 5/15/2047	5,710,000	6,359,684

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 7/01/2042	$8,050,000	$9,025,177
Hickory Chase, OH, Community Authority Infrastructure Improvement Rev. (Hickory Chase Project), “A”, 5%, 12/01/2040	1,955,000	2,130,696
Lake County, OH, Hospital Facilities Rev., 6%, 8/15/2043	460,000	461,753
Lucas County, OH, Hospital Rev. (Promedica Healthcare), “A”, 5.25%, 11/15/2048	1,700,000	2,010,182
Miami County, OH, Hospital Facilities Rev. (Kettering Health), “A”, 5%, 8/01/2049	13,945,000	16,887,395
Montgomery County, OH, Health Care & Multi-Family Housing Rev. (St. Leonard), 6.375%, 4/01/2030	2,235,000	2,249,148
Montgomery County, OH, Health Care & Multi-Family Housing Rev. (St. Leonard), 6.625%, 4/01/2040	3,230,000	3,252,836
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 4%, 11/15/2038	5,490,000	6,180,752
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	1,835,000	1,996,241
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038	2,325,000	2,607,674
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048	3,115,000	3,478,178
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5%, 12/01/2038	1,360,000	1,522,438
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2043	1,390,000	1,560,901
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2048	1,600,000	1,790,304
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.5%, 12/01/2053	1,000,000	1,133,610
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2035 (w)	1,495,000	1,916,904
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2038 (w)	1,425,000	1,807,798
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2039 (w)	1,505,000	1,903,825
Ohio Higher Educational Facility Rev. (Kenyon College 2020 Project), 5%, 7/01/2042 (w)	2,575,000	3,229,282
Ohio Housing Finance Agency, 4.5%, 9/01/2049 (u)	13,130,000	14,728,052
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2048 (u)	9,695,000	10,790,147
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,750,118
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043	8,150,000	9,073,150
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,865,000	9,108,456

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	$3,205,000	$3,213,686
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	690,000	789,119
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.75%, 12/01/2032	3,725,000	4,068,408
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	2,645,000	2,912,806
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	1,715,000	1,822,256
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	2,100,000	2,293,032
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	385,000	400,800

		$402,242,644
Oklahoma - 1.0%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$740,000	$779,768
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise, “A”, 8.5%, 8/25/2026 (n)	2,370,000	2,591,311
Norman, OK, Regional Hospital Authority Rev., 4%, 9/01/2045	2,850,000	3,140,899
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	3,015,000	3,650,863
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,545,819
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2029	695,000	865,699
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2033	3,525,000	4,314,106
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	4,935,000	5,957,384
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	5,285,000	6,410,071
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	4,930,000	5,933,058
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “A”, 4.75%, 9/01/2048	4,130,000	4,649,224
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 11/01/2045 (Prerefunded 5/01/2020)	3,500,000	3,552,220

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	$660,000	$744,935
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	2,005,000	2,279,625
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	5,260,000	5,812,510
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	6,615,000	7,305,540

		$59,533,032
Oregon - 0.4%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4.5%, 5/01/2029	$655,000	$695,466
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2036	1,100,000	1,237,742
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2040	815,000	863,525
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 9/01/2030 (Prerefunded 9/01/2020)	1,990,000	2,048,427
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 9/01/2040 (Prerefunded 9/01/2020)	4,100,000	4,226,239
Oregon Housing & Community Services Department Mortgage Rev. (Single-Family Mortgage Program), “D”, 4.75%, 1/01/2050 (u)	11,595,000	13,043,563
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,374,078

		$23,489,040
Pennsylvania - 7.1%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$9,450,000	$10,442,344
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028	765,000	915,567
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033	765,000	905,370
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042	2,175,000	2,499,010
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042	6,700,000	7,643,092
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2032	2,505,000	2,926,416
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042	1,990,000	2,261,118
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	1,110,000	1,177,532
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2042	4,605,000	4,862,604

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Berks County, PA, Reading School District, AGM, 5%, 3/01/2036	$460,000	$553,854
Blythe Township, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037	8,695,000	10,547,122
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2032 (w)	275,000	310,943
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2033 (w)	330,000	371,811
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2034 (w)	415,000	465,472
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2035 (w)	400,000	446,748
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2036 (w)	215,000	239,858
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 5%, 12/01/2051	2,600,000	2,828,462
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	894,634
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	815,000	885,587
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,877,759
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	885,000	1,004,369
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	2,040,000	2,321,377
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	610,000	691,972
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2037	1,735,000	1,891,098
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2032	1,395,000	1,738,044
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2033	1,195,000	1,484,991
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2034	605,000	749,777
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	1,965,000	2,032,301
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,660,000	1,758,289
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	855,000	930,317
Cumberland County, PA, Municipal Authority, Obligated Group Refunding Rev. (Asbury Atlantic Inc.), 5%, 1/01/2045	500,000	547,140

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	$1,335,000	$1,483,879
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	2,440,000	2,782,137
Doylestown, PA, Hospital Rev., “A”, 4%, 7/01/2045	765,000	817,946
Doylestown, PA, Hospital Rev., “A”, 5%, 7/01/2049	770,000	901,308
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	330,000	382,232
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	420,000	481,072
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	325,000	363,311
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	180,000	199,562
Erie County, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2038	750,000	858,368
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2029	180,000	203,537
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2038	2,795,000	3,093,562
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2039	355,000	392,321
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2043	3,685,000	4,047,641
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2048	3,730,000	4,084,611
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2049	470,000	514,424
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2053	3,660,000	3,997,818
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2054	920,000	1,004,401
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	6,045,000	6,487,615
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	3,450,000	3,665,797
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	4,280,000	4,527,384
Lehigh County, PA, Hospital Authority Rev. (Lehigh Valley Health Network), “A”, 4%, 7/01/2049	5,235,000	5,859,693

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	$7,735,000	$8,671,322
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	6,760,000	8,052,580
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, BAM, 5%, 4/15/2059	1,305,000	1,570,959
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	2,765,000	3,122,625
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	2,635,000	2,953,651
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2051	3,225,000	3,599,487
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2036	8,510,000	9,712,123
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	8,275,000	8,747,006
Moon Industrial Development Authority Rev. (Baptist Homes Society), 6.125%, 7/01/2050	3,915,000	4,283,989
Northeastern PA, Hospital & Education Authority University Rev. (Wilkes University Project), “A”, 5%, 3/01/2037	1,355,000	1,519,524
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2044	1,810,000	2,171,855
Northeastern, PA, Hospital & Education Authority College Rev. (King’s College Project), 5%, 5/01/2049	1,095,000	1,308,514
Pennsylvania Economic Development Financing Authority Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	2,010,000	2,368,102
Pennsylvania Economic Development Financing Authority Rev. (Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	9,950,000	11,645,082
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	3,240,000	3,297,931
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 7/01/2042	2,525,000	2,552,118
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	740,000	754,800
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041 (Prerefunded 11/01/2021)	1,545,000	1,687,773
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 6.25%, 10/01/2043 (Prerefunded 10/01/2021)	8,435,000	9,177,449

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services, Inc. Housing Project), 5%, 10/01/2044 (Prerefunded 10/01/2022)	$4,990,000	$5,527,573
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania), “A”, 5%, 2/15/2048	14,795,000	18,235,429
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033 (u)	6,930,000	7,650,166
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,740,000	1,892,528
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2032	11,030,000	13,377,735
Pennsylvania Public School Building Authority, School Lease Rev. (School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2033	19,350,000	23,417,176
Pennsylvania Turnpike Commission Subordinate Rev., “A”, AGM, 4%, 12/01/2049	22,775,000	25,815,235
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	1,065,000	1,098,643
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2042	1,950,000	2,004,347
Philadelphia, PA, Authority for Industrial Development Rev. (Kipp Charter School Project), “B”, 4%, 4/01/2026	1,435,000	1,484,063
Philadelphia, PA, Authority for Industrial Development Rev. (Kipp Charter School Project), “B”, 5%, 4/01/2046	3,500,000	3,744,370
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	470,000	481,402
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	885,000	958,092
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	2,620,000	2,892,349
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	4,790,000	5,148,915
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,910,000	2,116,375
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,310,000	3,584,862
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,780,000	2,814,361
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	5,820,000	5,891,761
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,275,026

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	$1,975,000	$2,208,445
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	943,177
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,847,721
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	1,078,198
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	3,135,000	3,716,386
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2037	2,655,000	3,097,562
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project- Section 8), “I”, 5%, 12/01/2058	10,580,000	11,999,095
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.25%, 12/01/2047	3,245,000	3,461,052
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project- Section 8), “III”, 5.5%, 12/01/2058	4,690,000	5,028,055
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	2,290,000	2,595,417
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	2,600,000	2,917,356
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	3,655,000	4,070,464
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “15”, 5%, 8/01/2042	8,405,000	10,043,555
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	405,000	503,585
Philadelphia, PA, School District, “A”, 5%, 9/01/2035	1,540,000	1,905,827
Philadelphia, PA, School District, “A”, 4%, 9/01/2036	2,045,000	2,343,774
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	510,000	629,473
Philadelphia, PA, School District, “A”, 4%, 9/01/2037	1,560,000	1,781,130
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	510,000	627,351
Philadelphia, PA, School District, “A”, 4%, 9/01/2038	2,410,000	2,739,929
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	510,000	625,428
Philadelphia, PA, School District, “A”, 4%, 9/01/2039	1,260,000	1,429,659
Philadelphia, PA, School District, “B”, 5%, 9/01/2043	1,525,000	1,847,904

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	$980,000	$1,165,004
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	245,000	290,541
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2032	1,050,000	1,457,264
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2033	785,000	1,107,290
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 4%, 9/01/2035	390,000	456,374
Pittsburgh, PA, Water & Sewer Authority Rev., “A”, AGM, 5%, 9/01/2044	2,615,000	3,255,675
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	10,015,000	10,620,907
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	3,000,000	3,357,990
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2044	2,555,000	2,828,257
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2046	3,920,000	4,329,013
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2048	2,685,000	2,957,957
Washington County, PA, Canon-McMillan School District, BAM, 4%, 6/01/2050	2,555,000	2,806,131
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	505,000	515,645
Washington County, PA, Redevelopment Authority Refunding
Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	355,000	388,675
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2030	395,000	442,108
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2035	390,000	429,686

		$434,809,955
Puerto Rico - 10.0%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 7/01/2044	$10,000,000	$10,287,500
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	810,000	831,271
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	3,355,000	3,453,603
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ASSD GTY, 5.25%, 7/01/2041	5,790,000	6,654,968
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	7,680,000	7,690,061

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	$1,085,000	$1,242,000
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	1,080,000	1,236,038
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	2,800,000	3,213,784
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	4,440,000	5,108,753
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	8,365,000	8,561,327
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	630,000	646,525
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AAC, 5.25%, 7/01/2038	27,620,000	30,245,281
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, ASSD GTY, 5.25%, 7/01/2041	15,420,000	17,723,594
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	11,750,000	12,757,680
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	1,130,000	1,160,092
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2030	8,340,000	9,205,192
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AAC, 5.25%, 7/01/2031	3,345,000	3,689,368
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	9,105,000	10,476,395
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	2,140,000	2,337,907
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	5,265,000	5,753,487
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	6,565,000	6,794,906
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	1,545,000	1,520,836
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Unrefunded Balance, “A”, NATL, 5%, 7/01/2038	810,000	826,573
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	750,000	781,125
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	875,000	911,330
Commonwealth of Puerto Rico, Public Improvement, AAC, 4.5%, 7/01/2023	410,000	412,645
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	12,830,000	13,711,549
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	2,320,000	2,351,065

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	$1,345,000	$1,360,737
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	3,665,000	3,779,751
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2020	840,000	845,754
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AAC, 5%, 7/01/2031	11,555,000	11,809,441
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	22,920,000	18,364,650
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	2,960,000	2,371,700
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	1,055,000	847,956
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	500,000	401,875
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	6,605,000	5,308,769
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2020 (a)(d)	525,000	420,656
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2021 (a)(d)	8,560,000	6,858,700
Puerto Rico Electric Power Authority Rev., “DDD”, 5%, 7/01/2022 (a)(d)	14,825,000	11,878,531
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	555,000	555,067
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,345,422
Puerto Rico Electric Power Authority Rev., “EEE”, 6.05%, 7/01/2032 (a)(d)	2,950,000	2,360,000
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	65,000	65,739
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	2,165,000	2,286,088
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	380,000	380,513
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022	1,150,000	1,170,240
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	240,000	245,470
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	260,000	266,500
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	185,000	189,858

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2021	$2,010,000	$2,040,391
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	695,000	707,232
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	280,000	280,686
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	815,000	821,267
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	2,425,000	1,943,031
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	3,275,000	2,624,094
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	425,000	340,531
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	11,890,000	9,526,862
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	1,230,000	1,258,032
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	65,000	66,678
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	490,000	502,186
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,705,000	1,708,512
Puerto Rico Electric Power Authority Rev., “V”, NATL, 5.25%, 7/01/2033	8,935,000	9,763,989
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	475,000	516,824
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	1,070,000	1,171,436
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	3,765,000	4,133,895
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	5,250,000	5,757,045
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	21,245,000	23,209,738
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2034	630,000	688,067
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	445,000	358,225
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	1,010,000	811,788
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2022 (a)(d)	4,720,000	3,693,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	$5,265,000	$4,231,744
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	1,180,000	948,425
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	3,655,000	2,937,706
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	15,500,000	15,868,125
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,530,000	4,669,071
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	4,780,000	4,823,594
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	165,000	164,652
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	25,000	24,996
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	570,000	585,527
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	375,000	374,591
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	645,000	666,285
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	200,000	199,756
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,645,000	2,708,374

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	$980,000	$978,373
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	1,330,000	1,351,506
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	1,155,000	1,152,748
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	1,625,000	1,650,122
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	525,000	527,814
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	1,330,000	1,341,997
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	5,450,000	5,873,465
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	11,530,000	12,576,924
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	1,145,000	1,262,809
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	9,895,000	11,003,636
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	17,840,000	19,951,899
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2028	1,075,000	1,206,247
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2029	13,625,000	8,914,565
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2037	8,455,000	3,567,587
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2043	2,295,000	719,368
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “A”, AAC, 0%, 7/01/2044	7,350,000	2,179,495
Puerto Rico Infrastructure Financing Authority Special Tax Rev., Capital Appreciation, “C”, AAC, 0%, 7/01/2028	1,085,000	748,596

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	$325,000	$333,570
Puerto Rico Public Buildings Authority Government Facilities Rev., “I”, ASSD GTY, 5%, 7/01/2036	735,000	750,163
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2023	3,400,000	3,713,038
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,470,000	1,516,026
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	490,000	505,548
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	690,000	706,194
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	6,225,000	6,562,955
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	1,542,000	1,699,130
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	51,733,000	57,238,426
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	35,748,000	40,195,051
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	17,233,000	18,709,523
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	298,000	324,602
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	4,051,000	4,484,335
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	446,000	405,137
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	2,598,000	2,186,685
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	825,000	654,514
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	20,100,000	14,850,081
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	20,115,000	13,827,654
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	49,584,000	14,486,957
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2051	15,804,000	3,341,282
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	595,000	609,875

		$615,932,924

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Rhode Island - 0.1%
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	$1,455,000	$1,538,721
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	2,480,000	2,644,548

		$4,183,269
South Carolina - 0.9%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4%, 11/01/2030	$425,000	$435,073
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.25%, 11/01/2040	1,000,000	1,019,950
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049	500,000	511,125
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	4,130,000	4,418,976
South Carolina Jobs & Economic Development Authority, 5%, 4/01/2048	1,500,000	1,633,230
South Carolina Jobs & Economic Development Authority, 5.25%, 4/01/2053	2,060,000	2,258,543
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	839,695
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2037	925,000	1,002,885
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	5,735,000	6,485,195
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 4%, 11/01/2029	3,240,000	3,506,069
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2033	3,570,000	4,009,610
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	1,380,000	1,539,128
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2042	3,515,000	3,892,757
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2046	1,905,000	2,104,339
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Prisma Health Obligated Group), “A”, 5%, 5/01/2048	9,330,000	11,040,376
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2047	2,655,000	2,898,941

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (South Carolina Episcopal Home at Still Hopes), 5%, 4/01/2052	$2,610,000	$2,843,308
South Carolina Ports Authority Rev., 5.25%, 7/01/2050	1,485,000	1,809,443
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2048	1,330,000	1,560,888

		$53,809,531
Tennessee - 0.9%
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	$2,270,000	$2,546,531
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-1”, 4%, 8/01/2044	780,000	873,241
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	590,000	722,184
Chattanooga, TN, Health, Educational & Housing Facility Board Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2049	295,000	358,481
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	5,000,000	5,121,400
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 7/01/2038 (Prerefunded 7/01/2020)	1,700,000	1,734,952
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	680,000	813,491
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2031	800,000	955,072
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	500,000	588,375
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Trousdale Foundation Properties), “A”, 6.25%, 4/01/2049	9,915,000	11,203,752
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	240,000	291,847
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2039	310,000	371,154
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2040	3,000,000	3,512,190
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	540,385

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	$1,000,000	$1,081,180
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	2,105,000	2,317,079
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	3,625,000	4,236,610
Tennessee Housing Development Agency, Residential Finance Program Rev., “1”, 4%, 1/01/2043	2,450,000	2,666,604
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 4.25%, 7/01/2049	2,785,000	3,073,610
Tennessee Housing Development Agency, Residential Finance Program Rev., “4”, 4.5%, 7/01/2049 (u)	12,835,000	14,281,761

		$57,289,899
Texas - 6.0%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	$820,000	$880,819
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	3,680,000	3,939,882
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2038	1,060,000	1,136,161
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2048	1,750,000	1,853,460
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2053	1,695,000	1,789,581
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	800,000	989,984
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	655,000	806,488
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2043	3,400,000	4,124,506
Austin, TX, Airport System Rev., “B”, 5%, 11/15/2041	930,000	1,107,035
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	890,000	1,060,497
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,325,000	1,570,827
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	260,000	300,503
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	615,000	719,507
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	400,000	469,776

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	$585,000	$682,484
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045	1,315,000	1,520,495
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	977,243
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 8/15/2041 (Prerefunded 8/15/2021)	695,000	746,340
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	2,114,809
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	305,000	315,016
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040 (Prerefunded 12/01/2020)	4,940,000	5,147,826
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045 (Prerefunded 12/01/2020)	1,670,000	1,741,960
Dallas and Fort Worth, TX, International Airport Rev., “A”, 5%, 11/01/2038	4,430,000	4,557,850
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	4,370,000	4,801,275
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	9,175,000	9,775,962
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 3/01/2040 (Prerefunded 3/01/2020)	3,800,000	3,815,732
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	1,860,000	2,057,365
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,845,000	2,911,374
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	875,000	879,900
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 1/01/2043 (Prerefunded 1/01/2023)	2,265,000	2,650,005
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2031	1,425,000	1,632,680
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	211,773
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	514,233
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2034	4,580,000	2,918,788
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2038	40,280,000	19,925,710

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	$745,000	$356,766
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	686,395
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	8,171,904
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	3,075,000	3,113,007
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	4,655,000	5,073,438
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	9,905,000	11,138,569
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	6,515,000	7,447,101
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	55,000	55,164
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2044	1,290,000	1,484,945
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2035	190,000	234,171
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2037	285,000	349,248
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	310,000	378,293
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	565,000	683,198
Mission, TX, Economic Development Corp. (NatGasoline Project), 4.625%, 10/01/2031	4,240,000	4,590,987
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2038	460,000	542,915
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2048	1,905,000	2,207,724
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman’s University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,685,000	1,939,351
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 3.375%, 8/15/2029	780,000	793,127
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2039	2,030,000	2,167,045
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2049	1,555,000	1,647,243
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2037	2,000,000	2,199,060
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2042	2,000,000	2,185,760

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5%, 11/15/2026	$295,000	$316,444
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.375%, 11/15/2036	420,000	454,751
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2046	835,000	896,890
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2052	960,000	1,026,490
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “B-1”, 3.25%, 11/15/2022	275,000	275,052
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 3%, 1/01/2024	255,000	257,343
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 4%, 1/01/2029	440,000	461,516
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,444,767
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2039	465,000	503,623
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,531,072
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,580,882
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2050	550,000	587,879
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2055	2,050,000	2,175,460
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	230,000	258,055

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	$1,170,000	$1,227,272
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2046	2,330,000	2,545,781
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	3,205,000	3,482,585
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030	310,000	346,828
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035	310,000	343,499
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047	770,000	839,577
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,295,000	1,440,908
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035	1,530,000	1,758,613
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045	2,250,000	2,570,873
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2033	140,000	145,947
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2038	355,000	368,437
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), 5%, 6/15/2048	1,060,000	1,095,001
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2032	540,000	563,317
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2037	595,000	618,074
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5%, 6/15/2042	715,000	740,089
Newark, TX, Higher Education Finance Corp. Rev. (Austin Achieve Public Schools, Inc.), “A”, 5.25%, 6/15/2048	1,435,000	1,490,448
North Texas Tollway Authority Rev., 6%, 1/01/2043 (Prerefunded 1/01/2021)	1,280,000	1,339,034
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)(w)	2,515,000	2,583,609

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)(w)	$6,080,000	$6,245,619
Port Beaumont, TX, Navigation District Facility Rev. (Jefferson Gulf Coast Energy Project), “B”, 6%, 1/01/2025 (n)(w)	4,670,000	4,791,607
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	9,170,000	10,572,368
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.5%, 11/15/2034	1,075,000	1,279,906
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.75%, 11/15/2044	1,970,000	2,335,474
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 8%, 11/15/2049	1,680,000	2,005,920
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	5,022,640
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2029	545,000	705,039
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2030	680,000	874,630
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2031	540,000	691,589
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2032	540,000	689,013
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2028	830,000	1,049,087
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2029	810,000	1,039,716
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2030	675,000	861,455
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2031	485,000	616,328
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2032	595,000	753,300
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,955,000	3,043,886
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,500,000	1,644,705
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	3,345,000	3,630,864
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	4,210,000	4,528,571
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 5.625%, 11/15/2041 (a)(d)	2,750,000	1,925,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.25%, 11/15/2035 (a)(d)	$845,000	$591,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), “A”, 5.5%, 11/15/2045 (a)(d)	3,750,000	2,625,000
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), 5.25%, 11/15/2047	2,565,000	2,720,695
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2030	2,000,000	2,145,920
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2035	2,350,000	2,484,984
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “A”, 5%, 11/15/2045	2,515,000	2,610,620
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “B”, 5%, 11/15/2030	3,855,000	4,136,261
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Northwest Senior Housing Corp. Edgemere Project), “B”, 5%, 11/15/2036	5,105,000	5,387,409
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054	16,242,764	17,099,083
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	660,000	721,578
Texas Department of Housing & Community Affairs Residential Mortgage Rev., “A”, 4.75%, 1/01/2049 (u)	6,855,000	7,760,203
Texas Department of Housing & Community Affairs Single Family Mortgage Rev., “A”, 4.75%, 3/01/2049 (u)	3,750,000	4,197,337
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segment 3C Project), 5%, 6/30/2058	25,885,000	30,635,156
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,613,631
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,105,000	1,283,126

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	$4,605,000	$2,449,307
Texas Transportation Commission, State Highway 249 System Rev., “A”, 5%, 8/01/2057	5,725,000	6,787,674
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2037	640,000	337,062
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2038	470,000	233,698
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2039	520,000	244,717
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2040	520,000	230,854
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2041	1,040,000	435,989
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2042	1,430,000	566,466
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2043	1,170,000	438,575
Texas Water Development Board State Water Implementation Rev., “B”, 4%, 10/15/2043	23,625,000	27,374,287
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	3,165,000	3,303,943
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	3,560,000	3,719,559
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), Unrefunded Balance, 7%, 11/01/2030	215,000	222,706

		$370,027,430
Utah - 0.6%
Salt Lake City, UT, Salt Lake City International Airport Rev., “A”, 5%, 7/01/2043	$9,190,000	$11,160,336
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036	715,000	771,220
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046	1,285,000	1,368,821
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), “A”, 3.5%, 2/15/2026	380,000	388,003
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy Project), 5%, 4/15/2030	745,000	747,496
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy Project), 6%, 4/15/2045	2,395,000	2,405,370

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - continued
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2039	$400,000	$496,804
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2044	355,000	435,493
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2049	650,000	794,092
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 7/15/2037	2,250,000	2,252,947
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “H”, GNMA, 4.5%, 8/21/2049	2,283,753	2,425,232
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “I”, GNMA, 4%, 9/21/2049	4,487,162	4,731,263
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, “G”, GNMA, 4.5%, 7/21/2049	5,725,143	6,079,816

		$34,056,893
Vermont - 0.3%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$2,910,000	$3,065,714
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	4,645,000	4,907,535
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028)	2,445,000	2,803,119
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.625%, 6/15/2029	560,000	600,981
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.75%, 6/15/2030	620,000	667,108
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2033	570,000	617,093
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2034	615,000	664,729
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4.375%, 6/15/2046	755,000	809,443
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4%, 6/15/2047	1,740,000	1,847,132

		$15,982,854
Virginia - 1.0%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$4,750,000	$5,139,405
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	981,912	85,917
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023	335,000	349,542

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028	$580,000	$650,447
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037	1,105,000	1,260,131
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045	3,880,000	4,226,484
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045	960,000	1,078,118
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.4%, 3/01/2045	1,780,000	1,893,386
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2032	1,140,000	1,414,786
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2034	490,000	604,048
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2030	2,810,000	3,147,228
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035	2,590,000	2,866,586
Virginia Small Business Financing Authority Rev., 5%, 6/01/2047	1,500,000	1,631,445
Virginia Small Business Financing Authority Rev., 5%, 6/01/2052	3,880,000	4,212,245
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC Project), 5%, 7/01/2049	14,695,000	15,584,488
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	4,975,000	5,487,574
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	9,705,000	10,535,457
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038)	715,000	761,704
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	769,496	77
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/2020 (a)(d)	6,569,571	657

		$60,929,725
Washington - 1.3%
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	$2,675,000	$3,078,096
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	3,415,000	3,871,483
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	6,565,000	7,281,045
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5%, 1/01/2032 (n)	2,220,000	2,574,512

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Kalispel Tribe Indians, WA, Priority District Rev., “A”, 5.25%, 1/01/2038 (n)	$2,500,000	$2,904,800
Kalispel Tribe Indians, WA, Priority District Rev., “B”, 5%, 1/01/2032 (n)	700,000	811,783
Kalispel Tribe Indians, WA, Priority District Rev., “B”, 5.25%, 1/01/2038 (n)	900,000	1,045,728
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	4,000,000	4,384,960
Seattle, WA, Municipal Light & Power Improvement Rev., “C”, 4%, 9/01/2037	7,000,000	8,017,170
Seattle, WA, Port Rev., 4%, 4/01/2044	2,175,000	2,439,589
Seattle, WA, Port Rev., 5%, 4/01/2044	8,165,000	10,009,963
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,775,000	2,085,447
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,805,000	2,109,413
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2038	830,000	905,655
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2048	1,420,000	1,532,464
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2053	1,375,000	1,479,830
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 4%, 7/01/2028	225,000	239,805
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2033	225,000	249,107
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2038	325,000	355,560
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2048	450,000	488,583
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036	2,460,000	2,766,393
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046	4,675,000	5,193,083
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051	2,970,000	3,291,918
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036	1,000,000	1,092,610
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041	2,000,000	2,161,280

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046	$2,385,000	$2,563,183
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051	3,635,000	3,895,848
Washington State Convention Center Public Facilities District, Lodging Tax, 5%, 7/01/2058	5,165,000	6,205,954

		$83,035,262
West Virginia - 0.6%
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2028	$1,285,000	$1,455,712
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	515,000	582,753
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2030	1,005,000	1,133,198
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	1,000,000	1,047,940
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Cabell Huntington Hospital Obligated Group), “A”, 5%, 1/01/2043	6,455,000	7,714,500
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2027	2,100,000	2,411,808
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2028	1,000,000	1,145,260
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2038	1,160,000	1,436,579
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2039	350,000	432,278
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Thomas Health System), 6.5%, 10/01/2038 (a)(d)	3,450,000	1,897,500
West Virginia Hospital Finance Authority Hospital Improvement Rev. (West Virginia University Health System Obligated Group), “A”, 4%, 6/01/2051	15,000,000	16,423,500
West Virginia Housing Development Fund, “A”, FHA, 3.45%, 11/01/2033	610,000	663,613
West Virginia Housing Development Fund, “A”, FHA, 3.75%, 11/01/2038	585,000	638,522
West Virginia Housing Development Fund, “A”, FHA, 3.9%, 11/01/2048	285,000	308,683

		$37,291,846
Wisconsin - 3.0%
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	$2,530,000	$2,812,095

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	$2,315,000	$2,541,083
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	1,265,000	1,374,043
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	1,265,000	1,369,616
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2030	160,000	206,338
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2031	170,000	217,813
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2032	200,000	256,022
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2033	215,000	274,349
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2034	200,000	254,564
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2035	260,000	329,937
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/2035 (Prerefunded 6/01/2020)	710,000	721,907
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 6/01/2039 (Prerefunded 6/01/2020)	1,435,000	1,459,065
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2037	1,110,000	1,209,334
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2041	955,000	1,035,592
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	1,530,000	1,781,654
Wisconsin Health & Educational Facilities Authority Rev. (Meriter Hospital), “A”, 5.5%, 5/01/2031 (Prerefunded 5/01/2021)	1,855,000	1,959,381
Wisconsin Health & Educational Facilities Authority Rev. (Meriter Hospital), “A”, 6%, 5/01/2041 (Prerefunded 5/01/2021)	1,405,000	1,492,532
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2038	520,000	618,691
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2044	600,000	708,120
Wisconsin Health & Educational Facilities Authority Rev. (Rogers Memorial Hospital, Inc.), “A”, 5%, 7/01/2049	2,515,000	2,959,325
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	4,990,338
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/2038	5,110,000	5,225,690
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2039	1,060,000	1,178,497

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2046	$1,145,000	$1,261,309
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2054	2,175,000	2,384,931
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “B-3”, 2.25%, 11/01/2026	2,265,000	2,292,905
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 5%, 9/15/2040	445,000	470,089
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 5%, 9/15/2045	595,000	626,476
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 5%, 9/15/2050	2,430,000	2,554,319
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., “D”, 4%, 3/01/2047 (u)	8,570,000	9,367,353
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	730,000	762,251
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	3,815,000	4,148,507
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	17,610,000	18,779,656
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	2,870,000	3,058,530
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	285,000	339,455
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	865,000	1,012,733
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	580,000	673,113
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	665,000	731,061
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	1,015,000	1,102,473
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	1,025,000	1,118,921
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	1,005,000	1,097,329
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	2,815,000	3,065,056
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 4.125%, 6/15/2029	545,000	573,961
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2039	500,000	530,420

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2049	$1,100,000	$1,159,004
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 3.75%, 10/01/2023 (n)	295,000	301,900
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2033 (n)	670,000	758,922
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2048 (n)	3,265,000	3,597,181
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 4%, 9/01/2020	165,000	167,094
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025	520,000	576,555
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030	920,000	1,009,231
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	1,215,000	1,311,653
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	595,000	676,908
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	545,000	617,294
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	12,340,000	14,268,865
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037	8,145,000	9,823,033
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	4,260,000	5,139,733
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2039	770,000	849,426
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2049	1,455,000	1,593,371
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2054	1,365,000	1,484,738
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	3,055,000	3,525,592
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	2,805,000	3,199,748
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037	1,995,000	2,257,203
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042	3,915,000	4,396,662
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047	3,830,000	4,281,212

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052	$8,800,000	$9,813,936
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	1,905,000	2,079,517
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	1,730,000	1,901,772
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	1,685,000	1,845,800
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	3,465,000	3,825,429
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2044	520,000	620,173
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2054	680,000	802,026
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2058	780,000	898,607
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2034	2,380,000	2,852,192
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2039	1,490,000	1,760,360
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2044	1,770,000	2,067,201
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2049	2,540,000	2,949,854
Wisconsin Public Finance Authority Student Housing Rev. (Western Carolina University Project), 5.25%, 7/01/2047	2,480,000	2,745,806

		$186,084,832
Total Municipal Bonds (Identified Cost, $5,682,031,618)		$6,132,928,470

Bonds - 0.4%
Consumer Services - 0.4%
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)	$8,338,000	$6,364,210
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2027 (n)	1,149,000	837,347
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2028 (n)	862,000	599,902
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2043 (n)	34,400,000	10,931,695
Toll Road Investors Partnership II LP, Capital Appreciation, “A”, 0%, 2/15/2045 (n)	267,283	72,789

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - continued
Toll Road Investors Partnership II LP, Capital Appreciation, “B”, 0%, 2/15/2033 (n)	$4,735,000	$2,610,769
Total Bonds (Identified Cost, $20,521,996)		$21,416,712

Investment Companies (h) - 1.5%
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 1.62% (v) (Identified Cost, $93,143,329)	93,143,494	$93,152,808

Other Assets, Less Liabilities - (1.8)%		(108,690,985)
Net Assets - 100.0%		$6,138,807,005

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $93,152,808 and $6,154,345,182, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $93,567,410, representing 1.5% of net assets.

(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,702,553,614)	$6,154,345,182
Investments in affiliated issuers, at value (identified cost, $93,143,329)	93,152,808
Cash	408,496
Receivables for
Investments sold	3,390,462
Investments sold on an extended settlement basis	3,193,062
Fund shares sold	15,846,576
Interest	54,194,350
Other assets	18,206
Total assets	$6,324,549,142
Liabilities
Payables for
Distributions	$2,006,899
Investments purchased	1,376,845
Investments purchased on an extended settlement basis	83,866,122
Fund shares reacquired	10,709,913
Interest expense and fees	738,740
Payable to the holders of the floating rate certificates	84,448,373
Payable to affiliates
Investment adviser	167,613
Administrative services fee	3,111
Shareholder servicing costs	1,934,261
Distribution and service fees	13,773
Payable for independent Trustees’ compensation	3,604
Accrued expenses and other liabilities	472,883
Total liabilities	$185,742,137
Net assets	$6,138,807,005
Net assets consist of
Paid-in capital	$5,703,976,670
Total distributable earnings (loss)	434,830,335
Net assets	$6,138,807,005
Shares of beneficial interest outstanding	708,981,758

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,999,299,031	230,812,235	$8.66
Class B	13,733,480	1,583,905	8.67
Class C	242,387,095	27,953,729	8.67
Class I	2,687,507,564	310,448,971	8.66
Class R6	1,195,879,835	138,182,918	8.65

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.04 [100 / 95.75 x $8.66]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$244,416,612
Dividends from affiliated issuers	1,826,707
Other	705
Total investment income	$246,244,024
Expenses
Management fee	$28,471,274
Distribution and service fees	2,514,571
Shareholder servicing costs	3,899,705
Administrative services fee	575,429
Independent Trustees’ compensation	52,254
Custodian fee	352,342
Shareholder communications	309,453
Audit and tax fees	68,443
Legal fees	152,087
Interest expense and fees	1,757,104
Miscellaneous	450,754
Total expenses	$38,603,416
Fees paid indirectly	(4,161)
Reduction of expenses by investment adviser and distributor	(578,888)
Net expenses	$38,020,367
Net investment income (loss)	$208,223,657

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$23,090,500
Affiliated issuers	20,958
Net realized gain (loss)	$23,111,458
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$338,221,471
Affiliated issuers	9,465
Net unrealized gain (loss)	$338,230,936
Net realized and unrealized gain (loss)	$361,342,394
Change in net assets from operations	$569,566,051

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	1/31/20	1/31/19
Change in net assets

From operations
Net investment income (loss)	$208,223,657	$203,100,129
Net realized gain (loss)	23,111,458	(10,726,308)
Net unrealized gain (loss)	338,230,936	(38,944,978)
Change in net assets from operations	$569,566,051	$153,428,843
Total distributions to shareholders	$(201,093,248)	$(193,104,583)
Change in net assets from fund share transactions	$897,649,851	$357,845,640
Total change in net assets	$1,266,122,654	$318,169,900

Net assets
At beginning of period	4,872,684,351	4,554,514,451
At end of period	$6,138,807,005	$4,872,684,351

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$8.09	$8.16	$8.02	$8.25		$8.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.35	$0.36	$0.37	(c)	$0.37
Net realized and unrealized gain (loss)	0.56	(0.08)	0.14	(0.25)		(0.06)
Total from investment operations	$0.88	$0.27	$0.50	$0.12		$0.31

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.36)	$(0.35)		$(0.35)
Net asset value, end of period (x)	$8.66	$8.09	$8.16	$8.02		$8.25
Total return (%) (r)(s)(t)(x)	11.06	3.31	6.29	1.38	(c)	3.86

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.68	0.71	(c)	0.70
Expenses after expense reductions (f)	0.66	0.66	0.65	0.66	(c)	0.66
Net investment income (loss)	3.82	4.35	4.44	4.41	(c)	4.54
Portfolio turnover	12	24	17	23		17
Net assets at end of period (000 omitted)	$1,999,299	$1,623,004	$1,589,868	$1,781,515		$1,974,564

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.63	0.64	0.64	0.65	(c)	0.65
See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$8.10	$8.16	$8.03	$8.26		$8.30

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.29	$0.30	$0.30	(c)	$0.31
Net realized and unrealized gain (loss)	0.56	(0.07)	0.13	(0.25)		(0.06)
Total from investment operations	$0.82	$0.22	$0.43	$0.05		$0.25

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.30)	$(0.28)		$(0.29)
Net asset value, end of period (x)	$8.67	$8.10	$8.16	$8.03		$8.26
Total return (%) (r)(s)(t)(x)	10.24	2.68	5.35	0.59	(c)	3.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.68	1.71	(c)	1.70
Expenses after expense reductions (f)	1.41	1.41	1.41	1.44	(c)	1.44
Net investment income (loss)	3.12	3.61	3.68	3.62	(c)	3.78
Portfolio turnover	12	24	17	23		17
Net assets at end of period (000 omitted)	$13,733	$17,392	$22,213	$26,528		$30,537

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.38	1.40	1.40	1.43	(c)	1.43

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$8.10	$8.16	$8.03	$8.26		$8.30

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.27	$0.28	$0.28	(c)	$0.29
Net realized and unrealized gain (loss)	0.56	(0.08)	0.13	(0.24)		(0.06)
Total from investment operations	$0.80	$0.19	$0.41	$0.04		$0.23

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.28)	$(0.27)		$(0.27)
Net asset value, end of period (x)	$8.67	$8.10	$8.16	$8.03		$8.26
Total return (%) (r)(s)(t)(x)	9.96	2.42	5.10	0.37	(c)	2.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.67	1.68	1.71	(c)	1.70
Expenses after expense reductions (f)	1.66	1.66	1.65	1.66	(c)	1.66
Net investment income (loss)	2.84	3.35	3.43	3.41	(c)	3.55
Portfolio turnover	12	24	17	23		17
Net assets at end of period (000 omitted)	$242,387	$230,387	$282,931	$285,224		$271,643

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.63	1.64	1.64	1.65	(c)	1.65

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	1/31/20	1/31/19	1/31/18	1/31/17		1/31/16
Net asset value, beginning of period	$8.09	$8.15	$8.02	$8.25		$8.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.35	$0.36	$0.37	(c)	$0.37
Net realized and unrealized gain (loss)	0.56	(0.08)	0.13	(0.25)		(0.06)
Total from investment operations	$0.88	$0.27	$0.49	$0.12		$0.31

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.36)	$(0.35)		$(0.35)
Net asset value, end of period (x)	$8.66	$8.09	$8.15	$8.02		$8.25
Total return (%) (r)(s)(t)(x)	11.06	3.44	6.15	1.38	(c)	3.86

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.68	0.71	(c)	0.71
Expenses after expense reductions (f)	0.66	0.66	0.65	0.66	(c)	0.66
Net investment income (loss)	3.82	4.34	4.42	4.42	(c)	4.55
Portfolio turnover	12	24	17	23		17
Net assets at end of period (000 omitted)	$2,687,508	$2,145,125	$2,261,507	$1,547,999		$1,319,815

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.63	0.64	0.64	0.65	(c)	0.65

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	1/31/20	1/31/19	1/31/18 (i)
Net asset value, beginning of period	$8.08	$8.15	$8.23

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.36	$0.22
Net realized and unrealized gain (loss)	0.56	(0.09)	(0.06	)(g)
Total from investment operations	$0.89	$0.27	$0.16

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.24)
Net asset value, end of period (x)	$8.65	$8.08	$8.15
Total return (%) (r)(s)(t)(x)	11.16	3.40	1.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.58	0.57	(a)
Expenses after expense reductions (f)	0.58	0.57	0.56	(a)
Net investment income (loss)	3.89	4.41	4.12	(a)
Portfolio turnover	12	24	17
Net assets at end of period (000 omitted)	$1,195,880	$856,776	$397,994

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.55	0.56	0.55	(a)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class R6, the period is from the class inception, June 2, 2017, through the stated period end.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Notes to Financial Statements – continued

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $21,470,485. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information

Notes to Financial Statements – continued

from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$6,132,928,470	$—	$6,132,928,470
U.S. Corporate Bonds	—	21,416,712	—	21,416,712
Mutual Funds	93,152,808	—	—	93,152,808
Total	$93,152,808	$6,154,345,182	$—	$6,247,497,990

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust (“the

Notes to Financial Statements – continued

trust”), and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates”. The carrying value of the fund’s payable to the holders of the floating rate certificates as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2020, the fund’s payable to the holders of the floating rate certificates was $84,448,373 and the weighted average interest rate on the settled floating rate certificates issued by the trust was 1.00%. For the year ended January 31, 2020, the average payable to the holders of the settled floating rate certificates was $86,092,965 at a weighted average interest rate of 1.54%. Interest expense and fees include interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2020, interest expense and fees related to self-deposited inverse floaters amounted to $1,727,529 and are included in “Interest expense and fees” in the Statement of Operations.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. When-issued investments purchased (sold) are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 1/31/20	Year ended 1/31/19
Ordinary income (including any short-term capital gains)	$821,771	$6,814,996
Tax-exempt income	200,271,477	186,289,587

Total distributions	$201,093,248	$193,104,583

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/20

Cost of investments	$5,710,754,757
Gross appreciation	477,454,476

Gross depreciation	(25,159,616)
Net unrealized appreciation (depreciation)	$452,294,860

Undistributed ordinary income	1,275,344
Undistributed tax-exempt income	33,185,764
Capital loss carryforwards	(34,576,624)
Other temporary differences	(17,349,009)

As of January 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(18,151,645)
Long-Term	(16,424,979)
Total	$(34,576,624)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 1/31/20	Year ended 1/31/19
Class A	$67,026,212	$66,395,275
Class B	476,593	677,458
Class C	6,360,655	7,775,203
Class I	89,486,576	85,633,971
Class R6	37,743,212	32,622,676
Total	$201,093,248	$193,104,583

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.45%
In excess of $10 billion	0.425%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended January 31, 2020, this management fee reduction amounted to $538,559, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.51% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.65%	1.40%	1.65%	0.65%	0.56%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2021. For the year ended January 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $166,515 for the year ended January 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.75%	$160,340
Class C	0.75%	0.25%	1.00%	1.00%	2,354,231
Total Distribution and Service Fees					$2,514,571

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2020 based on each class’s average daily net assets. MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2021. For the year ended January 31, 2020, this waiver amounted to $40,085, which is included in the reduction of total expenses in the Statement of Operations. MFD has also voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2020, this rebate amounted to $244 for Class C shares, which is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2020, were as follows:

Amount
Class A	$164,344
Class B	17,060
Class C	18,775

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

Notes to Financial Statements – continued

year ended January 31, 2020, the fee was $102,504, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,797,201.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2020 was equivalent to an annual effective rate of 0.0105% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $240 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,593 at January 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO

Agreement was terminated. For the year ended January 31, 2020, the fee paid by the fund under this agreement was $5,776 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

Notes to Financial Statements – continued

On December 14, 2018, MFS redeemed 6,477 shares of Class R6 for an aggregate amount of $52,011.

(4) Portfolio Securities

For the year ended January 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $1,606,122,418 and $648,402,734, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/20		Year ended 1/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	56,314,228	$474,286,056	50,684,626	$411,486,006
Class B	75,703	633,094	144,923	1,179,012
Class C	6,285,190	53,064,936	4,826,236	39,221,787
Class I	106,951,880	898,067,367	103,128,132	836,319,781
Class R6	52,565,983	443,637,278	87,485,395	709,665,745
	222,192,984	$1,869,688,731	246,269,312	$1,997,872,331

Shares issued to shareholders in reinvestment of distributions
Class A	7,304,615	$61,678,247	7,436,249	$60,380,090
Class B	46,825	395,095	67,594	549,658
Class C	645,598	5,452,361	812,535	6,606,551
Class I	9,021,394	76,144,413	8,733,196	70,865,003
Class R6	4,012,776	33,863,610	3,736,812	30,311,492
	21,031,208	$177,533,726	20,786,386	$168,712,794

Shares reacquired
Class A	(33,424,331)	$(281,826,490)	(52,458,057)	$(425,697,347)
Class B	(686,291)	(5,794,299)	(786,039)	(6,383,597)
Class C	(7,425,448)	(62,500,041)	(11,849,783)	(96,240,131)
Class I	(70,836,866)	(594,462,214)	(124,029,436)	(1,004,740,888)
Class R6	(24,393,326)	(204,989,562)	(34,075,768)	(275,677,522)
	(136,766,262)	$(1,149,572,606)	(223,199,083)	$(1,808,739,485)

Net change
Class A	30,194,512	$254,137,813	5,662,818	$46,168,749
Class B	(563,763)	(4,766,110)	(573,522)	(4,654,927)
Class C	(494,660)	(3,982,744)	(6,211,012)	(50,411,793)
Class I	45,136,408	379,749,566	(12,168,108)	(97,556,104)
Class R6	32,185,433	272,511,326	57,146,439	464,299,715
	106,457,930	$897,649,851	43,856,615	$357,845,640

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2020, the fund’s commitment fee and interest expense were $29,438 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$114,920,825	$1,073,176,026	$1,094,974,466	$20,958	$9,465	$93,152,808

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,826,707	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Municipal High Income Fund and the Board of Trustees of MFS Series Trust III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust III (the “Trust”)), including the portfolio of investments, as of January 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust III) at January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

March 18, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Gary Lasman Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.59% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended January 31, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Global High Yield Fund	78,972	77,665
MFS High Income Fund	73,977	72,754
MFS High Yield Pooled Portfolio	33,998	33,443

Total	186,947	183,862

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Municipal High Income Fund	56,050	55,127

For the fiscal years ended January 31, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Global High Yield Fund	0	0	6,987	6,870	0	0
To MFS High Income Fund	0	0	9,040	8,889	0	0
To MFS High Yield Pooled Portfolio	0	0	8,781	8,634	0	0
Total fees billed by Deloitte To above Funds	0	0	24,808	24,393	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global High Yield Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS High Income Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	0	0	0	0	3,790	5,390

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by Deloitte:
To MFS Global High Yield Fund, MFS and MFS Related Entities#	360,777	12,260
To MFS High Income Fund, MFS and MFS Related Entities#	362,830	14,279
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	362,571	14,024

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,982	9,815	2,366	2,232

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	1,706,760	1,743,310	0	0	104,750	138,900

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	2,007,858	2,128,157

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.  Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: March 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: March 18, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 18, 2020

*	Print name and title of each signing officer under his or her signature.